As filed with the Securities and Exchange Commission on April 30, 2021

Registration Nos. 333-87766

811-05068

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 26

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 37

Farm Bureau Life Variable Account

(Exact Name of Registrant)

Farm Bureau Life Insurance Company

(Name of Depositor)

5400 University Avenue
West Des Moines, Iowa 50266

(515) 225-5400

(Address and Telephone Number of Principal Executive Office)

Lori K. Geadelmann, Esquire
5400 University Avenue

West Des Moines, Iowa 50266

(Name and Address of Agent for Service of Process)

Copy to:

Thomas E. Bisset, Esquire
Eversheds Sutherland (US) LLP
700 Sixth Street, N.W., Suite 700

Washington, D.C. 20001-3980

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐                                   immediately upon filing pursuant to paragraph (b) of Rule 485

☒                                 on May 1, 2021 pursuant to paragraph (b)

☐                                   60 days after filing pursuant to paragraph (a)(1)

☐                                   on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act

If appropriate, check the following box:

☐                    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Farm Bureau Life Variable Account

NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE
LIFE INSURANCE POLICY

PROSPECTUS
May 1, 2021

Farm Bureau Life Insurance Company ("Farm Bureau Life," "Company," "we," "us," or "our") is offering an individual nonparticipating flexible premium variable life insurance policy (the "Policy") described in this Prospectus. Farm Bureau Life designed the Policy: (1) to provide insurance protection to age 115 (age 95 in the state of Utah); and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy. The Prospectus describes all material features of the Policy. The Company has discontinued sales of the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

While the Policy is in force, we will pay:

●  death proceeds upon the Insured's death, and

●  a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Investment Options you select. Each Subaccount invests exclusively in shares of one of the Investment Options that are listed and described in the Appendix to this Prospectus, entitled "Investment Options Available Under The Policy". Current summary prospectuses or prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Beginning January 1, 2021, we will no longer send you paper copies of shareholder reports for the Investment Options ("Reports") unless you specifically request paper copies from us. Instead, Reports will be available via website. We will notify you by mail each time the Reports are posted. The notice will provide the website links to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call 1-800-247-4170. Your election to receive the Reports in paper will apply to all Investment Options available with your Policy.

If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, please contact us at 1-800-247-4170.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or financial adviser.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.

Issued By:
Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266
(800) 247-4170

(This page has been left blank intentionally.)

The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau Life has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

GLOSSARY

Accumulated Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

Attained Age: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day. Each Business Day ends at the close of normal trading on the New York Stock Exchange (generally, 3:00 p.m. central time).

Company, we, us, our: Farm Bureau Life Insurance Company.

Corridor Death Benefit: The Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

Declared Interest Option: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a)  A certified copy of the death certificate;

(b)  A certified copy of a court decree reciting a finding of death;

(c)  the Beneficiary's statement of election;

(d)  a copy of the Beneficiary's Form W-9; or

(e)  Any other proof satisfactory to the Company.

Fund or Portfolio: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account.

Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing—or when appropriate by telephone—along with all forms, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Grace Period: The 61-day period (in some states 31 days) beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Home Office: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266. Telephone: 1-800-247-4170. Fax: 1-800-754-6370.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Issue Age: The age of the Insured on the date we issue the Policy.

Maturity Date: The Insured's Attained Age 115 (Attained Age 95 in the state of Utah). It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.")

Net Accumulated Value: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Asset Value: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge").

Net Surrender Value: The Surrender Value minus any Policy Debt plus any unearned loan interest.

Partial Withdrawal Fee: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

Policy: The nonparticipating flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY—Purchasing the Policy.")

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy. The Policyowner is named in the application.

Policy Year: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

Subaccount: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

Surrender Charge: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

Surrender Value: The Accumulated Value minus the Surrender Charge.

Threshold Premium: A premium amount specified by the Company. We also use the Threshold Premium to calculate registered representatives' compensation.

Unit Value: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period of time over which we determine the change in the value of the Subaccounts. Each valuation period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Account: Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for early Withdrawals	We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh Policy Year and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. The maximum Surrender Charge for any Policy is $34.49, or 3.45%, per $1,000 of Specified Amount.
	For example, if you surrender your Policy in the first Policy Year, where the Specified Amount is $100,000 you could be assessed a surrender charge of up to $3449.	Charges and Deductions Surrender Charge
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions. These charges include a premium expense charge, transfer charge, partial withdrawal fee, and illustrative report fee.	Charges and Deductions
Ongoing Fees and Expenses (annual charges)	In addition to Surrender Charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy. These fees and expenses typically are set based on characteristics of the Insured under the Policy (e.g., age, sex, and underwriting class). You should view the specifications page of your Policy for rates applicable to your Policy.
Certain ongoing fees and expenses are charged monthly or daily. These fees include the cost of insurance under the Policy, the monthly Policy expense charge, the first-year monthly per $1000 charge, the first-year monthly Policy expense charge, and charges for optional riders.
	Policyowners will also bear expenses associated with the Investment Options available under the Policy, as shown in the following table:	Charges and Deductions

Annual Fee
Investment Option	MIN.	MAX.
Fees and Expenses*	0.10%	1.49%
*As a percentage of Investment Option assets.

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
RISKS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.	Principal Risks
Not a Short-Term Investment	This Policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
● We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount.
● During the first 12 Policy Months, we deduct the first-year monthly per $1000 charge and the first-year monthly Policy expense charge.
● The foregoing charges will reduce the value of your Policy.
	● Tax deferral is more beneficial to investors with a long time horizon.	Principal Risks Charges and Deductions
Risks Associated with Investment Options	An investment in the Policy is subject to the risk of poor investment performance, and can vary depending on the performance of the Investment Options.
	Each Investment Option (including the Declared Interest Option) has its own unique risks. You should review these Investment Options before making an investment decision.	Principal Risks Farm Bureau Life Insurance Company and the Variable Account
Insurance Company Risks

An investment in the Policy is subject to the risks related to Farm Bureau Life Insurance Company, including that any obligations (including under the Declared Interest Option), guarantees, or benefits of the Policy are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available by calling toll-free at 1-800-247-4170 or writing to: Farm Bureau Life, 5400 University Avenue, West Des Moines, Iowa 50266.

Farm Bureau Life Insurance Company and the Variable Account

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
RISKS
Policy Lapse	If your Accumulated Value during the first three Policy Years (Net Surrender Value if you've taken a loan on your Policy), or Net Surrender Value after the first three Policy Years, is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period (31 days in certain states). We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. If your Policy lapses, no death benefit will be payable under the Policy.
Whether a Policy lapses depends on the level of Accumulated Value (and Net Surrender Value). Each, in turn, is affected by the amount of premiums you paid and on the investment performance of the Investment Options and the Declared Interest Option. Poor investment performance and payment of insufficient premiums increases the risk of Policy lapse.
	Prior to the Maturity Date, you may apply to reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. Among the items you must submit in your reinstatement application is (a) a premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months and (b) an amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.	Policy Lapse and Reinstatement
RESTRICTIONS
Investments	Currently, the first twelve transfers in a Policy Year may be effected without a transfer charge. The Company assesses a $10 charge for the thirteenth and each subsequent transfer in a Policy Year.
Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Policy Year.
	We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase.	Charges and Deductions— Transfer Charge Farm Bureau Life Insurance Company and the Variable Account— Addition, Deletion, or Substitution of Investments
Optional Benefits

We offer several optional riders under the Policy. The insurance features added through these riders include, among other things accelerated payment of the death benefit, prevention of Policy lapse, and convertible term insurance. The optional riders may be terminated in certain circumstances, such as in the case of Policy lapse. We do not have the right to terminate an optional benefit in our sole discretion.

Overview of the Policy Fee Tables Other Benefits Available Under The Policy

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
TAXES
Tax Implications	You should always consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA).
	Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	Federal Tax Matters
CONFLICTS OF INTEREST
Investment Professional Compensation	We have discontinued new sales of the Policies to the public. We summarize below the kinds of compensation paid in connection with past sales of the Policy and on an ongoing basis.
Investment professionals receive compensation for selling the Policy to investors (e.g., in the form of cash commission payments). In addition to commissions and other forms of cash compensation, certain investment professionals also may receive non-cash compensation. Non-cash compensation can entail payment for conferences, seminars, meals, sporting events, theater performances, travel, lodging and/or entertainment as well as prizes and awards. Finally, investment professionals may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
	These investment professionals thus have a financial incentive to offer or recommend the Policy over another investment.	Distribution of the Policies
Exchanges

In general you should be aware that some investment professionals may have a financial incentive to offer you a new policy in place of the Policy you already own. Thus, in general, you should only exchange your life insurance Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing Policy.

The Policy

OVERVIEW OF THE POLICY

Purpose of The Policy

The Policy is a variable life insurance policy. Its primary purpose is to provide the Policyowner with death benefit protection. In exchange for your premium payments, upon the death of the Insured, we will pay the Beneficiary a death benefit. For Policyowners who need death benefit protection, the Policy can also be a helpful financial tool for financial and investment planning. The Policy may not be appropriate if you do not have a long term investment time horizon. Although Policyowners have access to their money at any time, it is not intended for people who may need to make frequent withdrawals or access their money within a short time frame, as such withdrawals can reduce the level of death benefit protection.

This summary describes the Policy's important benefits. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the beginning of the Prospectus defines certain words and phrases used in this Prospectus.

Your Policy is a nonparticipating flexible premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. As a flexible premium life insurance policy, premium payments under the Policy generally can vary as to when they are made and as to amount. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

Premiums

●  Flexibility of Premiums: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (although we reserve the right to require a minimum of $100), subject to a certain maximum. You may select a premium payment plan to pay premiums monthly, quarterly, semi-annually or annually. You are not required to pay premiums according to the plan. Please note, however, that your Policy may lapse (terminate without value) during the first three Policy Years if you did not pay sufficient premiums or if the investment performance of the Investment Options was poor. If during the first three Policy Years, the Net Accumulated Value (Net Surrender Value if you've taken a loan on your Policy), or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction and a Grace Period expires without you paying a sufficient premium to keep the Policy in force, the Policy will lapse.

●  Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Policy at our Home Office plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

Death Benefit

●  Death Benefit Proceeds: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

●  Death Benefit Options: You may choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options and the Specified Amount (which is the amount of insurance you select) while the Policy is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under each death benefit option monthly and as of the Insured's date of death.

●  Increasing Death Benefit Option is equal to the greater of: (1) the sum of the current Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by a specified amount factor for the Insured's Attained Age, as set forth in the Policy (referred to hereinafter as the "Corridor Death Benefit").

●  Level Death Benefit Option is equal to the greater of: (1) the current Specified Amount; or (2) the Corridor Death Benefit.

●  Living Benefit (Accelerated Death Benefit) Rider: Under the living benefit rider, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Requesting an accelerated benefit payment under this rider may have tax consequences.

●  Death Benefit Guarantee Rider: Under the Death Benefit Guarantee Rider, which is available at no charge, your Policy will not lapse (expire without value) even if the Accumulated Value during the first three Policy Years (Net Surrender Value if you've taken a loan on your Policy) or the Net Surrender Value after the first three Policy Years is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

Surrenders, Partial Withdrawals, Transfers and Policy Loans

●  Surrenders: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A surrender may have tax consequences.

●  Partial Withdrawals: At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value. The partial withdrawal must be at least $500 and may not exceed the lesser of Net Surrender Value less $500 or 90% of Net Surrender Value (unless a higher percentage is permitted in your state). Partial withdrawals may have tax consequences.

●  Transfers: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial transfer in each Policy Year will be completed without charge. (The maximum charge we may assess for transfers is $25.) We may assess a $10 charge for each transfer after the first transfer in a Policy Year. (The Company has extended this privilege to allow the first twelve transfers in a Policy Year to be completed without charge. The Company assesses a $10 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time.) You may only make one transfer per Policy Year from the Declared Interest Option to the Variable Account.

●  Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state).

The Policy

●  Ownership Rights: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

●  Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed in the Appendix to this Prospectus. Additional information about each Fund is provided in the Appendix to this Prospectus entitled "Investment Options Available Under the Policy."

●  Declared Interest Option: You may place money in the Declared Interest Option, where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

●  Accumulated Value: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). We do not guarantee a minimum Accumulated Value.

●  Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Home Office.

●  Asset Allocation Program: You may elect to participate in the asset allocation program and allocate all of your Premiums to one of the four (4) asset allocation model portfolios made available under the program to assist you in selecting Investment Options (see "POLICY BENEFITS—Asset Allocation Program"). Each model portfolio represents a different level of risk tolerance: Moderate Conservative, Moderate, Moderate Aggressive and Aggressive. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or elect to end your participation in the asset allocation program. There is no separate charge for participating in the asset allocation program, nor is there a charge to change to a different model portfolio. There is no guarantee that a model portfolio in the asset allocation program will not lose money or experience volatility.

●  Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium among the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium in the Subaccounts at a time when prices are high. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. See "POLICY BENEFITS—Transfers" for additional details of the program.

Supplemental Benefits and Riders

We offer several riders that provide supplemental benefits under the Policy, such as the Universal Cost of Living Rider, which provides for an automatic increase in Specified Amount every three (3) years according to the Consumer Price Index, until the later of age 65 or the 10th Policy Anniversary. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us at our Home Office for further details. See "OTHER BENEFITS AVAILABLE UNDER THE POLICY" for a description of each rider available under the Policy.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge*	Amount Deducted— Current Charge
Premium Expense Charge	Upon receipt of each premium payment	7% of each premium payment	7% of each premium payment
Partial Withdrawal Fee	Upon partial withdrawal	2% of the Accumulated Value withdrawn, not to exceed $25	2% of the Accumulated Value withdrawn, not to exceed $25
Surrender Charge(1)	Upon a full surrender of your Policy during the first six Policy Years, and for the first six Policy Years following an increase in Specified Amount to the extent of the increase
Minimum Charge(2)		$3.18 per $1,000 of Specified Amount or Specified Amount increase	$3.18 per $1,000 of Specified Amount or Specified Amount increase
Maximum Charge(3)		$34.49 per $1,000 of Specified Amount or Specified Amount increase	$34.49 per $1,000 of Specified Amount or Specified Amount increase
Charge for Male, Attained Age 30, Non-Tobacco in first Policy Year		$6.29 per $1,000 of Specified Amount or Specified Amount increase	$6.29 per $1,000 of Specified Amount or Specified Amount increase
Transfer Charge	Upon transfer	First transfer in a Policy Year is free, $25 for each subsequent transfer	First twelve transfers in a Policy Year are free, $10 for each subsequent transfer
Illustrative Report	Upon request for each additional report in a Policy Year	$25 per report	$0 per report

* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

Periodic Charges
(Other than Investment Option Operating Expenses)

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Cost of Insurance Charge(4)	Monthly, on the Monthly Deduction Day
Minimum Charge(5)		$0.06 per $1,000 net amount at risk(10)	$0.02 per $1,000 net amount at risk
Maximum Charge(6)		$90.91 per $1,000 net amount at risk	$59.52 per $1,000 net amount at risk
Charge for Male, Attained Age 35, Non-Tobacco		$0.12 per $1,000 net amount at risk	$0.07 per $1,000 net amount at risk
Monthly Policy Expense Charge	Monthly, on the Monthly Deduction Day	$7	$7
First-Year Monthly Policy Expense Charge	Monthly, on the Monthly Deduction Day for the first 12 Policy Months	$7	$7
First-Year Monthly Per $1,000 Charge(7)	Monthly, on the Monthly Deduction Day for the first 12 Policy Months, and for the first 12 Policy Months following an increase in Specified Amount to the extent of the increase	$0.07 per $1,000 of Specified Amount or Specified Amount increase	$0.07 per $1,000 of Specified Amount or Specified Amount increase
Mortality and Expense Risk Charge	Daily	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Policy Loan Interest Spread(8)	On the Policy Anniversary or earlier, as applicable(9)

Greater of Moody's Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds for the calendar month ending two months before determination of Policy Loan Interest Rate or 5.5%, less 4%

2.00% (effective annual rate)

Periodic Charges
(Optional Benefit Riders Only)(11)

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Cost of Living Increase Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(12)		$0.01 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Maximum Charge(13)		$5.45 per $1,000 of Specified Amount	$3.46 per $1,000 of Specified Amount
Charge for Male, Attained Age 35, Non-Tobacco		$0.01 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Universal Waiver of Charges Rider(14)	Monthly, on the Monthly Deduction Day
Minimum Charge(15)		4.6% of cost of insurance charge	4.6% of cost of insurance charge
Maximum Charge(16)		29.0% of cost of insurance charge	29.0% of cost of insurance charge
Charge for Male, Attained Age 35, Non-Tobacco		4.8% of cost of insurance charge	4.8% of cost of insurance charge
Universal Children's Term Life Insurance Rider	Monthly, on the Monthly Deduction Day	$0.25 per $1,000 of rider coverage amount	$0.25 per $1,000 of rider coverage amount
Universal Guaranteed Insurability Option Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(17)		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Maximum Charge(18)		$0.14 per $1,000 of rider coverage amount	$0.14 per $1,000 of rider coverage amount
Charge for Male, Attained Age 0, Non-Tobacco		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Universal Convertible Term Life Insurance Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(19)		$0.13 per $1000 of rider coverage amount	$0.07 per $1000 of rider coverage amount
Maximum Charge(20)		$1.48 per $1000 of rider coverage amount	$1.48 per $1000 of rider coverage amount
Charge for Male, Attained Age 35, Non-Tobacco for $100,000 of Term Rider		$0.24 per $1000 of rider coverage amount	$0.17 per $1000 of rider coverage amount

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Daily Living Benefit Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(21)		$.12 per $1000 of rider coverage amount	$.06 per $1000 of rider coverage amount
Maximum Charge(22)		$.54 per $1000 of rider coverage amount	$.27 per $1000 of rider coverage amount
Charge for Male, Issue Age 35, Non-Tobacco		$.12 per $1000 of rider coverage amount	$.06 per $1000 of rider coverage amount

(1) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy's data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request from our Home Office. This charge is assessed during the first six Policy Years, and during the first six Policy Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(2) The minimum charge shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Ages 0-17, Non-Tobacco: Female, Issue Age 18, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(3) The maximum charge shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Male, Issue Ages 61-94, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non- Tobacco; Male, Issue Ages 56-94, Tobacco or Preferred Tobacco; Female, Issue Ages 65-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Female, Issue Ages 63-93, Tobacco or Preferred Tobacco; Unisex, Issue Ages 62-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non- Tobacco; and Unisex, Issue Ages 57-93, Tobacco or Preferred Tobacco.

(4) The cost of insurance charge will vary based on factors including, but not limited to, the Insured's Attained Age, sex and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured's age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(5) The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 0, Non-Tobacco.

(6) The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Ages 99-114, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco. For the maximum current cost of insurance charge, the Insured is assumed to be Male, Attained Age 114, Tobacco. (In Utah, where the maturity age is 95, the maximum guaranteed rate is $26.62992 per $1,000 net amount at risk for a Male, Tobacco or Preferred Tobacco at Attained Age 94. The current charge is $16.91106 per $1,000 net amount at risk for a Male, Tobacco at Attained Age 94.)

(7) For any policy purchased prior to May 1, 2005, the current First-Year Monthly Per $1,000 Charge is $0.07 per $1,000 of Specified Amount or Specified Amount increase.

(8) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the date on which the loan interest rate is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is guaranteed not to go below 4%. Currently, by Company practice, the Company allows a loan spread of 0% on the gain in a policy in effect a minimum of ten years. This means that the policy loan grows at the stated adjustable loan interest rate, but the accumulated value attributed to this outstanding loan (up to the amount of gain after ten years) earns this same interest rate. This is not a guaranteed feature.

(9) While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

(10) For an explanation of how we calculate the net amount at risk under the Increasing Death Benefit Option and the Level Death Benefit Option, see "CHARGES AND DEDUCTIONS, Monthly Deduction, Net Amount at Risk."

(11) Charges for the Universal Cost of Living Increase Rider, Universal Waiver of Charges Rider and Universal Convertible Term Life Insurance Rider vary based on factors including, but not limited to, the Insured's Attained Age, sex and underwriting class. The charge for the Universal Guaranteed Insurability Option Rider varies based on the Insured's Attained Age and sex. The charges shown in the table may not be typical of the charges you will pay. The charge for the Universal Daily Living Benefit Rider varies based on the Insured's Issue Age, sex and underwriting class. More detailed information regarding these rider charges is available upon request from our Home Office.

(12) The minimum Universal Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco for the guaranteed charge and Attained Age 18, Super Preferred Non-Tobacco for the current charge.

(13) The maximum guaranteed Universal Cost of Living Increase Rider charge assumes that the Insured has an Attained Age 99-114 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non- Tobacco, Tobacco or Preferred Tobacco). The maximum current charge assumes the Insured has the following characteristics: Male, Attained Age 114, Tobacco. (In Utah, where the maturity age is 95, the maximum guaranteed charge is $1.5978 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco or Preferred Tobacco. The current charge is $0.9842 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco.)

(14) The cost of insurance charge on the Universal Waiver of Charges Rider also takes into account charges for all additional benefit riders attached to the Policy.

(15) The minimum guaranteed and minimum current Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(16) The maximum guaranteed and maximum current Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco or Preferred Tobacco.

(17) The minimum guaranteed and minimum current Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0, Non-Tobacco.

(18) The maximum guaranteed and maximum current Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco.

(19) The minimum Universal Convertible Term Life Insurance Rider charge assumes a 20-year term period. The minimum guaranteed charge is for a Female, Non-Tobacco for issue ages 16-25. Minimum current charge is for a Female, Super Preferred Non-Tobacco for issue ages 16-25 with a specified amount of $250,000+. Less expensive 10-year and 15-year term riders are also available. Until the state of Montana adopts the 2001 CSO table only 10-year and 20-year term riders are available, and the minimum guaranteed and current charge is $0.035 per $1000 of rider coverage amount for a Female, Issue Age 18, Super Preferred Non- Tobacco.

(20) The maximum Universal Convertible Term Life Insurance Rider charge assumes a 20-year term period. The maximum guaranteed charge is for a Male, Tobacco, age 50. Maximum current charge is for a Male, Tobacco, age 50 with a specified amount of less than $100,000. Until the state of Montana adopts the 2001 CSO table, the maximum guaranteed charge is $6.7173 per $1000 of rider coverage amount and the maximum current charge is $1.2683 per $1000 of rider coverage amount for Male, Issue Age 55, Tobacco.

(21) The minimum guaranteed and the minimum current Universal Daily Living Benefit charges assume that the Insured has the following characteristics: Age 21-35, Non-Tobacco.

(22) The maximum guaranteed and the maximum current Universal Daily Living Benefit charges assume that the Insured has the following characteristics: Age 65, Tobacco.

The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2020. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option and in the Appendix to this Prospectus.

Annual Investment Option Operating Expenses
(expenses that are deducted from Investment Option assets)(23)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-l) fees and other expenses)	0.10%	1.49%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement	0.10%	1.25%

(23) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the range of minimum and maximum expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue until at least April 30, 2022. Three Investment Options currently have contractual reimbursement or fee waiver arrangements in place.

PRINCIPAL RISKS OF INVESTMENT IN THE POLICY

Investment Risk

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed annual rate of 4%.

Risk of Lapse

If your Accumulated Value during the first three Policy Years (Net Surrender Value if you've taken a loan on your Policy), or Net Surrender Value after the first three Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period (31 days in certain states). We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy will generally not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy subject to certain conditions.

Tax Risks

In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2 If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions.

However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See "FEDERAL TAX MATTERS." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies for the first six Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within six Policy Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). "See Risk of Lapse" above.

Partial withdrawals must be at least $500 and may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

A partial withdrawal or surrender may have tax consequences

Policy Loan Risks

A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

We reduce the amount we pay on the Insured's death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of An Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Insurance Company Risks

An investment in the Policy is subject to the risks related to Farm Bureau Life Insurance Company, including that any obligations (including under the Declared Interest Option), guarantees, or benefits of the Policy are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available by calling toll-free at 1-800-247-4170 or writing to: Farm Bureau Life, 5400 University Avenue, West Des Moines, Iowa 50266.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Policyowner information. Such systems failures and cyber-attacks affecting us, the Investment Options, intermediaries and other affiliated or third- party service providers may adversely affect us and your Accumulated Value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders with the Investment Options, cause the release and possible destruction of confidential Policyowner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Investment Options invest, which may cause the Investment Options underlying your Policy to lose value. There can be no assurance that we or the Investment Options or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Even if our workforce and employees of our service providers and third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our processing of Policy-related transactions, including orders from Owners. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our ability to receive, pickup and process mail, our processing of Policy-related transactions, impact our ability to calculate Policy Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Policy due to a natural disaster or catastrophe.

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2020, Iowa Farm Bureau Federation owned shares of various classes representing 72% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

The Variable Account

We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.

The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. For example, we may transfer assets attributable to our investment in the Variable Account or fees and charges that have been earned. We are obligated to pay any amounts due under the Policy.

The Variable Account currently has 35 Subaccounts but may, in the future, include fewer or additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the "SEC") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Investment Options

The Variable Account invests in shares of the Investment Options described in an Appendix to this Prospectus. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen (16) Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of ten (10) Investment Options, including the Declared Interest Option.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses accompany this Prospectus. You should read them carefully and retain them for future reference.

Note: If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option's investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, FBL Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option's investment return. The Company and its affiliates may profit from these payments.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine.

Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may

●  operate the Variable Account as a management company under the Investment Company Act of 1940,

●  deregister the Variable Account under that Act in the event such registration is no longer required, or,

●  subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION—Voting Rights.")

Volatility Management Strategies

Investment Options that utilize a volatility management strategy are designed to reduce the overall volatility of the Investment Option and provide you with risk-adjusted returns over time. During rising markets, the volatility management strategy, however, could result in your Accumulated Value rising less than would have been the case had you been invested in an Investment Option that does not utilize a volatility management strategy. Conversely, investing in an Investment Option that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the Investment Option's equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Accumulated Value may decline less than would have been the case had you not been invested in an Investment Option that features a volatility management strategy.

Please further note that Investment Options may utilize volatility management techniques that differ from each other. Please see the Investment Options' prospectuses for more information about the Investment Options' objective and strategies.

Information regarding each Investment Option, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix to the Prospectus that contains more detailed information about the Investment Option. You can obtain paper or electronic copies of this Prospectus by contacting us at 1-800-247-4170.

Material Irreconcilable Conflicts

The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

THE POLICY

Purchasing the Policy

The Policy is no longer available to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners. Here, as background information, we describe how new purchases of the Policy were made.

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue standard-rated and preferred-rated Policies is normally $50,000 and $100,000, respectively, although we may, in our discretion, issue Policies for lower Specified Amounts. We may issue a Policy with a minimum Specified Amount of $25,000. For any Policy issued with a Specified Amount from $25,000 to $49,999 we must receive an initial payment of at least 90% of the Guideline Single Premium (as defined under Internal Revenue Code Section 7702).

The effective date of insurance coverage under the Policy will be the latest of:

●  the Policy Date,

●  the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

●  the date when we receive the full initial premium at our Home Office.

The Policy Date is the date the Company approves the Policy for issuance.

The Policy Date may also be any other date mutually agreed to by you and the Company. However, if the Policy Date is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy years, Net Accumulated Value (Net Surrender Value if you've taken a loan on your Policy) or, after three Policy Years, Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY—Policy Lapse and Restatement—Lapse").

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day.

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Threshold Premium. See the Glossary for a description of the Threshold Premium. This is a current Company practice, which is not guaranteed and can be changed at any time.

Death Benefit Guarantee Premiums. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

For example: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we mail you notice of the need for additional premium.

The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

Unscheduled Premiums. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Premium Limitations. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

Net Premiums. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS—Premium Expense Charge.")

Allocating Net Premiums. In your application for a Policy, you are required to provide us with instructions on the allocation of Net Premiums or portions thereof to the Subaccounts, to the

Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

(1)  before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

(2)  before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY—Examination of Policy (Cancellation Privilege)").

The following additional rules apply to Net Premium allocations:

●  You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option (we reserve the right to raise the minimum allocation requirement, up to 10%, at our sole discretion).

●  Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

●  Each premium payment you submit may be directed to a maximum of 12 Investment Options available under the Policy, including the Declared Interest Option.

●  You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Accumulated Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 30th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

●  the Accumulated Value on the Business Day we receive the Policy at the Home Office, plus

●  any premium expense charges we deducted, plus

●  monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

●  amounts approximating the daily charges against the Variable Account.

Policy Lapse and Reinstatement

Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value (Net Surrender Value if you've taken a loan on your Policy), or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") AND a Grace Period expires without a sufficient payment.

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day. (See "THE POLICY—Premiums—Death Benefit Guarantee Premiums.")

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Threshold Premium. See the Glossary for a description of the Threshold Premium. This is a current Company practice, which is not guaranteed and can be changed at any time.

Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions. If the Policy lapses, no death benefit will be payable and the Policy will terminate without value.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

Reinstatement. Prior to the Maturity Date, you may apply to reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

●  A written application for reinstatement signed by the Policyowner and the Insured;

●  Evidence of insurability we deem satisfactory;

●  A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

●  An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS").

The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

POLICY BENEFITS

While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS—Accumulated Value Benefits—Surrender and Withdrawal Privileges") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS—Loan Benefits—Policy Loans.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS—Death Proceeds—Death Benefit Options"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS—Benefits at Maturity"). You may also elect to participate in the asset allocation program and allocate all of your premiums to one of the four available asset allocation model portfolios (see "POLICY BENEFITS—Asset Allocation Program").

Accumulated Value Benefits

Surrender and Withdrawal Privileges. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending Written Notice to the Company at our Home Office. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy in good order prior to 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy in good order at or after 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge will apply to any surrender during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS—Surrender Charge, and—Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION—Postponement of Payments.")

You may request a partial withdrawal from or surrender of your Policy via facsimile.

●  Facsimile requests must be directed to 1-800-754-6370 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

●  A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

●  We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

●  Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office in good order. We treat facsimile requests as having been received based upon the time noted at the end of the transmission.

●  A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

●  We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

●  We reserve the right to deny any transaction request made by facsimile. We may terminate this privilege at any time.

Surrenders. The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request at the Home Office. We may pay the Net Surrender Value in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "ADDITIONAL POLICY PROVISIONS—Payment Options" in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders. The Surrender Charge will be deducted from the amount surrendered.

Partial Withdrawals. You may obtain a portion of the Policy's Net Surrender Value as a partial withdrawal from the Policy.

●  A partial withdrawal must be at least $500.

●  A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "ADDITIONAL POLICY PROVISIONS—Payment Options" in the Statement of Additional Information.)

We will allocate a partial withdrawal (together with the Partial Withdrawal Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS—Death Proceeds.")

●  The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal.

●  If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

●  If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

If the Increasing Death Benefit Option is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If the Level Death Benefit Option is in effect at the time of withdrawal, the Policy's Specified Amount will be reduced by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS—Death Proceeds—Death Benefit Options") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application.

Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance")

For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."

Net Accumulated Value. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

●  The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

●  Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

●  All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

●  All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

●  All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

●  The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

Unit Value. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

We value the assets of the Subaccounts for each Business Day. A Business Day is a day on which the New York Stock Exchange is open for trading.

Transfers

The following features apply to transfers under the Policy:

●  Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

●  You may make transfers by written request to our Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

●  The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

●  We process transfers at the Unit Values next determined after we receive your request in good order at our Home Office. This means that if we receive your written or telephone request for transfer in good order prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer in good order at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the end of the transmission.

●  The Company waives the transfer fee for the first twelve transfers during a Policy Year.

●  We may assess a transfer charge of $10 for the 13th and each subsequent transfer during a Policy Year. We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made. (See "CHARGES AND DEDUCTIONS—Transfer Charge.") The Company reserves the right to increase the transfer charge.

●  For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

●  The minimum amount of each transfer is $100.

●  Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

●  You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

●  We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

●  Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

●  The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

●  There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

●  This feature cannot be elected with the asset allocation program.

Additional Limitations on Transfers. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset allocation programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies ("variable contracts") and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company's ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Asset Allocation Program

The following is a summary of the asset allocation program available under the Policy. A more detailed description of the asset allocation models available within the program may be obtained from our Home Office by calling 1-800-400-5742.

Overview. The asset allocation program is a service made available to assist you in selecting Investment Options under your Policy. You may elect to allocate all of your Net Premiums to one of the model portfolios of the asset allocation program. We will allocate your initial Premium(s) to the Declared Interest Option for the time period specified in "THE POLICY: Premiums—Allocating Net Premiums" section of this Prospectus. After the expiration of that time period, we will allocate your Accumulated Value in the Declared Interest Option in accordance with the asset allocation model portfolio you selected that is in effect at that time.

If you elect to participate in the asset allocation program at any time after the Policy Date, we will reallocate your Accumulated Value on the Business Day we receive the information necessary to process the request in accordance with the asset allocation model portfolio you selected that is in effect at that time. This means that if we receive the information necessary to process the request in good order prior to 3:00 p.m. central time on a Business Day, we will process the request at the Unit Values calculated as of 3:00 p.m. that Business Day. If we receive your request in good order at or after 3:00 p.m. central time, we will process the request at the Unit Values calculated as of 3:00 p.m. on the following Business Day.

If you elect to participate in the asset allocation program, you must include all your Accumulated Value in the Program. Our affiliate, FBL Investment Management Services, Inc. ("FIMS") will serve as the investment adviser and will have an advisory relationship with each Policyowner, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the asset allocation program. We do not provide investment advice in making the asset allocation program or any other service or feature available under the Policy.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.). Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if FIMS changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios. It is your responsibility to select or change your asset allocation model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the asset allocation program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of Premium and Accumulated Value allocated to each Investment Option.

There currently are four (4) asset allocation model portfolios to choose from:

●  Moderate Conservative Model Portfolio

●  Moderate Model Portfolio

●  Moderate Aggressive Model Portfolio

●  Aggressive Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or end your participation in the asset allocation program. Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Based on the results of the questionnaire, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. You may contact your registered representative or our Home Office for copy of the questionnaire. There is no charge to change to a different model portfolio.

Annual Rebalancing. On the fifth Business Day of May each year, we automatically rebalance your Accumulated Value to maintain the Subaccounts and percentages for your selected asset allocation model portfolio. This annual rebalancing takes account of:

●  Increases and decreases in Accumulated Value in each Subaccount due to Subaccount performance,

●  Increases and decreases in Accumulated Value in each Subaccount due to partial withdrawals and payment of Premiums, and

●  Any adjustments FIMS has made to the selected asset allocation model portfolio.

The first annual rebalancing will on the fifth Business Day of May, each calendar year following the later of the election date or the end of the period during which your Premium is required to be initially allocated to the Declared Interest Option, if applicable.

Allocation of Future Premiums. The asset allocation model portfolio that you select will override any prior percentage allocations that you may have chosen and all future Premiums will be allocated accordingly.

Changes to Asset Allocation Model Portfolios. FIMS periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. ETIMS may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Policy.

If changes will be made to a particular model portfolio as a result of FIMS' review, then FIMS will notify all Policyowners in the asset allocation program at least 30 days in advance of the date of such changes. You should carefully review these notices. Policyowners who wish to revise their respective investment allocations based on the changes to the model portfolios do not need to take any action. Policyowners who do not wish to revise their respective investment allocations based on the changes to the model portfolios must contact our Home Office prior to the deadline set forth in the notice and affirmatively opt out of the revised asset allocation model portfolio. Unless you elect a different model portfolio under the asset allocation program, opting out of the revised asset allocation model portfolio will also cause your participation in the asset allocation program to terminate. When your participation in the asset allocation program terminates, your Accumulated Value will remain in the same Subaccounts it was in immediately prior to your opting out of the program until such time as you may request to transfer your Accumulated Value.

Note:

●  Transfers among Investment Options resulting from a change in the asset allocation model portfolios are not taken into account in determining any transfer processing fee.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the asset allocation program to have terminated. However, you can elect at any time to again participate in the asset allocation program. Please contact our Home Office to reenter the asset allocation program. Please note: You must submit a request form, and may be required to submit an updated standardized questionnaire, before reentering the asset allocation program.

Other Information. We and our affiliates, including FIMS, receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Also, FIMS, in its capacity as investment adviser to certain of the Investment Options, may believe that certain portfolios it manages may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, FIMS is legally obligated to disregard these incentives.

FIMS receives no compensation for services it performs in developing and updating asset allocation model portfolios.

For more information about FIMS, and its role as investment adviser for the asset allocation program, please see the FIMS disclosure document, which is available to you at no charge. You can request a copy by writing to FBL Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266 or by contacting our Home Office at 1-800-400-5742. We may perform certain administrative functions on behalf of FIMS; however, we are not registered as an investment adviser and are not providing any investment advice in making the asset allocation program available under the Policy.

If you elect to participate in the asset allocation program:

●  You may surrender all or part of your Cash Value.

●  You may not also elect to participate in the dollar cost averaging program. We may terminate or alter the asset allocation program at any time.

Loan Benefits

Policy Loans. So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Surrender Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

We normally will mail loan proceeds to you within seven days after receipt of a written request at the Home Office. Postponement of a Policy Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION—Postponement of Payments.")

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS—Loan Benefits—Effect on Investment Performance.") Our ability to credit interest on amounts held in the Declared Interest Option as security for Policy Debt is subject to our financial strength and claims paying ability.

Loan Interest Charged. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

Effect on Investment Performance. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at a minimum effective annual rate of 4%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY—Policy Lapse and Reinstatement—Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

●  You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary as described in the Policy.

●  If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "ADDITIONAL POLICY PROVISIONS—Payment Options" in the Statement of Additional Information.)

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION—Postponement of Payments.")

Death Benefit Guarantee Rider. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day, we will check to see if you have met the death benefit guarantee premium test by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount that you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY—Premiums—Death Benefit Guarantee Premiums.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

Death Benefit Options. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

Under the Increasing Death Benefit Option, the death benefit will be equal to the greater of

(1)  the sum of the current Specified Amount and the Accumulated Value, or

(2)  the Corridor Death Benefit

We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under the Increasing Death Benefit Option, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select the Increasing Death Benefit Option.

Note that one component contributing to the amount of Accumulated Value consists of the Policy values in each Subaccount. In addition, the Corridor Death Benefit is linked to the Accumulated Value, in that it equals the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age. As such, the investment performance of the Fund Investment Options affects the death benefit amount. Similarly, other items affecting the amount of Accumulated Value, such as charges under the Policy, have an impact on the death benefit amount.

Under the Level Death Benefit Option, the death benefit will be equal to the greater of:

●  the current Specified Amount, or

●  the Corridor Death Benefit

Under the Level Death Benefit Option, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select the Level Death Benefit Option.

Changing the Death Benefit Option. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

If you change from the Increasing Death Benefit Option to the Level Death Benefit Option, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change provided the Insured meets the Company's underwriting requirements. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.")

Change in Existing Coverage. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY—Premiums—Premium Limitations"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such rider), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. There is no separate charge for this Endorsement.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy's death benefit as described on page 5, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Requesting an accelerated death benefit under this rider may have tax consequences (see "FEDERAL TAX MATTERS").

Benefits at Maturity

The Maturity Date is Attained Age 115 (Attained Age 95 in the state of Utah). If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS—Loan Benefits—Repayment of Policy Debt.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy's Maturity Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policyowner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change. Such updates should be communicated in writing, by telephone, or facsimile to our Home Office.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

The premium expense charge is 7% of each premium. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%).

Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

Monthly Deduction

We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "OTHER BENEFITS AVAILABLE UNDER THE POLICY"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

●  the cost of insurance for the Policy; plus

●  the cost of any optional insurance benefits added by rider; plus

●  the monthly policy expense charge.

During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

Cost of Insurance. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under the Increasing Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under the Level Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

(a)  is the Specified Amount;

(b)  is 1.0032737 [dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%]; and

(c)  is the Accumulated Value.

We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate. We base the cost of insurance rate for the initial Specified Amount on factors including, but not limited to, the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on factors including, but not limited to, the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience and other factors. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting class involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS.")

Monthly Policy Expense Charge. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $7 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.

First-Year Monthly Per $1,000 Charge. We deduct a charge from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The monthly per unit charge is $0.07 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.

First-Year Monthly Policy Expense Charge. We will deduct an additional monthly charge from Accumulated Value during the first twelve Policy Months. This monthly charge will compensate us for costs associated with underwriting and issuing the Policy. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly policy expense charge is $7 per Policy Month. We guarantee this charge will not exceed $7 per Policy Month.

Transfer Charge

The initial transfer in each Policy Year will be completed without charge. We may impose a transfer charge of $10 for any subsequent transfers during that Policy Year to compensate us for the costs in making the transfer. (The Company has extended this privilege to allow the first twelve transfers in a Policy Year to be completed without charge. The Company may assess a $10 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time.)

●  We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made.

●  Once we issue a Policy, we will not increase this charge for the life of the Policy.

●  We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner. For information regarding the special transfer privilege, see "GENERAL PROVISIONS: Special Transfer Privilege."

●  The Company reserves the right to increase the transfer charge to $25. Currently, there is no charge for changing the Net Premium allocation instructions.

Partial Withdrawal Fee

Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value. We will reduce the amount of the Accumulated Value by the amount of the partial withdrawal and partial withdrawal fee. You may instruct us how to allocate the amount of the partial withdrawal and partial withdrawal fee among the Subaccounts and Declared Interest Option. If you do not instruct us, we will deduct the amount of the partial withdrawal and partial withdrawal fee from each Subaccount and the Declared Interest Option in the same proportion that the Policy's Accumulated Value in each Subaccount and the Declared Interest Option bear to the total Accumulated Value of the Policy.

Surrender Charge

We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

Issue Age	Male, Tobacco	Female, Tobacco	Unisex, Tobacco
30	$10.49	$6.84	$9.76
50	$26.80	$15.49	$24.41
70	$34.49	$34.49	$34.49

The maximum Surrender Charge for any Policy is $34.49 per $1,000 of Specified Amount. (See "APPENDIX B—Maximum Surrender Charges" in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

Currently, we waive the Surrender Charge after the first Policy Year if the Insured is:

●  terminally ill,

●  under 65 years of age and totally disabled, or

●  stays in a qualified nursing care center for 90 consecutive days or more.

Variable Account Charges

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of 0.90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

Federal Taxes. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

Investment Option Expenses. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are described in the prospectus for the Investment Option.

Illustrative Report Fee. Upon your request, we will provide you with one set of illustrations of Policy values free of charge. We reserve the right to assess a fee of $25 for each additional set of illustrations you request in a Policy Year. However, we currently do not assess such a fee.

Policy Loan Interest Spread. The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Services, Inc. for the calendar month ending two months before the date on which the loan interest is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is guaranteed not to go below 4%.

While a Policy is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of the loan repayment, Policy Lapse, surrender, termination or the Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy. Otherwise, the current Policy Loan Interest Spread is an effective annual interest rate of 2%.

Compensation. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion. Since the Declared Interest Option is a part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.

To the extent that we are required to pay you amounts in addition to your Accumulated Value under any guarantees under the Contract, including the death benefit, such amounts will come from our General Account. Thus, those guarantees are subject to our financial strength and claims paying ability and the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Please refer to the Policy and the Statement of Additional Information for complete details regarding the Declared Interest Option.

Transfers, Partial Withdrawals, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS—Transfer Charge"). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the death benefit under the Policy, optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Tables. Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy.

Not all riders are available in all states, and state variations may apply.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS—Monthly Deduction" in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Universal Cost of Living Increase	Automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability.	Optional	● Rider cost increases monthly deduction, based on applicable cost of insurance rate at time of increase, multiplied by amount of increase.
Universal Waiver of Charges

Provides that, in the event of the Insured's total disability before the Policy Anniversary on which the Insured is age 65, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first.

Optional	● Rider terminates on earliest of:
(1) Policy Anniversary on which Insured is age 65;
(2) surrender, lapse or other termination of Policy; or
(3) continuation of Policy in force under a cash value option.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Universal Convertible Term Life Insurance	Provides term insurance coverage on your life or life of an additional adult Insured.	Optional	● Rider costs increases Monthly Deduction, based on cost of insurance rate for Insured multiplied by amount of term insurance coverage under rider, plus a monthly charge for first year of coverage and for first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.
Universal Daily Living Benefit Rider

Provides that, in the event Insured becomes chronically ill for at least 90 consecutive days and is expected to remain chronically ill for at least 90 consecutive days into the future, Company will make a payment(s) of an amount up to the Specified Amount.

		Optional	● Rider cost increases Monthly Deduction, based upon a specified dollar rate per $1,000 of chronic illness benefit coverage.
Universal Children's Term Life Insurance	Provides term insurance coverage on each of Insured's eligible children.	Optional	● Before expiration of term insurance on life of a child and subject to certain conditions, insured child may elect that coverage be converted without evidence of insurability to certain other plans of insurance the Company offers.
Death Benefit Guarantee

Guarantees that Policy will not enter Grace Period should Net Accumulated Value, or Net Surrender Value, as applicable, be insufficient to cover monthly deduction on Monthly Deduction Day if you maintain a certain minimum premium level.

		Optional	None

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Universal Guaranteed Insurability Option	Allows coverage on Insured under Policy to be increased up to seven times without new evidence of insurability.	Optional	● Rider cost increases Monthly Deduction, based on a specified dollar rate per every $1,000 of guaranteed insurance benefit.
Accelerated Payments of Death Proceeds	Provides for payment of all or a portion of accelerated death benefit immediately in event Insured becomes terminally ill.	Optional	● In the event that there is a loan outstanding under Policy on the date that Policyowner requests a payment under the rider, we reduce the accelerated death benefit by a portion of the outstanding loan.
● If the amount you request to be paid under the rider is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the rider.
● There are several other restrictions associated with the rider (e.g., rider is not valid if the Policy is within five years of being matured),
Dollar Cost Averaging	Allocates Net Premium among Subaccounts or Declared Interest Option over a period of time.	Optional	● Minimum amount of each transfer is $100.
● Maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.
● Each dollar cost averaging transfer counts against twelve free transfer limit in a Policy Year. All transfers made on same date count as one transfer.
● Cannot be elected with asset allocation program.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Asset Allocation Program	Allocates Net Premiums to one of four model portfolios, and annually rebalances Accumulated Value among Subaccounts to maintain percentage allocation under model portfolio.	Optional	● Asset allocation model portfolio that you select will override any prior percentage allocations that you have chosen, and all future Premiums will be allocated accordingly.
● Self-directed changes outside asset allocation model portfolio you selected terminates participation in asset allocation program.

Accelerated Payments of Death Proceeds

The living benefit (accelerated death benefit) rider (available at no charge) provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes terminally ill (as defined below). In the event that the Insured becomes terminally ill, you may (if residing in a state that has approved the rider) by written request to our Home Office request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death immediately to you. If not attached to the Policy beforehand, we will issue a living benefit rider providing this right to you upon written request to our Home Office, subject to the conditions stated below.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the rider, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the rider bears to the total death benefit under the Policy. If the amount you request to be paid under the rider is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the rider.

There are several other restrictions associated with the rider. These are:

(1)  the rider is not valid if the Policy is within five years of being matured,

(2)  the consent of any irrevocable beneficiary or assignee is required to exercise the rider,

(3)  we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the rider,

(4)  we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)  the rider is not effective where:

(a)  you or the Insured would be otherwise required by law to use the rider to meet the claims of creditors, or

(b)  the Insured would be otherwise required by any government agency to exercise the rider in order to apply for, obtain or keep a government benefit or entitlement.

The rider will terminate at the earlier of the end of the Grace Period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the rider or upon termination of the Policy.

The Company believes that for federal income tax purposes, an accelerated death benefit payment received under a living benefit rider should be fully excludable from the gross income of the Beneficiary, except in certain business contexts.

However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Optional Riders

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

●  Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider multiplied by changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase. For a contract issued with a $100,000 Face Amount issued with a Consumer Price Index increase of 10%, the owner will have the ability to increase the Face Amount of the policy at the third policy anniversary by $10,000 without being subjected to underwriting. If elected, this would increase the Face Amount on the policy to $110,000 after the third policy anniversary and maintain the ability for future COLA increases.

●  Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates. For a contract issued with a $100,000 Face Amount issued at age 45 which becomes permanently disabled (as defined in the rider) at age 52, all monthly deductions paid during the Waiting Period will be refunded, and subsequent monthly deductions will be waived until Total Disability ends.

●  Universal Convertible Term Rider: This rider provides term insurance coverage for the period shown on the Policy Data Page on the base policies Insured or on the life of an additional adult Insured. If you add this rider, we will add a monthly charge. A contract is issued with a $100,000 Face Amount to an insured Age 30 with a $50,000 Universal Convertible Term Rider with the base Insured as the Insured on the Rider. If the Insured dies and the rider is still inforce, the Beneficiary will receive the Death Benefit from the base policy as well as the Rider Death Benefit. If living and the Rider is still inforce, the Owner may convert this policy to a new policy until the Covered Person's 75th birthday.

●  Universal Daily Living Benefit Rider: This rider allows the Owner of the policy to accelerate a portion of the Death Benefit of the base Policy is the insured if the insured is determined by a licensed health care provider to be "Chronically Ill". If you add this rider, we will add a monthly charge. A contract is issued with a $100,000 Face Amount to an insured Age 30 with a $100,000 Universal Daily Living Benefit Rider. If the Insured meets the qualifications of the Rider, the Owner has the ability to access the Chronic Illness

Benefit Payment, in this case up to $100,000 as a lump sum. The remaining Death Benefit on the base policy will be reduced if a Chronic Illness Benefit Payment is made.

●  Universal Child Term Life Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge. For a contract issued with a $100,000 Face Amount issued to an insured with a Covered Child (as defined in the rider) which is Age 15, the owner can purchase a $10,000 Face Amount Universal Child Term Life Insurance Rider on the Covered Child. This rider can remain inforce until the Covered Child reaches age 23.

●  Universal Guaranteed Insurability Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider. A contract is issued with a $100,000 Face Amount to an insured Age 30 with a $10,000 Universal Guaranteed Insurance Option rider. With this rider, the owner is able to purchase $10,000 of additional permanent coverage without underwriting at policy anniversary in the years they are attained ages 31, 34, 37, and 40. After exercising all four of these options, the insured has $140,000 of total life insurance coverage.

GENERAL PROVISIONS

Special Transfer Privilege

You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and an officer of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the

Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Beneficiary

The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with our affiliate, FBL Marketing Services, LLC ("FBL Marketing") for the distribution, sale and servicing of the Policies. FBL Marketing sold and services the Policies through its registered representatives, or through other broker-dealers ("selling firms") that have entered into a selling agreement with FBL Marketing.

FBL Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Share Class; Fidelity Variable Insurance Products Funds: VIP High Income Portfolio—Service Class 2 and VIP Mid Cap Portfolio—Service Class 2; and Franklin Templeton Variable Insurance Products Trust: Franklin Global Real Estate VIP Fund—Class 2, Franklin Small Cap Value VIP Fund—Class 2, Franklin Small-Mid Cap Growth VIP Fund—Class 2, Franklin U.S. Government Securities VIP Fund—Class 2, Franklin Mutual Shares VIP Fund—Class 2 and Templeton Growth VIP Fund—Class 2. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. The compensation received by FBL Marketing's registered representatives is not impacted by the Investment Options you choose. Each Investment Option's investment adviser may, from time to time, use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules to make payment for distribution services to FBL Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

To cover costs and expenses associated with facilitating Policy sales, we pay FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives of FBL Marketing.

We pay commissions to FBL Marketing for the sale of the Policies by its registered representatives as well as for sales by selling firms. The maximum commissions payable for Policy sales are: 110% of premiums up to the Threshold Premium and 4% of premiums above that amount paid in the first Policy Year; 5% of premiums in each Policy Year after the first Policy Year. For each premium received following an increase in Specified Amount, a commission on such premiums will be paid up to 110% of the increase in Threshold Premium for the first year following the increase in Specified Amount. [The Threshold Premium is a specified annual premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy].

Managers of FBL Marketing's registered representatives may also receive commission overrides on the registered representatives' commissions. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

FBL Marketing passes through all commissions it receives to its registered representatives and to selling firms, and does not retain any commissions as distributor for the Policies. Under the distribution agreement with FBL Marketing, we may also pay the following types of expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies.

Because registered representatives of FBL Marketing are also insurance agents of the Company, they and their managers are eligible for various cash benefits, such as bonuses, insurance benefits, financing arrangements such as loans and advances, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives and their managers qualify for such benefits. Registered representatives and their managers may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, FBL Marketing's registered representatives and their managers who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. FBL Marketing may pay additional compensation from its own resources to selling firms based on Policy sales or premium payment amounts. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

See "DISTRIBUTION OF THE POLICIES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

We have discontinued new sales of the Policies to the public.

Under the BrokerCheck Program, Financial Industry Regulatory Authority ("FINRA") provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephone inquiries. FINRA's BrokerCheck

Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

Investor concerns may be directed to FBL Marketing Services, LLC at 5400 University Avenue, West Des Moines, IA 50266 or by calling our toll-free number at 1-877-860-2904.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. A life insurance policy received in a tax-free exchange for another life insurance policy that was a MEC will also be classified as a MEC.

Where there is a reduction in the benefits under the Policy during the first seven Policy Years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

(1)  All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

(2)  Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3)  A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

(4)  If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC may be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

Accelerated Death Benefits. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Exchanges. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY—Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy.

Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Other Policyowner Tax Matters. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer's responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Policyowners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

Tax Shelter Regulations. Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer ("GST") taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Policyowner's estate for purposes of federal estate tax if the Insured owned the policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner's estate upon the Policyowner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowner. Regulations issued under the

Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Policyowner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. To the extent permitted under the federal tax law, the Company may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

PAYMENT OPTIONS

We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. You may choose a lump sum payment under a Living Tradition Account ("LTA"). The LTA is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the payee, and the payee will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for the Company, the bank will receive the amount the payee requests as a transfer from the Company's General Account. The LTA is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the LTA is backed by the financial strength of the Company, although it is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA.

We pay interest on proceeds held in the LTA. We will also pay the proceeds in one sum if,

(2)  the proceeds are less than $2,000;

(3)  periodic payments would be less than $20; or

(4)  the payee is an assignee, estate, trustee, partnership, corporation or association.

Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

Payments under Option A will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options B, C or D will begin as of the date of the Insured's death, on surrender or on the Maturity Date.

Option A—Proceeds Left at Interest. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen.

Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

Option B—Payment for a Designated Number of Years. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option C—Payment of Life Income. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option D—Payment of a Designated Amount. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Alternate Payment Options. The Company may make available alternative payment options.

Even if the death benefit under the Policy is excludable from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

ADDITIONAL INFORMATION

Voting Rights

To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of owners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies.

Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send your Written Notice to our Home Office via mail or facsimile. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney's fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner's signed request at our Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

●  the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

●  the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

●  an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

If, under SEC rules, the Federated Government Money Fund II suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial withdrawal, surrender, Policy Loan or death proceeds from the Money Market Subaccount until the Portfolio is liquidated.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of FBL Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS

The Variable Account's statements of assets and liabilities as of December 31, 2020 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The audited consolidated balance sheets of the Company at December 31, 2020 and 2019 and the related statements of operations, comprehensive income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2020, and financial statement schedules as well as the related reports of Ernst & Young LLP, an independent auditor, are contained in the Statement of Additional Information.

The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

The following is a list of Investment Options available under the Policy. More information about the Investment Options is available in the prospectuses for the Investment Options, which may be amended from time to time and can be found online at www.fbfs.com/variable-product-documents. You can also request this information at no cost by calling 1-800-247-4170 or by sending an email request to LifePolicyService@fbfs.com.

The current expenses and performance information below reflects fees and expenses of the Investment Options, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Investment Option's past performance is not necessarily an indication of future performance. Updated performance information is available at no cost by visiting the website or calling the telephone phone number above.

	Investment Option and	Current		Average Annual Total Returns (as of 12/31/20)
Investment Objective	Adviser/Sub adviser	Expenses		1 Year	5 Year	10 Year
Capital growth	AMERICAN CENTURY INVESTMENTS VP Capital Appreciation Fund American Century Investment Management, Inc. (Adviser)	0.93	%*	42.46%	18.12%	13.66%
Long-term total return	AMERICAN CENTURY INVESTMENTS VP Inflation Protection Bond Fund American Century Investment Management, Inc. (Adviser)	0.47%		9.81%	4.90%	3.59%
Long-term capital growth and income as a secondary goal	AMERICAN CENTURY INVESTMENTS VP Mid Cap Value Fund American Century Investment Management, Inc. (Adviser)	0.85	%*	1.21%	9.34%	10.42%
Long-term capital growth	AMERICAN CENTURY INVESTMENTS VP Ultra® Fund American Century Investment Management, Inc. (Adviser)	0.80	%*	49.85%	22.89%	17.86%
Long-term capital growth and income as a secondary goal	AMERICAN CENTURY INVESTMENTS VP Value Fund American Century Investment Management, Inc. (Adviser)	0.73	%*	0.98%	8.82%	9.72%

	Investment Option and	Current		Average Annual Total Returns (as of 12/31/20)
Investment Objective	Adviser/Sub adviser	Expenses		1 Year	5 Year	10 Year
Long term capital appreciation	BNY MELLON BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Class The BNY Mellon Investment Adviser, Inc. (Adviser)	0.93%		23.86%	14.92%	12.68%
Long term capital growth consistent with preservation of capital	BNY MELLON BNY Mellon Variable Investment Fund: Appreciation Portfolio—Initial Class The BNY Mellon Investment Adviser, Inc. (Adviser) Fayez Sarofim and Co. (Subadviser)	0.81%		23.69%	16.59%	12.72%
Long-term capital growth, current income and growth of income, consistent with reasonable investment risk	BNY MELLON BNY Mellon Variable Investment Fund: Growth & Income Portfolio—Initial Class The BNY Mellon Investment Adviser, Inc. (Adviser)	0.82	%*	24.63%	15.11%	13.50%
Capital growth	BNY MELLON BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Class The BNY Mellon Investment Adviser, Inc. (Adviser)	0.85%		19.89%	11.52%	10.21%
Investment results that correspond to investment performance of U.S. common stocks, as represented by the NASDAQ-100® Index	CALVERT VARIABLE PRODUCTS Calvert VP NASDAQ-100 Index Portfolio Calvert Research and Management (Adviser) Ameritas Investment Partners, Inc. (Subadviser)	0.48	%*	48.22%	23.61%	19.93%
Investment results that correspond to investment performance of U.S. common stocks, as represented by the Russell 2000® Index	CALVERT VARIABLE PRODUCTS Calvert VP Russell 2000® Small Cap Index Portfolio Calvert Research and Management (Adviser) Ameritas Investment Partners, Inc. (Subadviser)	0.39	%*	19.64%	12.92%	10.63%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/20)
Investment Objective	Adviser/Sub adviser	Expenses	1 Year	5 Year	10 Year
Investment results that correspond to total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index	CALVERT VARIABLE PRODUCTS Calvert VP S&P MidCap 400 Index Portfolio Calvert Research and Management (Adviser) Ameritas Investment Partners, Inc. (Subadviser)	0.33%*	13.31%	11.99%	11.05%
Seeks to maintain a stable net asset value (NAV) of $1.00 per share	FEDERATED HERMES INSURANCE SERIES Federated Hermes Government Money Fund II—Service Shares Federated Hermes Investment Management (Adviser)	0.63%	0.20%	0.68%	0.34%
High current income and moderate capital appreciation	FEDERATED HERMES INSURANCE SERIES Federated Hermes Managed Volatility Fund II—Primary Shares Federated Hermes Equity Management Company of Pennsylvania (Adviser)	0.96%	0.93%	7.15%	6.99%
Current income	FEDERATED HERMES INSURANCE SERIES Federated Hermes Quality Bond Fund II—Primary Shares Federated Hermes Investment Management Company (Adviser)	0.74%	8.12%	4.91%	4.08%
Long-term capital appreciation	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Contrafund® Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.61%	30.57%	16.19%	13.52%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/20)
Investment Objective	Adviser/Sub adviser	Expenses	1 Year	5 Year	10 Year
Capital appreciation	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Growth Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.62%	43.89%	21.32%	17.25%
High total return through combination of current income and capital appreciation	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Growth & Income Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.54%	7.85%	11.62%	11.66%
High level of current income, while also considering growth of capital	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP High Income Portfolio—Service Class 2 Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.92%	2.42%	6.70%	5.30%
Investment results that correspond to the total return of common stocks publicly traded in United States, as represented by the S&P 500 Index	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Index 500 Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (Subadvisers)	0.10%	18.24%	15.09%	13.78%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/20)
Investment Objective	Adviser/Sub adviser	Expenses	1 Year	5 Year	10 Year
Long-term growth of capital	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Mid Cap Portfolio—Service Class 2 Fidelity Management & Research Company (FMR) (Adviser)	0.87%	17.87%	10.79%	9.22%
Long-term growth of capital	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Overseas Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc., FMR Investment Management (UK) Limited, and other advisers (Subadvisers)	0.79%	15.61%	9.25%	6.82%
High total return	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Global Real Estate VIP Fund—Class 2 Franklin Templeton Institutional, LLC (Adviser)	1.25%*	-5.39%	3.69%	5.48%
Capital appreciation, with income as a secondary goal	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Mutual Shares VIP Fund—Class 2 Franklin Mutual Advisers, LLC (Adviser)	0.98%	-5.04%	5.88%	6.99%
Long-term total return	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Small Cap Value VIP Fund—Class 2 Franklin Advisory Services, LLC (Adviser)	0.93%	5.19%	10.77%	9.20%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/20)
Investment Objective	Adviser/Sub adviser	Expenses	1 Year	5 Year	10 Year
Long-term capital growth	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Small-Mid Cap Growth VIP Fund—Class 2 Franklin Advisers, Inc. (Adviser)	1.10%*	55.09%	19.52%	14.04%
Income	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin U.S. Government Securities VIP Fund—Class 2 Franklin Advisers, Inc. (Adviser)	0.78%	3.83%	2.26%	2.03%
Long-term capital growth	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Templeton Growth VIP Fund—Class 2 Templeton Global Advisors Limited (Adviser)	1.16%	5.80%	6.15%	6.08%
Capital appreciation with achieving current income by investing in equity securities as a secondary goal	J.P. MORGAN INSURANCE TRUST J.P. Morgan Insurance Trust Mid Cap Value Portfolio—Class 1 J.P. Morgan Investment Management Inc. (Adviser)	0.77%	0.37%	7.92%	10.31%
Capital growth over long term	J.P. MORGAN INSURANCE TRUST J.P. Morgan Insurance Trust Small Cap Core Portfolio—Class 1 J.P. Morgan Investment Management Inc. (Adviser)	0.84%	13.69%	11.56%	11.27%
Long-term growth of capital by investing primarily in common stocks of U.S. companies operating in sectors investment adviser believes will be fastest growing	T. ROWE PRICE EQUITY SERIES All-Cap Opportunities Portfolio** T. Rowe Price Associates, Inc. (Adviser)	0.80%*	44.37%	21.83%	17.28%

	Investment Option and	Current		Average Annual Total Returns (as of 12/31/20)
Investment Objective	Adviser/Sub adviser	Expenses		1 Year	5 Year	10 Year
High level of dividend income and long-term capital growth through investments in large-capitalization stocks of companies with strong track record of paying dividends or that are undervalued	T. ROWE PRICE EQUITY SERIES Equity Income Portfolio T. Rowe Price Associates, Inc. (Adviser)	0.74	%*	1.18%	9.86%	9.22%
Long-term capital appreciation by investing earnings in common stocks of medium sized companies with potential for above-average earnings growth	T. ROWE PRICE EQUITY SERIES Mid-Cap Growth Portfolio T. Rowe Price Associates, Inc. (Adviser)	0.84	%*	23.80%	16.12%	14.61%
Highest total return over time consistent with emphasis on both capital growth and income	T. ROWE PRICE EQUITY SERIES Moderate Allocation Portfolio T. Rowe Price Associates, Inc. (Adviser)	0.85	%*	15.28%	11.02%	9.58%
Long-term growth of capital through investments primarily in common stocks of established non-U.S. companies	T. ROWE PRICE INTERNATIONAL SERIES International Stock Portfolio T. Rowe Price Associates, Inc. (Adviser) T. Rowe Price International Ltd and T. Rowe Price Singapore Private Ltd (Subadvisers)	0.95	%*	14.45%	10.38%	6.56%

* These Investment Options and their investment advisers have entered into contractual fee waivers or reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue until at least April 30, 2022.

** Formerly named the T. Rowe Price New America Growth Portfolio.

APPENDIX B: STATE VARIATIONS

STATE	LOCATION IN PROSPECTUS	STATE VARIATION

CO	See "ADDITIONAL POLICY PROVISIONS—Suicide Exclusion"

If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

MT	All Policy Provisions	All Policies issued in Montana are based on Unisex tables and rates. Any reference in this prospectus to sex distinctions should be disregarded for this state.
ND	See "ADDITIONAL POLICY PROVISIONS—Suicide Exclusion"

If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

UT	See "POLICY BENEFITS—Benefits at Maturity"

The Maturity Date is Attained Age 95. If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS—Loan Benefits—Repayment of Policy Debt.") We may pay benefits at maturity in a lump sum or under a payment option.

B-1

The Statement of Additional Information ("SAI") includes additional information about the Policy and the Variable Account, and is incorporated by reference into this Prospectus. The SAI is available without charge, upon request, by calling us toll-free at 1-800-247-4170 or writing to us at 5400 University Avenue, Des Moines, Iowa 50266.

You may also call us toll-free or write to us if you wish to receive a free personalized illustration of your Policy's death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy. We reserve the right to assess an Illustrative Report Fee of $25 for each additional copy of personalized illustrations that a Policyowner requests in a Policy Year. We do not currently assess such a charge.

Reports and other information about the Variable Account are available on the SEC website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR contract identifier number: C000023470

B-2

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STATEMENT OF ADDITIONAL INFORMATION FARM BUREAU LIFE INSURANCE COMPANY

5400 University Avenue

West Des Moines, Iowa 50266

1-800-247-4170

FARM BUREAU LIFE VARIABLE ACCOUNT

NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the Prospectus for the nonparticipating flexible premium variable life insurance policy (the “Policy”) offered by Farm Bureau Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy and the prospectuses for the Investment Options. The Prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.

May 1, 2021

GENERAL INFORMATION ABOUT THE COMPANY

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2020, Iowa Farm Bureau Federation owned shares of various classes representing 72% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

Our principal business is offering life insurance policies and annuity contracts. We are admitted to do business in 18 states—Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

The Variable Account

We established the Variable Account as a separate account on March 3, 1987. We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Safekeeping of the Variable Account’s Assets

The Company holds the assets of the Farm Bureau Life Variable Account (the “Variable Account”). The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Travelers Company Inc. in the amount of $5,000,000 covering all the officers and employees of the Company.

State Regulation of the Company

The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

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ADDITIONAL POLICY PROVISIONS

The Policy

We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

Assignment

The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Home Office. Assigning the Policy may have federal income tax consequences.

Changing the Policyowner or Beneficiary

During the Insured’s lifetime, the Policyowner and the Beneficiary may be changed; subject to the rights of any irrevocable beneficiary. To make a change, you must send a written request to us at our Home Office. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

Incontestability

The Policy is incontestable after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

Misstatement of Age or Sex

If the Insured’s age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

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Suicide Exclusion

If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the Policy Date (within one year in certain states), we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount (within one year in certain states), we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

Continuance of Insurance

The insurance under a Policy will continue until the earlier of:

•                  the end of the Grace Period if insufficient premiums are received;

•                  the date the Policyowner surrenders the Policy for its entire Net Surrender Value;

•                  the death of the Insured; or

•                  the Maturity Date.

Any rider to a Policy will terminate on the date specified in the rider.

Annual Report

At least once each year, we will send an annual report to each Policyowner. The report will show

•                  the current death benefit,

•                  the Accumulated Value in each Subaccount and in the Declared Interest Option,

•                  outstanding Policy Debt, and

•                  premiums paid, partial withdrawals made and charges assessed since the last report.

The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

Policy Loans

Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Allocation of Policy Loan” in the Prospectus.)

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Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured’s death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

Voting Rights

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Nonparticipation

The Policy does not participate in the Company’s profits or surplus earnings. No dividends are payable.

Ownership of Assets

The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice

You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured’s full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

Employment-Related Benefit Plans

The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

ADMINISTRATIVE SERVICES

Exela Technologies provides services related to the Policies and certain non-variable products including, but not limited to, remittance processing services, including lockbox processing, depositing of check receipts, and mailing of remittance materials to the Company, upon request and document processing, pursuant to an administrative services agreement between the Company and Exela Technologies. For the years 2020, 2019, and 2018, the Company paid Exela Technologies $3,682,212.84, $3,138,440.01, and $3,548,310.15 respectively, for the services performed pursuant to that agreement.

4

FINANCIAL STATEMENTS

The Company’s financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

THE DECLARED INTEREST OPTION

General Description

Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account’s assets.

You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.

Declared Interest Option Accumulated Value

Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner’s Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy’s Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy’s Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

CALCULATION OF VALUES

Accumulated Value

The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

•                  Accumulated Value will reflect a number of factors, including

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•                  premiums paid,

•                  partial withdrawals,

•                  Policy Loans,

•                  charges assessed in connection with the Policy,

•                  interest earned on the Accumulated Value in the Declared Interest Option, and

•                  investment performance of the Subaccounts to which the Accumulated Value is allocated.

As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

Unit Value

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing (a) by (b) where:

(a)                     is

(1)                    the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

(2)                    the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

(3)                    the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

(4)                    any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

(5)                    a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

(b)                     is the number of units outstanding at the end of the preceding Valuation Period.

The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

DISTRIBUTION OF THE POLICIES

FBL Marketing Services, LLC (“FBL Marketing”), which is under common control with the Company, is responsible for distributing the Policies pursuant to a distribution agreement with us. FBL Marketing serves as principal underwriter for the Policies. FBL Marketing is located at 5400 University Avenue, West Des Moines, Iowa 50266. FBL Marketing is registered as a broker-dealer with the Securities and Exchange Commission under the

6

Securities Exchange Act of 1934 (the “1934 Act”), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.

FBL Marketing sold and services the Policies through its registered representatives, who must be licensed as insurance agents and appointed by the Company. FBL Marketing also has selling agreements with other broker- dealers (“selling firms”) to sell and service the Policies and compensate those selling firms up to the amounts disclosed in the Prospectus for their services.

FBL Marketing received sales compensation with respect to the Policies in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commission Paid to FBL Marketing*	Aggregate Amount of Commission Retained by FBL Marketing After Payments to its Registered Representatives
2018	$384,684	$0
2019	$350,372	$0
2020	$334,293	$0

*  Includes sales compensation paid to registered representatives of FBL Marketing.

FBL Marketing passes through commissions it receives to its registered representatives and selling firms and does not retain any commission as distributor for the Policies. However, under the distribution agreement with FBL Marketing, we may also pay the following types of expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. To cover costs and expenses associated with facilitating Policy sales, we pay FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives.

The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay FBL Marketing for its costs in distributing those shares: BNY Mellon Sustainable U.S. Equity Portfolio, Inc.— Service Share Class; Fidelity Variable Insurance Products Funds: VIP High Income Portfolio—Service Class 2 and VIP Mid Cap Portfolio—Service Class 2; and Franklin Templeton Variable Insurance Products Trust: Franklin Global Real Estate VIP Fund—Class 2, Franklin Small Cap Value VIP Fund—Class 2, Franklin Small-Mid Cap Growth VIP Fund—Class 2, Franklin U.S. Government Securities VIP Fund—Class 2, Franklin Mutual Shares VIP Fund—Class 2 and Templeton Growth VIP Fund—Class 2. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of FBL Marketing’s obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to FBL Marketing for its distribution-related services and expenses under the agreement. Each Investment Option’s investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to FBL Marketing, which may in turn pay part or all of such compensation to a broker- dealer of record with whom it has entered into a selling agreement.

We have discontinued new sales of the Policies to the public.

7

LEGAL MATTERS

Eversheds Sutherland (US) LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the nonparticipating flexible premium variable life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company’s right to issue the Policy under Iowa Insurance Law, have been passed upon by Lori K. Geadelmann, General Counsel of the Company.

EXPERTS

Actuarial matters included in this Prospectus have been examined by Carolyn Eddy Langenwalter, Life Systems Business Enablement Actuarial Vice President, as stated in the opinion filed as an exhibit to the registration statement.

The Variable Account’s statements of assets and liabilities as of December 31, 2020 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309, as set forth in their respective report thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

The balance sheets of the Company at December 31, 2020 and 2019 and the related statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2020 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent auditor, 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

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APPENDIX A

Death Benefit Options

Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

Increasing Death Benefit Option Example. For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Increasing Death Benefits Option, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

Level Death Benefit Option Example. For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Level Death Benefit Option, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor

A-1

would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Attained Age	Specified Amount Factor
40 or younger	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75 to 90	1.05
91	1.04
92	1.03
93	1.02
94 to 114	1.01
115	1.00

A-2

APPENDIX B

Maximum Surrender Charges

The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.

Male, Non-Tobacco

	Policy Year
Issue Age	1	2	3	4	5	6	7+
	3.30	2.75	2.20	1.65	1.10	0.55	0.00
	4.48	3.73	2.98	2.24	1.49	0.65	0.00
	6.29	5.24	4.19	3.14	1.97	0.80	0.00
	9.65	8.04	6.43	4.74	2.64	1.08	0.00
	15.44	12.87	10.30	6.86	3.81	1.55	0.00
	33.71	24.44	16.79	10.64	5.87	2.36	0.00
	34.49	24.52	16.50	10.23	5.51	2.16	0.00
	34.49	23.18	14.70	8.56	4.32	1.58	0.00

Male, Tobacco

	Policy Year
Issue Age	1	2	3	4	5	6	7+
	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	7.20	6.00	4.80	3.27	1.82	0.74	0.00
	10.49	8.74	6.54	4.19	2.33	0.95	0.00
	16.64	13.17	9.12	5.83	3.24	1.32	0.00
	26.80	19.59	13.50	8.59	4.75	1.92	0.00
	34.49	24.80	16.90	10.62	5.80	2.31	0.00
	34.49	24.14	15.99	9.75	5.17	1.99	0.00
	34.49	22.65	14.05	8.00	3.96	1.42	0.00

Female, Non-Tobacco

	Policy Year
Issue Age	1	2	3	4	5	6	7+
	3.18	2.65	2.12	1.59	1.06	0.52	0.00
	3.40	2.83	2.26	1.70	1.13	0.57	0.00
	4.82	4.02	3.22	2.41	1.61	0.74	0.00
	7.19	5.99	4.79	3.59	2.37	0.96	0.00
	10.78	8.98	7.18	5.39	3.29	1.33	0.00
	26.16	20.13	13.89	8.84	4.90	1.98	0.00
	34.49	24.81	16.90	10.61	5.80	2.31	0.00
	34.49	23.76	15.45	9.23	4.78	1.80	0.00

B-1

Female, Tobacco

	Policy Year
Issue Age	1	2	3	4	5	6	7+
	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	4.66	3.88	3.10	2.33	1.55	0.65	0.00
	6.84	5.70	4.56	3.42	1.99	0.81	0.00
	10.40	8.67	6.94	4.77	2.66	1.08	0.00
	15.49	12.91	10.33	6.66	3.70	1.50	0.00
	31.03	22.52	15.49	9.83	5.43	2.19	0.00
	34.49	24.68	16.72	10.45	5.67	2.24	0.00
	34.49	23.55	15.19	9.00	4.62	1.72	0.00

Unisex, Non-Tobacco

	Policy Year
Issue Age	1	2	3	4	5	6	7+
	3.30	2.75	2.20	1.65	1.10	0.54	0.00
	4.26	3.55	2.84	2.13	1.42	0.64	0.00
	5.99	4.99	3.99	2.99	1.94	0.79	0.00
	9.14	7.62	6.10	4.57	2.59	1.05	0.00
	14.50	12.08	9.66	6.66	3.70	1.50	0.00
	32.38	23.49	16.15	10.25	5.66	2.28	0.00
	34.49	24.59	16.59	10.32	5.58	2.20	0.00
	34.49	23.34	14.90	8.75	4.45	1.64	0.00

Unisex, Tobacco

	Policy Year
Issue Age	1	2	3	4	5	6	7+
	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	6.68	5.57	4.46	3.18	1.78	0.72	0.00
	9.76	8.13	6.34	4.06	2.26	0.92	0.00
	15.36	12.66	8.77	5.60	3.12	1.27	0.00
	24.41	18.59	12.82	8.16	4.52	1.83	0.00
	34.49	24.85	16.97	10.69	5.86	2.34	0.00
	34.49	24.28	16.18	9.94	5.30	2.06	0.00
	34.49	22.98	14.46	8.36	4.20	1.53	0.00

B-2

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of Farm Bureau Life Variable Account Farm Bureau Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Farm Bureau Life Variable Account (the Separate Account), as of December 31, 2020, and the related statements of operations for the year then ended and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations for the year then ended and changes in net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1993.

Des Moines, Iowa

April 30, 2021

1

Appendix:

Subaccounts comprising Farm Bureau Life Variable Account

Subaccounts
Product A, B & C	Product D
American Century VP Capital Appreciation Fund	Calvert VP EAFE International Index Portfolio - Class F
American Century VP Inflation Protection Bond Fund	Calvert VP NASDAQ-100 Index Portfolio
American Century VP Mid Cap Value Fund	Calvert VP Russell 2000 Small Cap Index Portfolio - Class F
American Century VP Ultra® Fund	Calvert VP S&P MidCap 400 Index Portfolio - Class F
American Century VP Value Fund	Columbia VP Overseas Core Fund - Class 1
BNY Mellon Sustainable U.S. Equity Portfolio — Service Shares	Columbia VP Select Mid Cap Value Fund - Class 1
BNY Mellon VIF Appreciation Portfolio — Initial Shares	Columbia VP Small Cap Value Fund - Class 2
BNY Mellon VIF Growth & Income Portfolio — Initial Shares	Columbia VP Small Company Growth Fund - Class 2
BNY Mellon VIF Opportunistic Small Cap Portfolio — Initial Shares	DWS Global Small Cap VIP - Class A
Calvert VP NASDAQ-100 Index Portfolio	DWS International Growth VIP - Class A
Calvert VP Russell 2000 Small Cap Index Portfolio	Federated Hermes Government Money Fund II - Service Shares
Calvert VP S&P MidCap 400 Index Portfolio	Federated Hermes Managed Volatility Fund II - Primary Shares
Federated Hermes Government Money Fund II - Service Shares	Federated Hermes Quality Bond Fund II - Primary Shares
Federated Hermes Managed Volatility Fund II - Primary Shares	Fidelity® VIP Contrafund® Portfolio - Service Class 2
Federated Hermes Quality Bond Fund II - Primary Shares	Fidelity® VIP Growth Portfolio - Service Class 2
Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Service Class 2
Fidelity® VIP Growth & Income Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Service Class 2
Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP Mid Cap Portfolio - Service Class 2
Fidelity® VIP High Income Portfolio - Service Class 2	Fidelity® VIP Real Estate Portfolio - Service Class 2
Fidelity® VIP Index 500 Portfolio - Initial Class	Franklin Mutual Shares VIP Fund - Class 2
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Franklin Small Cap Value VIP Fund - Class 2
Fidelity® VIP Overseas Portfolio - Initial Class	Franklin U.S. Government Securities VIP Fund - Class 2
Franklin Global Real Estate VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 2	J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2
Franklin Small Cap Value VIP Fund - Class 2	T. Rowe Price Equity Income Portfolio
Franklin Small-Mid Cap Growth VIP Fund - Class 2	T. Rowe Price Moderate Allocation Portfolio
Franklin U.S. Government Securities VIP Fund - Class 2	T. Rowe Price New America Growth Portfolio
Templeton Growth VIP Fund - Class 2	T. Rowe Price International Stock Portfolio
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Moderate Allocation Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price International Stock Portfolio

2

Farm Bureau Life Variable Account

Statements of Assets and Liabilities

December 31, 2020

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
Product A, B & C
American Century VP Capital Appreciation Fund	$2,421,154	$2,421,154	$2,421,154	$1,732,996	125,643.70	47,540.44
American Century VP Inflation Protection Bond Fund	140,908	140,908	140,908	130,975	12,683.00	8,727.52
American Century VP Mid Cap Value Fund	294,574	294,574	294,574	286,288	14,341.49	9,257.03
American Century VP Ultra® Fund	2,539,414	2,539,414	2,539,414	1,491,725	92,409.52	44,461.59
American Century VP Value Fund	2,402,167	2,402,167	2,402,167	1,928,326	215,055.27	100,678.50
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	451,991	451,991	451,991	341,089	9,711.88	13,712.48
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,146,563	4,146,563	4,146,563	3,431,400	87,888.15	103,106.41
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,232,370	1,232,370	1,232,370	941,159	34,539.53	32,372.59
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,654,352	1,654,352	1,654,352	1,340,012	33,313.56	56,392.54
Calvert VP NASDAQ-100 Index Portfolio	5,421,488	5,421,488	5,421,488	2,220,295	44,195.71	54,677.28
Calvert VP Russell 2000 Small Cap Index Portfolio	3,363,871	3,363,871	3,363,871	2,746,834	37,409.60	75,108.52
Calvert VP S&P MidCap 400 Index Portfolio	4,142,534	4,142,534	4,142,534	3,128,754	34,357.91	80,680.99
Federated Hermes Government Money Fund II - Service Shares	1,882,103	1,882,103	1,882,103	1,882,103	1,882,103.13	198,051.24
Federated Hermes Managed Volatility Fund II - Primary Shares	85,433,447	85,433,447	85,433,447	86,043,180	7,703,647.16	4,956,179.84
Federated Hermes Quality Bond Fund II - Primary Shares	19,345,487	19,345,487	19,345,487	18,248,258	1,636,674.00	1,463,915.55
Fidelity® VIP Contrafund® Portfolio - Initial Class	31,377,506	31,377,506	31,377,506	18,966,193	651,391.03	603,249.05
Fidelity® VIP Growth & Income Portfolio - Initial Class	7,589,893	7,589,893	7,589,893	5,611,807	339,440.64	267,892.16
Fidelity® VIP Growth Portfolio - Initial Class	36,164,253	36,164,253	36,164,253	18,328,401	351,109.25	841,077.76
Fidelity® VIP High Income Portfolio - Service Class 2	3,786,128	3,786,128	3,786,128	3,948,538	743,836.46	126,719.04
Fidelity® VIP Index 500 Portfolio - Initial Class	22,275,142	22,275,142	22,275,142	9,832,162	59,945.48	659,238.37
Fidelity® VIP Mid Cap Portfolio - Service Class 2	7,340,277	7,340,277	7,340,277	6,282,617	196,843.04	132,592.22
Fidelity® VIP Overseas Portfolio - Initial Class	4,549,510	4,549,510	4,549,510	2,943,875	171,550.14	196,514.57
Franklin Global Real Estate VIP Fund - Class 2	2,290,577	2,290,577	2,290,577	2,264,783	161,194.71	103,202.25
Franklin Mutual Shares VIP Fund - Class 2	3,386,725	3,386,725	3,386,725	3,779,465	204,142.56	131,551.45
Franklin Small Cap Value VIP Fund - Class 2	2,949,896	2,949,896	2,949,896	3,323,390	203,441.08	57,688.13
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,998,205	3,998,205	3,998,205	3,061,958	173,007.58	78,644.70
Franklin U.S. Government Securities VIP Fund - Class 2	4,022,179	4,022,179	4,022,179	4,143,613	332,961.87	255,147.07
Templeton Growth VIP Fund - Class 2	1,338,556	1,338,556	1,338,556	1,445,793	119,834.89	57,785.47
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	5,201,670	5,201,670	5,201,670	4,593,187	477,655.62	100,748.46
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,949,656	1,949,656	1,949,656	1,638,897	80,865.03	44,521.79
T. Rowe Price Equity Income Portfolio	6,383,964	6,383,964	6,383,964	6,165,828	243,569.77	204,801.59
T. Rowe Price Mid-Cap Growth Portfolio	18,360,738	18,360,738	18,360,738	14,271,115	548,573.00	217,615.56
T. Rowe Price Moderate Allocation Portfolio	10,416,705	10,416,705	10,416,705	8,682,619	454,481.00	292,551.64
T. Rowe Price New America Growth Portfolio	11,856,796	11,856,796	11,856,796	8,266,954	298,961.07	227,100.69
T. Rowe Price International Stock Portfolio	6,701,270	6,701,270	6,701,270	5,713,939	392,346.00	313,451.54

See accompanying notes, including note 6 which includes per unit information.

3

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2020

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
Product D
Calvert VP EAFE International Index Portfolio - Class F	$30,660	$30,660	$30,660	$27,015	327.56	2,054.93
Calvert VP NASDAQ-100 Index Portfolio	272,256	272,256	272,256	135,556	2,219.42	3,567.46
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	102,793	102,793	102,793	87,997	1,147.76	3,453.71
Calvert VP S&P MidCap 400 Index Portfolio - Class F	1,007,588	1,007,588	1,007,588	904,839	8,326.48	30,789.62
Columbia VP Overseas Core Fund - Class 1	10,964	10,964	10,964	10,229	773.19	640.47
Columbia VP Select Mid Cap Value Fund - Class 1	76,088	76,088	76,088	52,300	2,730.11	2,783.81
Columbia VP Small Cap Value Fund - Class 2	595,134	595,134	595,134	562,131	37,056.91	23,188.59
Columbia VP Small Company Growth Fund - Class 2	17,561	17,561	17,561	10,502	622.51	334.00
DWS Global Small Cap VIP - Class A	13,091	13,091	13,091	12,092	1,100.09	609.06
DWS International Growth VIP - Class A	37,398	37,398	37,398	26,000	2,118.85	1,761.60
Federated Hermes Government Money Fund II - Service Shares	62,282	62,282	62,282	62,282	62,282.27	6,019.94
Federated Hermes Managed Volatility Fund II - Primary Shares	225,304	225,304	225,304	206,609	20,315.93	12,010.44
Federated Hermes Quality Bond Fund II - Primary Shares	891,030	891,030	891,030	818,742	75,383.21	61,946.40
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,536,232	1,536,232	1,536,232	1,077,047	32,874.65	39,967.60
Fidelity® VIP Growth Portfolio - Service Class 2	1,113,305	1,113,305	1,113,305	737,318	11,068.85	23,061.87
Fidelity® VIP High Income Portfolio - Service Class 2	456,930	456,930	456,930	466,600	89,770.11	22,178.32
Fidelity® VIP Index 500 Portfolio - Service Class 2	232,973	232,973	232,973	151,518	635.27	6,321.24
Fidelity® VIP Mid Cap Portfolio - Service Class 2	724,733	724,733	724,733	607,041	19,435.04	25,395.77
Fidelity® VIP Real Estate Portfolio - Service Class 2	428,385	428,385	428,385	450,315	25,037.12	19,220.42
Franklin Mutual Shares VIP Fund - Class 2	1,319,505	1,319,505	1,319,505	1,443,126	79,536.15	65,642.14
Franklin Small Cap Value VIP Fund - Class 2	102,919	102,919	102,919	117,961	7,097.87	3,683.45
Franklin U.S. Government Securities VIP Fund - Class 2	789,889	789,889	789,889	793,290	65,388.13	55,937.78
Templeton Global Bond VIP Fund - Class 2	403,201	403,201	403,201	473,537	29,175.19	24,697.34
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	81,798	81,798	81,798	71,705	3,431.12	2,495.31
T. Rowe Price Equity Income Portfolio	508,322	508,322	508,322	521,664	19,394.18	19,479.50
T. Rowe Price Moderate Allocation Portfolio	51,478	51,478	51,478	45,323	2,245.97	1,945.22
T. Rowe Price New America Growth Portfolio	186,759	186,759	186,759	139,020	4,709.00	3,106.51
T. Rowe Price International Stock Portfolio	1,515,818	1,515,818	1,515,818	1,358,814	88,748.11	76,343.15

See accompanying notes, including note 6 which includes per unit information.

4

Farm Bureau Life Variable Account

Statements of Operations

Year Ended December 31, 2020

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations
Product A, B & C
American Century VP Capital Appreciation Fund	$-	$(17,072)	$(17,072)	$36,781	$204,687	$241,468	$490,286	$714,682
American Century VP Inflation Protection Bond Fund	2,190	(1,223)	967	(1,634)	-	(1,634)	12,367	11,700
American Century VP Mid Cap Value Fund	4,891	(2,348)	2,543	(1,135)	-	(1,135)	1,892	3,300
American Century VP Ultra® Fund	-	(18,167)	(18,167)	88,975	179,395	268,370	584,060	834,263
American Century VP Value Fund	48,416	(17,981)	30,435	50,777	48,395	99,172	(67,058)	62,549
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	3,447	(3,469)	(22)	(1,993)	4,618	2,625	80,781	83,384
BNY Mellon VIF Appreciation Portfolio - Initial Shares	28,490	(32,307)	(3,817)	(66,569)	301,112	234,543	524,118	754,844
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	8,027	(9,318)	(1,291)	32,447	75,499	107,946	128,995	235,650
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	8,240	(11,532)	(3,292)	31,285	-	31,285	236,078	264,071
Calvert VP NASDAQ-100 Index Portfolio	20,632	(39,074)	(18,442)	302,028	160,364	462,392	1,288,719	1,732,669
Calvert VP Russell 2000 Small Cap Index Portfolio	28,850	(23,731)	5,119	46,818	161,340	208,158	304,142	517,419
Calvert VP S&P MidCap 400 Index Portfolio	42,986	(31,018)	11,968	186,688	126,150	312,838	122,592	447,398
Federated Hermes Government Money Fund II - Service Shares	1,447	(13,776)	(12,329)	-	-	-	-	(12,329)
Federated Hermes Managed Volatility Fund II - Primary Shares	2,116,549	(740,166)	1,376,383	(742,675)	-	(742,675)	(898,467)	(264,759)
Federated Hermes Quality Bond Fund II - Primary Shares	527,059	(171,949)	355,110	(2,342)	56,452	54,110	911,995	1,321,215
Fidelity® VIP Contrafund® Portfolio - Initial Class	68,380	(246,909)	(178,529)	975,280	141,372	1,116,652	6,316,005	7,254,128
Fidelity® VIP Growth & Income Portfolio - Initial Class	141,893	(59,907)	81,986	138,604	342,266	480,870	(91,998)	470,858
Fidelity® VIP Growth Portfolio - Initial Class	21,653	(266,634)	(244,981)	1,237,539	2,766,096	4,003,635	7,209,973	10,968,627
Fidelity® VIP High Income Portfolio - Service Class 2	180,260	(32,072)	148,188	(31,621)	-	(31,621)	(52,983)	63,584
Fidelity® VIP Index 500 Portfolio - Initial Class	342,236	(174,313)	167,923	618,691	63,808	682,499	2,439,916	3,290,338
Fidelity® VIP Mid Cap Portfolio - Service Class 2	23,783	(52,990)	(29,207)	11,143	-	11,143	1,118,228	1,100,164
Fidelity® VIP Overseas Portfolio - Initial Class	17,732	(35,402)	(17,670)	37,644	17,555	55,199	545,895	583,424
Franklin Global Real Estate VIP Fund - Class 2	69,323	(19,139)	50,184	28,700	222,700	251,400	(446,375)	(144,791)
Franklin Mutual Shares VIP Fund - Class 2	87,057	(26,648)	60,409	(55,812)	121,033	65,221	(259,956)	(134,326)
Franklin Small Cap Value VIP Fund - Class 2	37,464	(22,402)	15,062	(74,124)	159,344	85,220	26,282	126,564
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	(28,408)	(28,408)	(95,729)	410,116	314,387	1,145,131	1,431,110
Franklin U.S. Government Securities VIP Fund - Class 2	140,734	(36,873)	103,861	(34,402)	-	(34,402)	52,148	121,607
Templeton Growth VIP Fund - Class 2	34,531	(10,512)	24,019	(19,827)	-	(19,827)	43,434	47,626
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	66,207	(39,789)	26,418	54,676	276,234	330,910	(297,787)	59,541
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	14,522	(13,742)	780	54,076	95,642	149,718	63,821	214,319
T. Rowe Price Equity Income Portfolio	131,594	(50,555)	81,039	65,985	135,188	201,173	(313,769)	(31,557)

See accompanying notes.

5

Farm Bureau Life Variable Account
Statements of Operations (continued)
Year Ended December 31, 2020

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations
T. Rowe Price Mid-Cap Growth Portfolio	$-	$(138,270)	$(138,270)	$343,359	$1,171,100	$1,514,459	$2,023,870	$3,400,059
T. Rowe Price Moderate Allocation Portfolio	128,211	(83,326)	44,885	67,869	329,420	397,289	796,194	1,238,368
T. Rowe Price New America Growth Portfolio	-	(86,830)	(86,830)	318,884	1,748,735	2,067,619	1,657,184	3,637,973
T. Rowe Price International Stock Portfolio	33,735	(50,664)	(16,929)	12,003	262,380	274,383	569,678	827,132

Product D
Calvert VP EAFE International Index Portfolio - Class F	$885	$-	$885	$(181)	$-	$(181)	$1,317	$2,021
Calvert VP NASDAQ-100 Index Portfolio	1,042	-	1,042	17,840	8,098	25,938	63,582	90,562
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	869	-	869	(601)	4,862	4,261	11,667	16,797
Calvert VP S&P MidCap 400 Index Portfolio - Class F	10,252	-	10,252	(7,918)	30,085	22,167	103,266	135,685
Columbia VP Overseas Core Fund - Class 1	152	-	152	(67)	109	42	809	1,003
Columbia VP Select Mid Cap Value Fund - Class 1	-	-	-	1,408	-	1,408	4,106	5,514
Columbia VP Small Cap Value Fund - Class 2	1,571	-	1,571	(17,529)	20,179	2,650	78,880	83,101
Columbia VP Small Company Growth Fund - Class 2	-	-	-	404	207	611	6,481	7,092
DWS Global Small Cap VIP - Class A	82	-	82	(197)	-	(197)	2,083	1,968
DWS International Growth VIP - Class A	437	-	437	697	-	697	5,669	6,803
Federated Hermes Government Money Fund II - Service Shares	121	-	121	-	-	-	-	121
Federated Hermes Managed Volatility Fund II - Primary Shares	5,112	-	5,112	(149)	-	(149)	(2,297)	2,666
Federated Hermes Quality Bond Fund II - Primary Shares	25,234	-	25,234	(1,835)	2,703	868	41,795	67,897
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,093	-	1,093	16,558	7,387	23,945	333,501	358,539
Fidelity® VIP Growth Portfolio - Service Class 2	418	-	418	56,544	95,423	151,967	189,930	342,315
Fidelity® VIP High Income Portfolio - Service Class 2	21,730	-	21,730	(6,884)	-	(6,884)	(3,917)	10,929
Fidelity® VIP Index 500 Portfolio - Service Class 2	3,121	-	3,121	5,743	640	6,383	25,948	35,452
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,286	-	2,286	(6,720)	-	(6,720)	126,277	121,843
Fidelity® VIP Real Estate Portfolio - Service Class 2	7,907	-	7,907	(4,117)	16,534	12,417	(43,892)	(23,568)
Franklin Mutual Shares VIP Fund - Class 2	33,661	-	33,661	(44,005)	46,798	2,793	(60,376)	(23,922)
Franklin Small Cap Value VIP Fund - Class 2	1,231	-	1,231	(2,468)	5,238	2,770	1,435	5,436
Franklin U.S. Government Securities VIP Fund - Class 2	27,069	-	27,069	(5,528)	-	(5,528)	10,708	32,249
Templeton Global Bond VIP Fund - Class 2	34,539	-	34,539	(11,060)	-	(11,060)	(45,811)	(22,332)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	405	-	405	(888)	3,951	3,063	6,287	9,755
T. Rowe Price Equity Income Portfolio	10,105	-	10,105	(866)	10,747	9,881	(8,513)	11,473
T. Rowe Price Moderate Allocation Portfolio	623	-	623	31	1,626	1,657	4,193	6,473

See accompanying notes.

6

Farm Bureau Life Variable Account
Statements of Operations (continued)
Year Ended December 31, 2020

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations
T. Rowe Price New America Growth Portfolio	$-	$-	$-	$2,155	$27,572	$29,727	$22,396	$52,123
T. Rowe Price International Stock Portfolio	7,659	-	7,659	396	59,567	59,963	126,948	194,570

See accompanying notes.

7

Farm Bureau Life Variable Account
Statements of Changes in Net Assets

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Product A, B & C
American Century VP Capital Appreciation Fund	$1,791,212	$(17,072)	$241,468	$490,286	$714,682	$95,626	$(55,960)	$(3,704)	$(94,472)	$(26,230)	$(84,740)	$629,942	$2,421,154
American Century VP Inflation Protection Bond Fund	131,224	967	(1,634)	12,367	11,700	14,388	(4,917)	(1,058)	(9,722)	(707)	(2,016)	9,684	140,908
American Century VP Mid Cap Value Fund	293,270	2,543	(1,135)	1,892	3,300	26,732	(29,689)	(241)	(19,754)	20,956	(1,996)	1,304	294,574
American Century VP Ultra® Fund	1,783,513	(18,167)	268,370	584,060	834,263	72,537	(79,272)	(5,431)	(92,966)	26,770	(78,362)	755,901	2,539,414
American Century VP Value Fund	2,163,420	30,435	99,172	(67,058)	62,549	166,667	(82,175)	(6,710)	(109,537)	207,953	176,198	238,747	2,402,167
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	375,858	(22)	2,625	80,781	83,384	24,287	(5,744)	(6,928)	(18,952)	86	(7,251)	76,133	451,991
BNY Mellon VIF Appreciation Portfolio - Initial Shares	3,623,261	(3,817)	234,543	524,118	754,844	243,507	(109,753)	(12,228)	(199,631)	(153,437)	(231,542)	523,302	4,146,563
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,049,143	(1,291)	107,946	128,995	235,650	51,465	(32,061)	(3,494)	(49,010)	(19,323)	(52,423)	183,227	1,232,370
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,408,986	(3,292)	31,285	236,078	264,071	83,196	(35,724)	(8,442)	(58,063)	328	(18,705)	245,366	1,654,352
Calvert VP NASDAQ-100 Index Portfolio	3,817,378	(18,442)	462,392	1,288,719	1,732,669	150,241	(153,411)	(37,447)	(171,650)	83,708	(128,559)	1,604,110	5,421,488
Calvert VP Russell 2000 Small Cap Index Portfolio	2,955,099	5,119	208,158	304,142	517,419	174,548	(89,171)	(15,189)	(131,697)	(47,138)	(108,647)	408,772	3,363,871
Calvert VP S&P MidCap 400 Index Portfolio	3,857,247	11,968	312,838	122,592	447,398	218,889	(121,368)	(23,786)	(186,232)	(49,614)	(162,111)	285,287	4,142,534

See accompanying notes.

8

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Federated Hermes Government Money Fund II - Service Shares	$707,158	$(12,329)	$-	$-	$(12,329)	$170,811	$(75,652)	$(2,551)	$(124,271)	$1,218,937	$1,187,274	$1,174,945	$1,882,103
Federated Hermes Managed Volatility Fund II - Primary Shares	90,593,997	1,376,383	(742,675)	(898,467)	(264,759)	6,198,560	(3,215,874)	(199,390)	(6,653,577)	(1,025,510)	(4,895,791)	(5,160,550)	85,433,447
Federated Hermes Quality Bond Fund II - Primary Shares	19,149,949	355,110	54,110	911,995	1,321,215	1,402,889	(771,192)	(50,079)	(1,364,246)	(343,049)	(1,125,677)	195,538	19,345,487
Fidelity® VIP Contrafund® Portfolio - Initial Class	25,998,669	(178,529)	1,116,652	6,316,005	7,254,128	1,322,304	(939,089)	(156,272)	(1,415,824)	(686,410)	(1,875,291)	5,378,837	31,377,506
Fidelity® VIP Growth & Income Portfolio - Initial Class	7,419,357	81,986	480,870	(91,998)	470,858	364,153	(192,674)	(23,305)	(341,351)	(107,145)	(300,322)	170,536	7,589,893
Fidelity® VIP Growth Portfolio - Initial Class	26,748,198	(244,981)	4,003,635	7,209,973	10,968,627	1,018,453	(1,085,618)	(98,592)	(1,282,666)	(104,149)	(1,552,572)	9,416,055	36,164,253
Fidelity® VIP High Income Portfolio - Service Class 2	3,699,078	148,188	(31,621)	(52,983)	63,584	293,275	(127,345)	(25,198)	(200,327)	83,061	23,466	87,050	3,786,128
Fidelity® VIP Index 500 Portfolio - Initial Class	19,843,776	167,923	682,499	2,439,916	3,290,338	853,611	(668,979)	(74,643)	(884,335)	(84,626)	(858,972)	2,431,366	22,275,142
Fidelity® VIP Mid Cap Portfolio - Service Class 2	6,371,076	(29,207)	11,143	1,118,228	1,100,164	414,861	(206,790)	(31,307)	(318,048)	10,321	(130,963)	969,201	7,340,277
Fidelity® VIP Overseas Portfolio - Initial Class	4,158,836	(17,670)	55,199	545,895	583,424	255,573	(203,636)	(15,395)	(202,874)	(26,418)	(192,750)	390,674	4,549,510
Franklin Global Real Estate VIP Fund - Class 2	2,463,199	50,184	251,400	(446,375)	(144,791)	196,183	(63,824)	(14,225)	(131,961)	(14,004)	(27,831)	(172,622)	2,290,577
Franklin Mutual Shares VIP Fund - Class 2	3,346,425	60,409	65,221	(259,956)	(134,326)	252,672	(98,407)	(22,305)	(173,763)	216,429	174,626	40,300	3,386,725
Franklin Small Cap Value VIP Fund - Class 2	2,961,668	15,062	85,220	26,282	126,564	185,204	(151,508)	(47,777)	(147,297)	23,042	(138,336)	(11,772)	2,949,896

See accompanying notes.

9

Farm Bureau Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Franklin Small-Mid Cap Growth VIP Fund - Class 2	$2,834,958	$(28,408)	$314,387	$1,145,131	$1,431,110	$181,409	$(114,405)	$(58,214)	$(156,543)	$(120,110)	$(267,863)	$1,163,247	$3,998,205
Franklin U.S. Government Securities VIP Fund - Class 2	4,173,338	103,861	(34,402)	52,148	121,607	361,358	(153,682)	(17,562)	(256,439)	(206,441)	(272,766)	(151,159)	4,022,179
Templeton Growth VIP Fund - Class 2	1,346,985	24,019	(19,827)	43,434	47,626	99,646	(29,366)	(16,520)	(56,153)	(53,662)	(56,055)	(8,429)	1,338,556
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	4,954,621	26,418	330,910	(297,787)	59,541	317,219	(135,053)	(14,025)	(229,245)	248,612	187,508	247,049	5,201,670
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,808,601	780	149,718	63,821	214,319	100,408	(42,784)	(49,686)	(70,532)	(10,670)	(73,264)	141,055	1,949,656
T. Rowe Price Equity Income Portfolio	6,676,226	81,039	201,173	(313,769)	(31,557)	398,204	(181,833)	(80,126)	(329,901)	(67,049)	(260,705)	(292,262)	6,383,964
T. Rowe Price Mid-Cap Growth Portfolio	15,812,248	(138,270)	1,514,459	2,023,870	3,400,059	543,560	(468,079)	(34,657)	(668,990)	(223,403)	(851,569)	2,548,490	18,360,738
T. Rowe Price Moderate Allocation Portfolio	9,533,787	44,885	397,289	796,194	1,238,368	516,291	(282,881)	(35,079)	(484,826)	(68,955)	(355,450)	882,918	10,416,705
T. Rowe Price New America Growth Portfolio	8,868,113	(86,830)	2,067,619	1,657,184	3,637,973	297,123	(480,518)	(37,756)	(381,037)	(47,102)	(649,290)	2,988,683	11,856,796
T. Rowe Price International Stock Portfolio	5,810,029	(16,929)	274,383	569,678	827,132	445,201	(192,762)	(21,667)	(313,840)	147,177	64,109	891,241	6,701,270

Product D
Calvert VP EAFE International Index Portfolio - Class F	$29,844	$885	$(181)	$1,317	$2,021	$2,218	$(1,800)	$-	$(1,563)	$(60)	$(1,205)	$816	$30,660
Calvert VP NASDAQ-100 Index Portfolio	182,424	1,042	25,938	63,582	90,562	10,508	(19,549)	-	(11,648)	19,959	(730)	89,832	272,256
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	84,523	869	4,261	11,667	16,797	6,767	(1,951)	-	(3,480)	137	1,473	18,270	102,793

See accompanying notes.

10

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Calvert VP S&P MidCap 400 Index Portfolio - Class F	$826,545	$10,252	$22,167	$103,266	$135,685	$89,020	$(42,150)	$(14,627)	$(45,636)	$58,751	$45,358	$181,043	$1,007,588
Columbia VP Overseas Core Fund - Class 1	9,162	152	42	809	1,003	1,351	-	-	(550)	(2)	799	1,802	10,964
Columbia VP Select Mid Cap Value Fund - Class 1	69,177	-	1,408	4,106	5,514	6,080	(78)	-	(4,509)	(96)	1,397	6,911	76,088
Columbia VP Small Cap Value Fund - Class 2	441,589	1,571	2,650	78,880	83,101	49,628	(22,547)	(8,297)	(24,965)	76,625	70,444	153,545	595,134
Columbia VP Small Company Growth Fund - Class 2	10,481	-	611	6,481	7,092	746	(91)	-	(1,259)	592	(12)	7,080	17,561
DWS Global Small Cap VIP - Class A	10,935	82	(197)	2,083	1,968	1,420	-	(232)	(981)	(19)	188	2,156	13,091
DWS International Growth VIP - Class A	30,391	437	697	5,669	6,803	3,542	(138)	-	(3,076)	(124)	204	7,007	37,398
Federated Hermes Government Money Fund II - Service Shares	59,154	121	-	-	121	8,003	(119)	(21)	(4,854)	(2)	3,007	3,128	62,282
Federated Hermes Managed Volatility Fund II - Primary Shares	216,547	5,112	(149)	(2,297)	2,666	26,561	(129)	(6,834)	(13,216)	(291)	6,091	8,757	225,304
Federated Hermes Quality Bond Fund II - Primary Shares	916,180	25,234	868	41,795	67,897	109,886	(45,379)	(15,787)	(54,490)	(87,277)	(93,047)	(25,150)	891,030
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,328,876	1,093	23,945	333,501	358,539	137,078	(47,235)	(19,394)	(76,461)	(145,171)	(151,183)	207,356	1,536,232
Fidelity® VIP Growth Portfolio - Service Class 2	938,487	418	151,967	189,930	342,315	95,299	(44,576)	(17,928)	(54,768)	(145,524)	(167,497)	174,818	1,113,305
Fidelity® VIP High Income Portfolio - Service Class 2	455,291	21,730	(6,884)	(3,917)	10,929	51,863	(21,796)	(8,180)	(25,329)	(5,848)	(9,290)	1,639	456,930

See accompanying notes.

11

Farm Bureau Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Fidelity® VIP Index 500 Portfolio - Service Class 2	$193,159	$3,121	$6,383	$25,948	$35,452	$15,788	$(5,472)	$(112)	$(11,124)	$5,282	$4,362	$39,814	$232,973
Fidelity® VIP Mid Cap Portfolio - Service Class 2	570,337	2,286	(6,720)	126,277	121,843	58,100	(19,359)	(7,673)	(31,544)	33,029	32,553	154,396	724,733
Fidelity® VIP Real Estate Portfolio - Service Class 2	427,537	7,907	12,417	(43,892)	(23,568)	44,762	(17,668)	(6,777)	(22,989)	27,088	24,416	848	428,385
Franklin Mutual Shares VIP Fund - Class 2	1,239,223	33,661	2,793	(60,376)	(23,922)	133,549	(63,489)	(22,049)	(66,245)	122,438	104,204	80,282	1,319,505
Franklin Small Cap Value VIP Fund - Class 2	95,764	1,231	2,770	1,435	5,436	5,776	(158)	-	(3,880)	(19)	1,719	7,155	102,919
Franklin U.S. Government Securities VIP Fund - Class 2	857,333	27,069	(5,528)	10,708	32,249	104,134	(43,987)	(15,069)	(50,441)	(94,330)	(99,693)	(67,444)	789,889
Templeton Global Bond VIP Fund - Class 2	426,974	34,539	(11,060)	(45,811)	(22,332)	52,620	(19,373)	(6,322)	(25,682)	(2,684)	(1,441)	(23,773)	403,201
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	71,286	405	3,063	6,287	9,755	5,619	-	(364)	(4,491)	(7)	757	10,512	81,798
T. Rowe Price Equity Income Portfolio	475,615	10,105	9,881	(8,513)	11,473	40,636	(2,741)	(4,517)	(22,437)	10,293	21,234	32,707	508,322
T. Rowe Price Moderate Allocation Portfolio	44,675	623	1,657	4,193	6,473	3,376	-	-	(3,044)	(2)	330	6,803	51,478
T. Rowe Price New America Growth Portfolio	159,848	-	29,727	22,396	52,123	7,689	(124)	-	(9,082)	(23,695)	(25,212)	26,911	186,759
T. Rowe Price International Stock Portfolio	1,346,022	7,659	59,963	126,948	194,570	139,707	(65,342)	(24,651)	(72,126)	(2,362)	(24,774)	169,796	1,515,818

See accompanying notes.

12

Farm Bureau Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2019

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2018	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2019
Product A, B & C
American Century VP Capital Appreciation Fund	$1,466,825	$(15,437)	$375,055	$131,175	$490,793	$109,984	$(126,931)	$(16,452)	$(96,168)	$(36,839)	$(166,406)	$324,387	$1,791,212
American Century VP Inflation Protection Bond Fund	131,790	2,208	(3,617)	12,054	10,645	12,538	(11,245)	(2,053)	(9,296)	(1,155)	(11,211)	(566)	131,224
American Century VP Mid Cap Value Fund	243,741	3,224	30,647	32,820	66,691	25,545	(5,248)	(772)	(19,456)	(17,231)	(17,162)	49,529	293,270
American Century VP Ultra® Fund	1,399,581	(14,615)	261,558	210,225	457,168	77,911	(66,337)	(25,409)	(81,205)	21,804	(73,236)	383,932	1,783,513
American Century VP Value Fund	1,769,763	24,164	191,410	236,515	452,089	164,297	(96,794)	(36,159)	(113,508)	23,732	(58,432)	393,657	2,163,420
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	284,135	1,142	5,770	85,684	92,596	24,132	(7,776)	(737)	(17,007)	515	(873)	91,723	375,858
BNY Mellon VIF Appreciation Portfolio - Initial Shares	2,907,152	8,864	345,054	624,514	978,432	233,576	(155,894)	(47,339)	(191,858)	(100,808)	(262,323)	716,109	3,623,261
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	892,219	1,758	163,636	74,321	239,715	55,323	(38,883)	(12,871)	(49,665)	(36,695)	(82,791)	156,924	1,049,143
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,226,441	(12,161)	296,502	(35,168)	249,173	83,198	(54,970)	(9,849)	(62,500)	(22,507)	(66,628)	182,545	1,408,986
Calvert VP NASDAQ-100 Index Portfolio	2,947,266	(12,883)	335,869	755,435	1,078,421	147,969	(96,573)	(93,103)	(152,544)	(14,058)	(208,309)	870,112	3,817,378
Calvert VP Russell 2000 Small Cap Index Portfolio	2,499,129	760	298,379	289,843	588,982	174,677	(100,667)	(28,035)	(135,816)	(43,171)	(133,012)	455,970	2,955,099
Calvert VP S&P MidCap 400 Index Portfolio	3,211,640	9,803	451,636	322,524	783,963	226,351	(164,745)	(20,797)	(195,533)	16,368	(138,356)	645,607	3,857,247

See accompanying notes.

13

Farm Bureau Life Variable
Account Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2019

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2018	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2019
Federated Hermes Government Money Fund II - Service Shares	$736,801	$5,317	$-	$-	$5,317	$84,589	$(36,461)	$(2,731)	$(70,239)	$(10,118)	$(34,960)	$(29,643)	$707,158
Federated Hermes Managed Volatility Fund II - Primary Shares	81,676,310	1,035,876	(956,838)	15,034,315	15,113,353	6,443,744	(3,545,541)	(427,867)	(6,925,109)	(1,740,893)	(6,195,666)	8,917,687	90,593,997
Federated Hermes Quality Bond Fund II - Primary Shares	18,633,177	389,001	(54,495)	1,207,092	1,541,598	1,481,747	(797,381)	(102,273)	(1,391,011)	(215,908)	(1,024,826)	516,772	19,149,949
Fidelity® VIP Contrafund® Portfolio - Initial Class Fidelity® VIP Growth &	21,106,578	(105,245)	3,045,145	3,328,337	6,268,237	1,320,847	(903,139)	(174,906)	(1,337,353)	(281,595)	(1,376,146)	4,892,091	25,998,669
Income Portfolio - Initial Class	6,063,546	181,889	655,476	874,489	1,711,854	365,746	(211,617)	(47,461)	(362,255)	(100,456)	(356,043)	1,355,811	7,419,357
Fidelity® VIP Growth Portfolio - Initial Class	21,312,877	(155,965)	2,537,762	4,499,034	6,880,831	1,040,892	(1,029,443)	(104,232)	(1,195,961)	(156,766)	(1,445,510)	5,435,321	26,748,198
Fidelity® VIP High Income Portfolio - Service Class 2	3,269,832	151,536	(31,676)	327,075	446,935	286,921	(165,211)	(46,286)	(205,841)	112,728	(17,689)	429,246	3,699,078
Fidelity® VIP Index 500 Portfolio - Initial Class	16,156,229	195,136	935,171	3,619,087	4,749,394	859,333	(734,649)	(124,165)	(885,234)	(177,132)	(1,061,847)	3,687,547	19,843,776
Fidelity® VIP Mid Cap Portfolio - Service Class 2	5,609,235	(13,878)	743,203	476,471	1,205,796	448,458	(351,867)	(121,738)	(340,296)	(78,512)	(443,955)	761,841	6,371,076
Fidelity® VIP Overseas Portfolio - Initial Class	3,529,736	31,875	94,263	784,955	911,093	274,607	(162,190)	(25,705)	(208,375)	(160,330)	(281,993)	629,100	4,158,836
Franklin Global Real Estate VIP Fund - Class 2	2,117,609	40,990	128,500	274,737	444,227	204,658	(87,226)	(36,003)	(151,599)	(28,467)	(98,637)	345,590	2,463,199
Franklin Mutual Shares VIP Fund - Class 2	2,831,752	29,506	301,490	269,341	600,337	255,781	(118,226)	(36,576)	(193,544)	6,901	(85,664)	514,673	3,346,425
Franklin Small Cap Value VIP Fund - Class 2	2,503,337	4,293	445,643	162,275	612,211	191,152	(133,503)	(22,823)	(158,721)	(29,985)	(153,880)	458,331	2,961,668

See accompanying notes.

14

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2019

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2018	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2019
Franklin Small-Mid Cap Growth VIP Fund - Class 2	$2,312,273	$(24,283)	$323,080	$387,935	$686,732	$172,468	$(144,947)	$(35,851)	$(138,950)	$(16,767)	$(164,047)	$522,685	$2,834,958
Franklin U.S. Government Securities VIP Fund - Class 2	4,049,486	82,035	(33,165)	123,942	172,812	368,443	(191,955)	(52,826)	(267,379)	94,757	(48,960)	123,852	4,173,338
Templeton Growth VIP Fund - Class 2	1,175,820	23,569	256,059	(112,681)	166,947	98,960	(47,200)	(11,955)	(59,676)	24,089	4,218	171,165	1,346,985
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	4,085,181	32,716	418,827	582,879	1,034,422	317,028	(189,247)	(47,401)	(245,024)	(338)	(164,982)	869,440	4,954,621
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,537,677	(8,466)	307,475	55,142	354,151	107,232	(101,337)	(15,984)	(82,975)	9,837	(83,227)	270,924	1,808,601
T. Rowe Price Equity Income Portfolio	5,662,692	88,671	569,404	734,129	1,392,204	378,450	(283,097)	(47,751)	(364,724)	(61,548)	(378,670)	1,013,534	6,676,226
T. Rowe Price Mid-Cap Growth Portfolio	12,853,564	(113,061)	1,660,391	2,246,373	3,793,703	559,701	(531,583)	(59,522)	(691,379)	(112,236)	(835,019)	2,958,684	15,812,248
T. Rowe Price Moderate Allocation Portfolio	8,444,129	97,059	276,127	1,174,742	1,547,928	527,936	(366,401)	(68,494)	(499,731)	(51,580)	(458,270)	1,089,658	9,533,787
T. Rowe Price New America Growth Portfolio	6,991,810	(39,673)	813,678	1,536,545	2,310,550	302,162	(365,541)	(56,862)	(362,379)	48,373	(434,247)	1,876,303	8,868,113
T. Rowe Price International Stock Portfolio	4,621,746	81,946	241,020	904,117	1,227,083	434,063	(253,986)	(73,015)	(308,922)	163,060	(38,800)	1,188,283	5,810,029

Product D
Calvert VP EAFE International Index Portfolio - Class F	$21,592	$708	$(9)	$4,160	$4,859	$3,617	$-	$(11)	$(1,872)	$1,659	$3,393	$8,252	$29,844
Calvert VP NASDAQ-100 Index Portfolio	133,565	849	10,550	40,400	51,799	11,147	(3,336)	-	(10,727)	(24)	(2,940)	48,859	182,424
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	84,042	728	10,880	7,644	19,252	7,601	(21,905)	-	(4,387)	(80)	(18,771)	481	84,523

See accompanying notes.

15

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2019

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2018	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2019
Calvert VP S&P MidCap 400 Index Portfolio - Class F	$694,003	$8,979	$53,402	$111,943	$174,324	$97,910	$(69,685)	$(14,752)	$(56,196)	$941	$(41,782)	$132,542	$826,545
Columbia VP Overseas Core Fund - Class 1	7,504	185	1,167	518	1,870	1,606	(1,048)	-	(768)	(2)	(212)	1,658	9,162
Columbia VP Select Mid Cap Value Fund - Class 1	52,509	-	2,450	14,260	16,710	6,946	(1,410)	(6)	(5,472)	(100)	(42)	16,668	69,177
Columbia VP Small Cap Value Fund - Class 2	361,445	1,118	23,524	50,929	75,571	54,583	(40,519)	(8,137)	(30,065)	28,711	4,573	80,144	441,589
Columbia VP Small Company Growth Fund - Class 2	8,713	-	2,581	834	3,415	885	(1,021)	-	(1,384)	(127)	(1,647)	1,768	10,481
DWS Global Small Cap VIP - Class A	9,147	-	253	1,675	1,928	1,472	(154)	(150)	(1,295)	(13)	(140)	1,788	10,935
DWS International Growth VIP - Class A	23,110	361	1,062	5,817	7,240	4,186	(895)	(8)	(3,133)	(109)	41	7,281	30,391
Federated Hermes Government Money Fund II - Service Shares Federated Hermes Managed	55,889	944	-	-	944	9,064	(1,022)	(280)	(5,439)	(2)	2,321	3,265	59,154
Volatility Fund II - Primary Shares Federated Hermes Quality	175,112	3,973	(313)	32,221	35,881	28,941	(5,441)	(2,728)	(15,300)	82	5,554	41,435	216,547
Bond Fund II - Primary Shares	911,547	27,503	(5,257)	60,342	82,588	120,131	(87,851)	(19,333)	(71,785)	(19,117)	(77,955)	4,633	916,180
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,137,107	2,712	188,085	149,187	339,984	148,423	(153,210)	(17,737)	(88,604)	(37,087)	(148,215)	191,769	1,328,876
Fidelity® VIP Growth Portfolio - Service Class 2	791,590	498	73,428	181,086	255,012	103,846	(81,180)	(17,669)	(63,764)	(49,348)	(108,115)	146,897	938,487
Fidelity® VIP High Income Portfolio - Service Class 2	434,662	22,917	(9,228)	48,289	61,978	56,780	(44,334)	(9,705)	(34,072)	(10,018)	(41,349)	20,629	455,291

See accompanying notes.

16

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2019

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2018	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2019
Fidelity® VIP Index 500 Portfolio - Service Class 2	$157,376	$3,171	$17,238	$26,357	$46,766	$15,781	$(24,767)	$(1,256)	$(11,558)	$10,817	$(10,983)	$35,783	$193,159
Fidelity® VIP Mid Cap Portfolio - Service Class 2	491,292	3,693	48,504	59,267	111,464	63,901	(67,971)	(7,373)	(38,198)	17,222	(32,419)	79,045	570,337
Fidelity® VIP Real Estate Portfolio - Service Class 2	393,277	6,388	15,567	65,588	87,543	48,917	(38,035)	(7,033)	(30,482)	(26,650)	(53,283)	34,260	427,537
Franklin Mutual Shares VIP Fund - Class 2	1,077,033	21,204	110,685	104,619	236,508	148,226	(112,146)	(24,759)	(85,987)	348	(74,318)	162,190	1,239,223
Franklin Small Cap Value VIP Fund - Class 2	74,175	897	12,936	5,851	19,684	7,665	(715)	(30)	(5,061)	46	1,905	21,589	95,764
Franklin U.S. Government Securities VIP Fund - Class 2	880,338	24,748	(8,348)	27,879	44,279	114,861	(86,513)	(19,194)	(68,577)	(7,861)	(67,284)	(23,005)	857,333
Templeton Global Bond VIP Fund - Class 2	443,969	30,798	(7,596)	(14,191)	9,011	57,791	(37,912)	(9,022)	(34,483)	(2,380)	(26,006)	(16,995)	426,974
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	57,684	121	8,112	5,723	13,956	5,984	(1,177)	-	(5,156)	(5)	(354)	13,602	71,286
T. Rowe Price Equity Income Portfolio	401,592	10,099	35,518	56,541	102,158	44,946	(39,270)	(1,292)	(28,277)	(4,242)	(28,135)	74,023	475,615
T. Rowe Price Moderate Allocation Portfolio	52,579	876	378	7,463	8,717	3,636	(5,463)	-	(3,421)	(11,373)	(16,621)	(7,904)	44,675
T. Rowe Price New America Growth Portfolio	119,780	600	11,413	29,795	41,808	7,364	(1,067)	(65)	(9,505)	1,533	(1,740)	40,068	159,848
T. Rowe Price International Stock Portfolio	1,077,669	29,950	54,621	211,436	296,007	153,542	(113,092)	(23,905)	(86,986)	42,787	(27,654)	268,353	1,346,022

See accompanying notes.

17

Farm Bureau Life Variable Account

Notes to Financial Statements

December 31, 2020

1. Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B), flexible premium variable life insurance policies (Product C) and variable universal life insurance policies (Product D) issued by the Company. The Company discontinued underwriting new sales of all variable life insurance products but continues to receive premiums from sales that occurred prior to this change.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following fifty investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund	Product
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	A, B & C
American Century VP Inflation Protection Bond Fund	A, B & C
American Century VP Mid Cap Value Fund	A, B & C
American Century VP Ultra® Fund	A, B & C
American Century VP Value Fund	A, B & C
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares	A, B & C
BNY Mellon Variable Investment Fund (2)
BNY Mellon VIF Appreciation Portfolio - Initial Shares	A, B & C
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	A, B & C
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	A, B & C
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio - Class F	D
Calvert VP NASDAQ-100 Index Portfolio	A, B, C & D
Calvert VP Russell 2000 Small Cap Index Portfolio	A, B & C
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	D
Calvert VP S&P MidCap 400 Index Portfolio	A, B & C
Calvert VP S&P MidCap 400 Index Portfolio - Class F	D

18

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount / Fund	Product
Columbia Variable Products, Inc.
Columbia VP Overseas Core Fund - Class 1	D
Columbia VP Select Mid Cap Value Fund - Class 1	D
Columbia VP Small Cap Value Fund - Class 2	D
Columbia VP Small Company Growth Fund - Class 2	D
Deutsche DWS Variable Series I
DWS Global Small Cap VIP - Class A	D
Deutsche DWS Variable Series II
DWS International Growth VIP - Class A	D
Federated Hermes Insurance Series (1)
Federated Hermes Government Money Fund II - Service Shares (1)	A, B, C & D
Federated Hermes Managed Volatility Fund II - Primary Shares (1)	A, B, C & D
Federated Hermes Quality Bond Fund II - Primary Shares (1)	A, B, C & D
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Initial Class	A, B & C
Fidelity® VIP Contrafund® Portfolio - Service Class 2	D
Fidelity® VIP Growth & Income Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Service Class 2	D
Fidelity® VIP High Income Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Index 500 Portfolio - Initial Class	A, B & C
Fidelity® VIP Index 500 Portfolio - Service Class 2	D
Fidelity® VIP Mid Cap Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Overseas Portfolio - Initial Class	A, B & C
Fidelity® VIP Real Estate Portfolio - Service Class 2	D
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	A, B & C
Franklin Mutual Shares VIP Fund - Class 2	A, B, C & D
Franklin Small Cap Value VIP Fund - Class 2	A, B, C & D
Franklin Small-Mid Cap Growth VIP Fund - Class 2	A, B & C
Franklin U.S. Government Securities VIP Fund - Class 2	A, B, C & D
Templeton Global Bond VIP Fund - Class 2	D
Templeton Growth VIP Fund - Class 2	A, B & C
J.P. Morgan Insurance Trust
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	A, B & C
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	A, B & C
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	D
T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio	A, B, C & D
T. Rowe Price Mid-Cap Growth Portfolio	A, B & C
T. Rowe Price Moderate Allocation Portfolio	A, B, C & D
T. Rowe Price New America Growth Portfolio	A, B, C & D
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	A, B, C & D

19

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(1)         The names of the following investment families and investment options changed during the year:

Current Name	Former Name
Federated Hermes Insurance Series	Federated Insurance Series
Federated Hermes Government Money Fund II - Service Shares	Federated Government Money Fund II - Service Shares
Federated Hermes Managed Volatility Fund II - Primary Shares	Federated Managed Volatility Fund II - Primary Shares
Federated Hermes Quality Bond Fund II - Primary Shares	Federated Quality Bond Fund II - Primary Shares

(2)         On April 30, 2020, the BNY Mellon VIF International Equity Portfolio – Initial Shares was closed to contract owners pursuant to approval by the Board of Trustees of BNY Mellon Variable Investment Fund. As a result, the BNY Mellon VIF International Equity Portfolio – Initial Shares subaccount was removed as an investment option and liquidated.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2020, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

20

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts (differences in expense charges for the various products are identified).

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of Products A, B and C. Product D assesses a monthly risk charge at a rate of 0.12% based on the accumulated value of the policy for the first ten policy years, then 0.03% monthly thereafter through the cancellation of subaccount units. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Product A premiums are reduced by a 7% charge. Product B premiums are reduced by a 7% charge up to the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Product C premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Product D is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7, $10, $3 and $15 for Products A, B, C and D, respectively, is deducted monthly for the administration of policies and the Account. Product B applies an additional monthly charge of $0.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product D applies an additional monthly charge of $0.15 per $1,000 of the Specified Amount or increase in the Specified Amount for the first ten policy years. During the first twelve policy months immediately following an increase in Specified Amount on Products A and B, a monthly charge of $0.07 and $0.10, respectively, for every $1,000 increase in the Specified Amount is deducted. Product C charges a rate per $1,000 (determined by the Specified Amount and age of the insured) on a monthly basis immediately following an increase in Specified Amount, for the first twelve months immediately following an increase in Specified Amount. These charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 on Products B and C and $10 on Products A and D) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted on Product A, B and D policies. Surrender charges imposed on Product C are equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6, 10 and 10 policy years for Products A, B and D, respectively, are imposed on amounts surrendered based on variables as described in the Account’s prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

21

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2020:

Subaccount	Cost of Purchases	Proceeds from Sales

Product A, B & C:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	$248,547	$145,672
American Century VP Inflation Protection Bond Fund	16,148	17,197
American Century VP Mid Cap Value Fund	57,424	56,877
American Century VP Ultra® Fund	241,245	158,379
American Century VP Value Fund	398,865	143,837

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	24,556	27,211

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	508,475	442,722
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	107,036	85,251
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	56,602	78,599

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	420,293	406,930
Calvert VP Russell 2000 Small Cap Index Portfolio	277,383	219,571
Calvert VP S&P MidCap 400 Index Portfolio	280,947	304,940

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	1,467,784	292,839
Federated Hermes Managed Volatility Fund II - Primary Shares	2,708,029	6,227,437
Federated Hermes Quality Bond Fund II - Primary Shares	799,706	1,513,821

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	433,478	2,345,926
Fidelity® VIP Growth & Income Portfolio - Initial Class	592,691	468,761
Fidelity® VIP Growth Portfolio - Initial Class	2,951,983	1,983,440
Fidelity® VIP High Income Portfolio - Service Class 2	388,133	216,479
Fidelity® VIP Index 500 Portfolio - Initial Class	628,834	1,256,075
Fidelity® VIP Mid Cap Portfolio - Service Class 2	310,371	470,541
Fidelity® VIP Overseas Portfolio - Initial Class	140,777	333,642

22

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	$384,290	$139,237
Franklin Mutual Shares VIP Fund - Class 2	582,420	226,352
Franklin Small Cap Value VIP Fund - Class 2	347,657	311,587
Franklin Small-Mid Cap Growth VIP Fund - Class 2	509,599	395,754
Franklin U.S. Government Securities VIP Fund - Class 2	298,336	467,241
Templeton Growth VIP Fund - Class 2	90,007	122,043

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	782,203	292,043
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	187,635	164,477

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	465,720	510,198
T. Rowe Price Mid-Cap Growth Portfolio	1,252,013	1,070,752
T. Rowe Price Moderate Allocation Portfolio	583,695	564,840
T. Rowe Price New America Growth Portfolio	1,846,675	834,060

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	608,453	298,893

Product D:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	$2,819	$3,139
Calvert VP NASDAQ-100 Index Portfolio	35,971	27,561
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	11,418	4,214
Calvert VP S&P MidCap 400 Index Portfolio - Class F	170,037	84,342

Columbia Variable Products, Inc.:
Columbia VP Overseas Core Fund - Class 1	1,491	431
Columbia VP Select Mid Cap Value Fund - Class 1	5,118	3,721
Columbia VP Small Cap Value Fund - Class 2	138,974	46,780
Columbia VP Small Company Growth Fund - Class 2	1,563	1,368

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	1,234	964

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	3,644	3,003

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	6,186	3,058
Federated Hermes Managed Volatility Fund II - Primary Shares	26,902	15,699
Federated Hermes Quality Bond Fund II - Primary Shares	101,556	166,666

23

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$87,953	$230,656
Fidelity® VIP Growth Portfolio - Service Class 2	155,538	227,194
Fidelity® VIP High Income Portfolio - Service Class 2	57,840	45,400
Fidelity® VIP Index 500 Portfolio - Service Class 2	20,474	12,351
Fidelity® VIP Mid Cap Portfolio - Service Class 2	78,531	43,692
Fidelity® VIP Real Estate Portfolio - Service Class 2	85,874	37,017

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	313,772	129,109
Franklin Small Cap Value VIP Fund - Class 2	10,962	2,774
Franklin U.S. Government Securities VIP Fund - Class 2	97,049	169,673
Templeton Global Bond VIP Fund - Class 2	74,417	41,319

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	9,081	3,968

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	61,612	19,526
T. Rowe Price Moderate Allocation Portfolio	4,931	2,352
T. Rowe Price New America Growth Portfolio	33,091	30,731

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	176,491	134,039

24

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2020 and 2019:

	Period Ended December 31,
	2020			2019
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

Product A, B & C:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	1,282	3,398	(2,116)	1,449	6,429	(4,980)
American Century VP Inflation Protection Bond Fund	946	1,063	(117)	596	1,361	(765)
American Century VP Mid Cap Value Fund	1,975	1,962	13	462	1,052	(590)
American Century VP Ultra® Fund	1,454	3,369	(1,915)	2,183	4,349	(2,166)
American Century VP Value Fund	16,567	6,627	9,940	5,410	8,127	(2,717)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	638	923	(285)	714	771	(57)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	5,836	13,171	(7,335)	4,074	13,160	(9,086)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	854	2,522	(1,668)	1,070	4,077	(3,007)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	2,484	3,159	(675)	1,575	4,461	(2,886)

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	3,182	5,061	(1,879)	1,580	5,083	(3,503)
Calvert VP Russell 2000 Small Cap Index Portfolio	2,845	5,973	(3,128)	2,037	5,820	(3,783)
Calvert VP S&P MidCap 400 Index Portfolio	2,990	6,681	(3,691)	3,344	6,583	(3,239)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	153,919	29,767	124,152	5,275	8,939	(3,664)
Federated Hermes Managed Volatility Fund II - Primary Shares	44,648	345,530	(300,882)	35,477	425,980	(390,503)
Federated Hermes Quality Bond Fund II - Primary Shares	20,397	109,243	(88,846)	28,493	114,533	(86,040)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	6,159	49,698	(43,539)	7,304	45,274	(37,970)
Fidelity® VIP Growth & Income Portfolio - Initial Class	5,288	17,294	(12,006)	4,020	18,971	(14,951)
Fidelity® VIP Growth Portfolio - Initial Class	6,278	52,340	(46,062)	7,186	61,029	(53,843)
Fidelity® VIP High Income Portfolio - Service Class 2	8,103	7,056	1,047	8,682	9,369	(687)
Fidelity® VIP Index 500 Portfolio - Initial Class	9,795	38,745	(28,950)	6,361	47,592	(41,231)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	7,648	9,490	(1,842)	4,834	14,889	(10,055)
Fidelity® VIP Overseas Portfolio - Initial Class	6,286	15,602	(9,316)	5,364	20,748	(15,384)

25

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2020			2019
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	5,306	6,166	(860)	4,240	8,685	(4,445)
Franklin Mutual Shares VIP Fund - Class 2	18,377	9,152	9,225	6,181	9,603	(3,422)
Franklin Small Cap Value VIP Fund - Class 2	4,239	6,930	(2,691)	1,941	5,470	(3,529)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,868	9,935	(7,067)	3,245	8,603	(5,358)
Franklin U.S. Government Securities VIP Fund - Class 2	11,048	28,321	(17,273)	16,376	19,637	(3,261)
Templeton Growth VIP Fund - Class 2	2,966	6,152	(3,186)	4,169	3,942	227

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	11,448	6,157	5,291	3,049	6,474	(3,425)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	2,654	4,665	(2,011)	2,778	5,093	(2,315)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	8,239	18,210	(9,971)	4,451	17,888	(13,437)
T. Rowe Price Mid-Cap Growth Portfolio	1,549	13,882	(12,333)	2,836	16,116	(13,280)
T. Rowe Price Moderate Allocation Portfolio	4,682	16,075	(11,393)	5,459	21,157	(15,698)
T. Rowe Price New America Growth Portfolio	2,732	18,667	(15,935)	4,377	17,589	(13,212)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	20,021	14,819	5,202	21,043	23,311	(2,268)

Product D:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	153	249	(96)	388	120	268
Calvert VP NASDAQ-100 Index Portfolio	446	422	24	193	250	(57)
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	254	191	63	366	1,183	(817)
Calvert VP S&P MidCap 400 Index Portfolio - Class F	5,377	3,152	2,225	2,089	3,639	(1,550)

Columbia Variable Products, Inc.:
Columbia VP Overseas Core Fund - Class 1	86	30	56	101	117	(16)
Columbia VP Select Mid Cap Value Fund - Class 1	232	168	64	230	228	2
Columbia VP Small Cap Value Fund - Class 2	6,818	2,313	4,505	2,647	2,465	182
Columbia VP Small Company Growth Fund - Class 2	32	38	(6)	23	80	(57)

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	68	56	12	64	73	(9)

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	178	172	6	228	225	3

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	587	296	291	669	442	227
Federated Hermes Managed Volatility Fund II - Primary Shares	1,236	877	359	1,359	1,036	323
Federated Hermes Quality Bond Fund II - Primary Shares	5,354	12,274	(6,920)	4,713	10,835	(6,122)

26

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2020			2019
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,479	7,537	(5,058)	2,670	8,221	(5,551)
Fidelity® VIP Growth Portfolio - Service Class 2	1,580	6,425	(4,845)	1,881	5,510	(3,629)
Fidelity® VIP High Income Portfolio - Service Class 2	1,882	2,338	(456)	1,508	3,674	(2,166)
Fidelity® VIP Index 500 Portfolio - Service Class 2	541	402	139	871	1,288	(417)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	3,762	1,922	1,840	2,218	3,656	(1,438)
Fidelity® VIP Real Estate Portfolio - Service Class 2	3,052	1,712	1,340	1,046	3,388	(2,342)

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	14,208	7,105	7,103	4,097	7,920	(3,823)
Franklin Small Cap Value VIP Fund - Class 2	200	122	78	230	153	77
Franklin U.S. Government Securities VIP Fund - Class 2	5,003	12,105	(7,102)	4,526	9,603	(5,077)
Templeton Global Bond VIP Fund - Class 2	2,421	2,496	(75)	1,744	3,249	(1,505)

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	188	158	30	176	189	(13)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	1,915	877	1,038	1,083	2,323	(1,240)
T. Rowe Price Moderate Allocation Portfolio	113	102	11	134	926	(792)
T. Rowe Price New America Growth Portfolio	118	850	(732)	184	226	(42)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	6,803	8,047	(1,244)	8,245	10,028	(1,783)

27

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2020, 2019, 2018, 2017 and 2016, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Product A, B & C:
American Century VP Capital Appreciation Fund:
2020	47,540	$50.93	$2,421,154	-%	0.90%	41.20%
2019	49,656	36.07	1,791,212	-	0.90	34.34
2018	54,636	26.85	1,466,825	-	0.90	(6.05)
2017	57,735	28.58	1,649,831	-	0.90	20.74
2016	62,549	23.67	1,480,649	-	0.90	2.29
American Century VP Inflation Protection Bond Fund:
2020	8,728	16.15	140,908	1.61	0.90	8.83
2019	8,845	14.84	131,224	2.55	0.90	8.24
2018	9,610	13.71	131,790	3.07	0.90	(3.45)
2017	10,771	14.20	152,983	2.88	0.90	2.97
2016	10,582	13.79	145,917	2.13	0.90	3.76
American Century VP Mid Cap Value Fund:
2020	9,257	31.82	294,574	1.87	0.90	0.32
2019	9,244	31.72	293,270	2.07	0.90	28.01
2018	9,834	24.78	243,741	1.40	0.90	(13.63)
2017	10,890	28.69	312,473	1.61	0.90	10.69
2016	7,656	25.92	198,420	1.71	0.90	21.80
American Century VP Ultra® Fund:
2020	44,462	57.11	2,539,414	-	0.90	48.49
2019	46,377	38.46	1,783,513	-	0.90	33.40
2018	48,543	28.83	1,399,581	0.25	0.90	(0.14)
2017	48,363	28.87	1,396,431	0.37	0.90	31.05
2016	54,065	22.03	1,191,073	0.34	0.90	3.52
American Century VP Value Fund:
2020	100,679	23.86	2,402,167	2.42	0.90	0.08
2019	90,739	23.84	2,163,420	2.12	0.90	25.87
2018	93,456	18.94	1,769,763	1.67	0.90	(9.94)
2017	91,679	21.03	1,928,327	1.66	0.90	7.79
2016	90,955	19.51	1,774,960	1.74	0.90	19.40
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares:
2020	13,712	32.96	451,991	0.89	0.90	22.76
2019	13,997	26.85	375,858	1.24	0.90	32.79
2018	14,054	20.22	284,135	1.57	0.90	(5.47)
2017	16,707	21.39	357,419	0.93	0.90	14.02
2016	16,920	18.76	317,470	1.03	0.90	9.07

28

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2020	103,106	$40.22	$4,146,563	0.79%	0.90%	22.58%
2019	110,441	32.81	3,623,261	1.16	0.90	34.91
2018	119,527	24.32	2,907,152	1.26	0.90	(7.70)
2017	126,183	26.35	3,324,680	1.34	0.90	26.20
2016	128,731	20.88	2,687,447	1.65	0.90	6.97
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2020	32,373	38.07	1,232,370	0.77	0.90	23.52
2019	34,041	30.82	1,049,143	1.07	0.90	27.99
2018	37,048	24.08	892,219	0.80	0.90	(5.57)
2017	37,686	25.50	960,846	0.75	0.90	18.66
2016	38,779	21.49	833,292	1.22	0.90	9.09
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2020	56,393	29.34	1,654,352	0.64	0.90	18.83
2019	57,068	24.69	1,408,986	-	0.90	20.67
2018	59,954	20.46	1,226,441	-	0.90	(19.80)
2017	63,983	25.51	1,632,262	-	0.90	23.59
2016	65,536	20.64	1,352,819	-	0.90	16.02
Calvert VP NASDAQ-100 Index Portfolio:
2020	54,677	99.15	5,421,488	0.47	0.90	46.89
2019	56,556	67.50	3,817,378	0.52	0.90	37.56
2018	60,059	49.07	2,947,266	0.56	0.90	(1.37)
2017	62,741	49.75	3,121,328	0.49	0.90	31.20
2016	64,145	37.92	2,432,552	0.51	0.90	5.63
Calvert VP Russell 2000 Small Cap Index Portfolio:
2020	75,109	44.79	3,363,871	1.09	0.90	18.59
2019	78,237	37.77	2,955,099	0.92	0.90	23.96
2018	82,020	30.47	2,499,129	1.06	0.90	(12.04)
2017	87,713	34.64	3,038,171	0.78	0.90	13.39
2016	90,716	30.55	2,771,792	0.56	0.90	19.85
Calvert VP S&P MidCap 400 Index Portfolio:
2020	80,681	51.34	4,142,534	1.24	0.90	12.29
2019	84,372	45.72	3,857,247	1.16	0.90	24.71
2018	87,611	36.66	3,211,640	1.15	0.90	(12.13)
2017	93,045	41.72	3,881,826	0.72	0.90	14.87
2016	96,389	36.32	3,500,733	0.44	0.90	19.20
Federated Hermes Government Money Fund II - Service Shares:
2020	198,051	9.50	1,882,103	0.09	0.90	(0.73)
2019	73,899	9.57	707,158	1.63	0.90	0.74
2018	77,563	9.50	736,801	1.24	0.90	0.32
2017	81,634	9.47	772,828	0.29	0.90	(0.53)
2016	112,150	9.52	1,067,913	-	0.90	(0.94)

29

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Hermes Managed Volatility Fund II - Primary Shares:
2020	4,956,180	$17.24	$85,433,447	2.57%	0.90%	0.06%
2019	5,257,062	17.23	90,593,997	2.09	0.90	19.16
2018	5,647,565	14.46	81,676,310	1.93	0.90	(9.28)
2017	2,515,322	15.94	40,092,527	3.91	0.90	17.03
2016	2,701,646	13.62	36,784,464	4.88	0.90	6.74
Federated Hermes Quality Bond Fund II - Primary Shares:
2020	1,463,916	13.21	19,345,487	2.75	0.90	7.14
2019	1,552,762	12.33	19,149,949	2.94	0.90	8.44
2018	1,638,802	11.37	18,633,177	3.08	0.90	(1.47)
2017	1,726,078	11.54	19,921,165	3.25	0.90	3.13
2016	1,807,372	11.19	20,229,954	3.62	0.90	2.85
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2020	603,249	52.01	31,377,506	0.25	0.90	29.38
2019	646,788	40.20	25,998,669	0.46	0.90	30.43
2018	684,758	30.82	21,106,578	0.70	0.90	(7.22)
2017	722,836	33.22	24,013,427	1.00	0.90	20.80
2016	765,761	27.50	21,059,049	0.81	0.90	7.05
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2020	267,892	28.33	7,589,893	2.13	0.90	6.87
2019	279,898	26.51	7,419,357	3.56	0.90	28.94
2018	294,849	20.56	6,063,546	0.35	0.90	(9.82)
2017	313,604	22.80	7,150,005	1.28	0.90	15.85
2016	330,388	19.68	6,501,345	1.72	0.90	15.09
Fidelity® VIP Growth Portfolio - Initial Class:
2020	841,078	43.00	36,164,253	0.07	0.90	42.62
2019	887,140	30.15	26,748,198	0.26	0.90	33.11
2018	940,983	22.65	21,312,877	0.24	0.90	(1.05)
2017	1,024,859	22.89	23,462,104	0.22	0.90	33.94
2016	1,087,277	17.09	18,582,883	0.04	0.90	(0.12)
Fidelity® VIP High Income Portfolio - Service Class 2:
2020	126,719	29.88	3,786,128	5.05	0.90	1.53
2019	125,672	29.43	3,699,078	5.19	0.90	13.72
2018	126,359	25.88	3,269,832	5.63	0.90	(4.47)
2017	124,456	27.09	3,372,077	5.29	0.90	5.94
2016	123,325	25.57	3,153,330	5.30	0.90	13.14
Fidelity® VIP Index 500 Portfolio - Initial Class:
2020	659,238	33.79	22,275,142	1.76	0.90	17.20
2019	688,188	28.83	19,843,776	1.96	0.90	30.16
2018	729,419	22.15	16,156,229	1.83	0.90	(5.34)
2017	780,177	23.40	18,257,103	1.80	0.90	20.62
2016	820,935	19.40	15,924,352	1.47	0.90	10.86

30

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2020	132,592	$55.36	$7,340,277	0.40%	0.90%	16.82%
2019	134,434	47.39	6,371,076	0.67	0.90	22.08
2018	144,489	38.82	5,609,235	0.40	0.90	(15.55)
2017	151,247	45.97	6,952,149	0.49	0.90	19.50
2016	157,165	38.47	6,046,665	0.32	0.90	10.93
Fidelity® VIP Overseas Portfolio - Initial Class:
2020	196,515	23.15	4,549,510	0.45	0.90	14.55
2019	205,831	20.21	4,158,836	1.71	0.90	26.63
2018	221,215	15.96	3,529,736	1.54	0.90	(15.56)
2017	235,622	18.90	4,453,173	1.43	0.90	29.10
2016	243,852	14.64	3,568,807	1.44	0.90	(5.85)
Franklin Global Real Estate VIP Fund - Class 2:
2020	103,202	22.20	2,290,577	3.25	0.90	(6.25)
2019	104,062	23.67	2,463,199	2.62	0.90	21.26
2018	108,507	19.52	2,117,609	2.63	0.90	(7.58)
2017	116,234	21.12	2,455,253	3.08	0.90	9.49
2016	119,424	19.29	2,303,908	1.22	0.90	(0.36)
Franklin Mutual Shares VIP Fund - Class 2:
2020	131,551	25.74	3,386,725	2.94	0.90	(5.92)
2019	122,326	27.36	3,346,425	1.84	0.90	21.49
2018	125,748	22.52	2,831,752	2.46	0.90	(9.88)
2017	125,022	24.99	3,124,239	2.24	0.90	7.39
2016	128,600	23.27	2,992,579	2.03	0.90	15.03
Franklin Small Cap Value VIP Fund - Class 2:
2020	57,688	51.14	2,949,896	1.50	0.90	4.24
2019	60,379	49.05	2,961,668	1.05	0.90	25.22
2018	63,908	39.17	2,503,337	0.88	0.90	(13.67)
2017	66,971	45.37	3,038,481	0.51	0.90	9.67
2016	71,648	41.37	2,963,910	0.82	0.90	29.04
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2020	78,645	50.84	3,998,205	-	0.90	53.69
2019	85,712	33.08	2,834,958	-	0.90	30.29
2018	91,070	25.39	2,312,273	-	0.90	(6.21)
2017	95,035	27.07	2,573,032	-	0.90	20.31
2016	97,838	22.50	2,201,385	-	0.90	3.26
Franklin U.S. Government Securities VIP Fund - Class 2:
2020	255,147	15.76	4,022,179	3.43	0.90	2.87
2019	272,420	15.32	4,173,338	2.88	0.90	4.29
2018	275,681	14.69	4,049,486	2.76	0.90	(0.54)
2017	268,841	14.77	3,971,331	2.65	0.90	0.41
2016	265,834	14.71	3,909,786	2.49	0.90	(0.20)

31

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Templeton Growth VIP Fund - Class 2:
2020	57,785	$23.16	$1,338,556	2.95%	0.90%	4.84%
2019	60,971	22.09	1,346,985	2.78	0.90	14.10
2018	60,744	19.36	1,175,820	1.98	0.90	(15.61)
2017	64,220	22.94	1,473,178	1.63	0.90	17.46
2016	66,083	19.53	1,290,638	2.05	0.90	8.62
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1:
2020	100,748	51.63	5,201,670	1.49	0.90	(0.52)
2019	95,457	51.90	4,954,621	1.60	0.90	25.64
2018	98,882	41.31	4,085,181	0.97	0.90	(12.65)
2017	101,809	47.29	4,814,154	0.79	0.90	12.76
2016	103,711	41.94	4,349,161	0.86	0.90	13.69
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1:
2020	44,522	43.79	1,949,656	0.95	0.90	12.66
2019	46,533	38.87	1,808,601	0.41	0.90	23.48
2018	48,848	31.48	1,537,677	0.38	0.90	(12.73)
2017	51,506	36.07	1,857,756	0.32	0.90	14.22
2016	54,786	31.58	1,730,180	0.53	0.90	19.17
T. Rowe Price Equity Income Portfolio:
2020	204,802	31.17	6,383,964	2.34	0.90	0.29
2019	214,773	31.08	6,676,226	2.32	0.90	25.27
2018	228,210	24.81	5,662,692	2.00	0.90	(10.34)
2017	242,350	27.67	6,705,214	1.75	0.90	15.00
2016	256,230	24.06	6,164,804	2.33	0.90	18.11
T. Rowe Price Mid-Cap Growth Portfolio:
2020	217,616	84.37	18,360,738	-	0.90	22.70
2019	229,949	68.76	15,812,248	0.14	0.90	30.10
2018	243,229	52.85	12,853,564	-	0.90	(2.90)
2017	256,189	54.43	13,944,151	-	0.90	23.68
2016	275,888	44.01	12,141,798	-	0.90	5.31
T. Rowe Price Moderate Allocation Portfolio:
2020	292,552	35.61	10,416,705	1.38	0.90	13.52
2019	303,945	31.37	9,533,787	1.96	0.90	18.74
2018	319,643	26.42	8,444,129	1.78	0.90	(5.91)
2017	346,480	28.08	9,730,012	1.52	0.90	16.37
2016	366,944	24.13	8,854,917	1.66	0.90	5.51
T. Rowe Price New America Growth Portfolio:
2020	227,101	52.21	11,856,796	-	0.90	43.08
2019	243,036	36.49	8,868,113	0.41	0.90	33.71
2018	256,248	27.29	6,991,810	0.16	0.90	0.26
2017	268,501	27.22	7,307,685	0.10	0.90	33.24
2016	284,691	20.43	5,815,021	0.04	0.90	0.44

32

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2020	313,452	$21.38	$6,701,270	0.60%	0.90%	13.42%
2019	308,250	18.85	5,810,029	2.45	0.90	26.68
2018	310,518	14.88	4,621,746	1.34	0.90	(15.02)
2017	319,346	17.51	5,590,373	1.12	0.90	26.79
2016	327,132	13.81	4,517,892	1.07	0.90	1.25

Product D:
Calvert VP EAFE International Index Portfolio - Class F:
2020	2,055	$14.92	$30,660	3.32%	-%	7.57%
2019	2,151	13.87	29,844	2.69	-	21.03
2018	1,883	11.46	21,592	3.30	-	(13.83)
2017	1,810	13.30	24,072	2.56	-	24.42
2016	1,973	10.69	21,087	2.96	-	0.28
Calvert VP NASDAQ-100 Index Portfolio:
2020	3,567	76.32	272,256	0.48	-	48.22
2019	3,543	51.49	182,424	0.52	-	38.79
2018	3,600	37.10	133,565	0.56	-	(0.46)
2017	3,643	37.27	135,779	0.50	-	32.35
2016	3,569	28.16	100,513	0.53	-	6.59
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F:
2020	3,454	29.76	102,793	1.10	-	19.37
2019	3,391	24.93	84,523	0.89	-	24.84
2018	4,208	19.97	84,042	1.08	-	(11.48)
2017	4,143	22.56	93,442	0.75	-	14.11
2016	4,341	19.77	85,816	0.41	-	20.62
Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2020	30,790	32.72	1,007,588	1.28	-	13.06
2019	28,565	28.94	826,545	1.15	-	25.61
2018	30,115	23.04	694,003	1.14	-	(11.59)
2017	31,899	26.06	831,278	0.99	-	15.62
2016	2,802	22.54	63,146	0.58	-	19.96
Columbia VP Overseas Core Fund - Class 1:
2020	640	17.12	10,964	1.70	-	9.11
2019	584	15.69	9,162	2.14	-	25.52
2018	600	12.50	7,504	2.76	-	(16.67)
2017	569	15.00	8,530	2.01	-	27.55
2016	714	11.76	8,396	1.60	-	(6.00)
Columbia VP Select Mid Cap Value Fund - Class 1:
2020	2,784	27.33	76,088	-	-	7.47
2019	2,720	25.43	69,177	-	-	31.63
2018	2,718	19.32	52,509	-	-	(13.29)
2017	2,728	22.28	60,781	-	-	13.56
2016	2,625	19.62	51,519	-	-	14.14

33

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Columbia VP Small Cap Value Fund - Class 2:
2020	23,189	$25.66	$595,134	0.36%	-%	8.59%
2019	18,684	23.63	441,589	0.27	-	20.93
2018	18,502	19.54	361,445	0.17	-	(18.14)
2017	19,922	23.87	475,577	0.32	-	13.99
2016	22,701	20.94	475,446	0.39	-	32.70
Columbia VP Small Company Growth Fund - Class 2:
2020	334	52.58	17,561	-	-	70.66
2019	340	30.81	10,481	-	-	40.43
2018	397	21.94	8,713	-	-	(2.01)
2017	462	22.39	10,354	-	-	28.83
2016	805	17.38	13,983	-	-	12.56
DWS Global Small Cap VIP - Class A:
2020	609	21.49	13,091	0.79	-	17.37
2019	597	18.31	10,935	-	-	21.26
2018	606	15.10	9,147	0.28	-	(20.53)
2017	643	19.00	12,206	-	-	20.03
2016	1,096	15.83	17,354	0.37	-	1.60
DWS International Growth VIP - Class A:
2020	1,762	21.23	37,398	1.42	-	22.72
2019	1,756	17.30	30,391	1.29	-	31.16
2018	1,753	13.19	23,110	0.97	-	(16.68)
2017	1,776	15.83	28,114	0.37	-	25.54
2016	1,972	12.61	24,870	0.85	-	3.70
Federated Hermes Government Money Fund II - Service Shares:
2020	6,020	10.35	62,282	0.20	-	0.29
2019	5,729	10.32	59,154	1.63	-	1.57
2018	5,502	10.16	55,889	1.24	-	1.30
2017	5,648	10.03	56,668	0.37	-	0.30
2016	2,998	10.00	29,983	-	-	-
Federated Hermes Managed Volatility Fund II - Primary Shares:
2020	12,010	18.76	225,304	2.50	-	0.91
2019	11,651	18.59	216,547	2.01	-	20.25
2018	11,328	15.46	175,112	2.63	-	(8.47)
2017	8,938	16.89	150,979	3.80	-	18.11
2016	8,836	14.30	126,365	4.92	-	7.68
Federated Hermes Quality Bond Fund II - Primary Shares:
2020	61,946	14.38	891,030	2.86	-	8.12
2019	68,866	13.30	916,180	3.01	-	9.38
2018	74,988	12.16	911,547	2.98	-	(0.57)
2017	73,365	12.23	897,140	3.13	-	4.09
2016	75,033	11.75	881,939	3.56	-	3.80

34

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2020	39,968	$38.44	$1,536,232	0.08%	-%	30.26%
2019	45,026	29.51	1,328,876	0.21	-	31.27
2018	50,577	22.48	1,137,107	0.44	-	(6.64)
2017	53,255	24.08	1,282,464	0.78	-	21.55
2016	57,497	19.81	1,138,780	0.65	-	7.78
Fidelity® VIP Growth Portfolio - Service Class 2:
2020	23,062	48.27	1,113,305	0.04	-	43.53
2019	27,907	33.63	938,487	0.06	-	33.98
2018	31,536	25.10	791,590	0.04	-	(0.44)
2017	36,939	25.21	931,229	0.09	-	34.81
2016	41,644	18.70	778,734	-	-	0.54
Fidelity® VIP High Income Portfolio - Service Class 2:
2020	22,178	20.60	456,930	5.05	-	2.39
2019	22,634	20.12	455,291	5.10	-	14.77
2018	24,800	17.53	434,662	5.60	-	(3.63)
2017	24,654	18.19	448,369	5.16	-	6.94
2016	26,178	17.01	445,292	5.53	-	14.16
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2020	6,321	36.86	232,973	1.58	-	17.95
2019	6,182	31.25	193,159	1.83	-	31.03
2018	6,599	23.85	157,376	1.57	-	(4.71)
2017	6,562	25.03	164,269	1.57	-	21.39
2016	6,885	20.62	141,978	1.45	-	11.58
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2020	25,396	28.54	724,733	0.41	-	17.89
2019	23,556	24.21	570,337	0.68	-	23.14
2018	24,994	19.66	491,292	0.40	-	(14.74)
2017	26,418	23.06	609,291	0.49	-	20.54
2016	29,172	19.13	558,175	0.33	-	11.87
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2020	19,220	22.29	428,385	1.98	-	(6.78)
2019	17,880	23.91	427,537	1.48	-	22.93
2018	20,222	19.45	393,277	2.65	-	(6.45)
2017	19,547	20.79	406,383	1.60	-	3.79
2016	18,081	20.03	362,250	1.25	-	5.42
Franklin Mutual Shares VIP Fund - Class 2:
2020	65,642	20.10	1,319,505	2.99	-	(5.05)
2019	58,539	21.17	1,239,223	1.81	-	22.58
2018	62,362	17.27	1,077,033	2.45	-	(9.06)
2017	61,800	18.99	1,173,750	2.17	-	8.33
2016	67,066	17.53	1,175,632	2.05	-	16.09

35

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin Small Cap Value VIP Fund - Class 2:
2020	3,683	$27.94	$102,919	1.48%	-%	5.20%
2019	3,605	26.56	95,764	1.05	-	26.36
2018	3,528	21.02	74,175	0.88	-	(12.89)
2017	3,474	24.13	83,827	0.54	-	10.64
2016	2,893	21.81	63,091	0.80	-	30.21
Franklin U.S. Government Securities VIP Fund - Class 2:
2020	55,938	14.12	789,889	3.34	-	3.82
2019	63,040	13.60	857,333	2.85	-	5.26
2018	68,117	12.92	880,338	2.79	-	0.31
2017	65,929	12.88	849,196	2.83	-	1.34
2016	65,285	12.71	829,788	2.47	-	0.63
Templeton Global Bond VIP Fund - Class 2:
2020	24,697	16.33	403,201	8.52	-	(5.28)
2019	24,772	17.24	426,974	7.03	-	2.01
2018	26,277	16.90	443,969	-	-	1.99
2017	25,585	16.57	424,064	-	-	1.91
2016	26,251	16.26	426,871	-	-	2.91
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2:
2020	2,495	32.78	81,798	0.64	-	13.35
2019	2,465	28.92	71,286	0.18	-	24.23
2018	2,478	23.28	57,684	0.07	-	(12.18)
2017	2,537	26.51	67,265	0.12	-	14.91
2016	2,767	23.07	63,812	0.18	-	19.91
T. Rowe Price Equity Income Portfolio:
2020	19,480	26.10	508,322	2.38	-	1.20
2019	18,442	25.79	475,615	2.31	-	26.42
2018	19,682	20.40	401,592	2.03	-	(9.53)
2017	19,545	22.55	440,654	1.77	-	16.06
2016	18,909	19.43	367,446	2.36	-	19.13
T. Rowe Price Moderate Allocation Portfolio:
2020	1,945	26.46	51,478	1.39	-	14.55
2019	1,934	23.10	44,675	1.91	-	19.75
2018	2,726	19.29	52,579	1.82	-	(5.07)
2017	2,580	20.32	52,414	1.53	-	17.46
2016	2,599	17.30	44,972	1.68	-	6.40
T. Rowe Price New America Growth Portfolio:
2020	3,107	60.12	186,759	-	-	44.38
2019	3,839	41.64	159,848	0.42	-	34.93
2018	3,881	30.86	119,780	0.19	-	1.15
2017	3,154	30.51	96,209	0.11	-	34.46
2016	3,643	22.69	82,675	0.04	-	1.29

36

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2020	76,343	$19.86	$1,515,818.00	0.60%	-%	14.47%
2019	77,587	17.35	1,346,022	2.45	-	27.76
2018	79,370	13.58	1,077,669	1.32	-	(14.21)
2017	85,076	15.83	1,346,372	1.12	-	27.87
2016	90,574	12.38	1,120,860	1.11	-	2.15

37

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(A)       These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)       These ratios represent the annualized policy expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)       These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

38

Report of Independent Auditors

The Board of Directors and Stockholder

Farm Bureau Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated financial statements of Farm Bureau Life Insurance Company (the Company) which comprise the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2020, and the related notes and financial statement schedules (collectively referred to as the “consolidated financial statements”).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2020 and 2019, and the consolidated results of their operations and their cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP

Des Moines, Iowa

April 30, 2021

3

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	December 31,
	2020	2019
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2020 - $7,164,397;2019 - $6,997,947) and allowance for credit losses (2020 - $4,882, 2019 - $0)	$8,264,648	$7,680,145
Equity securities at fair value (cost: 2020 - $77,327; 2019 - $88,682)	81,771	93,098
Mortgage loans, net of allowance for credit losses (2020 - $1,553, 2019 - $0)	994,705	1,012,505
Real estate	955	955
Policy loans	195,666	201,589
Short-term investments	46,724	1,249
Other investments, net of allowance for credit losses (2020 - $929, 2019 - $0)	58,258	62,680
Total investments	9,642,727	9,052,221

Cash and cash equivalents	315	521
Securities and indebtedness of related parties	88,445	74,791
Accrued investment income	70,274	72,319
Reinsurance recoverable	115,168	107,498
Deferred acquisition costs	167,687	280,397
Value of insurance in force acquired	2,304	2,624
Current income taxes recoverable	16,721	6,507
Other assets	90,403	107,499
Assets held in separate accounts	674,182	645,881
Total assets	$10,868,226	$10,350,258

4

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS (Continued)

(Dollars in thousands)

	December 31,
	2020	2019
Liabilities and stockholder’s equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,725,725	$5,548,212
Traditional life insurance and accident and health products	1,890,547	1,845,337
Other policy claims and benefits	56,922	46,324
Supplementary contracts without life contingencies	274,469	296,915
Advance premiums and other deposits	271,082	253,458
Amounts payable to affiliates	1,601	1,206
Deferred income taxes	210,688	152,401
Other liabilities	50,215	58,875
Liabilities related to separate accounts	674,182	645,881
Total liabilities	9,155,431	8,848,609

Stockholder’s equity:
Preferred stock, 7½% cumulative, par value $50.00 per share - authorized 6,000 shares, none issued and outstanding	—	—
Common stock, par value $50.00 per share - authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	171,195	171,195
Accumulated other comprehensive income	594,379	360,949
Retained earnings	944,721	967,005
Total stockholder’s equity	1,712,795	1,501,649
Total liabilities and stockholder’s equity	$10,868,226	$10,350,258

See accompanying notes.

5

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

	Year ended December 31,
	2020	2019	2018
Revenues:
Interest sensitive product charges	$132,479	$127,070	$122,746
Traditional life insurance premiums	198,749	197,863	198,312
Net investment income	391,065	417,825	388,206
Net realized capital gains (losses)	(12,376)	7,939	(6,682)
Change in allowance for credit losses on investments	(4,199)	—	—
Other-than-temporary impairment losses	—	(919)	(5,072)
Non-credit portion in other comprehensive income/loss	—	—	74
Other income	2,276	2,057	3,092
Total revenues	707,994	751,835	700,676

Benefits and expenses:
Interest sensitive product benefits	282,201	276,473	253,753
Traditional life insurance benefits	186,441	174,654	175,209
Policyholder dividends	7,538	10,053	10,130
Underwriting, acquisition and insurance expenses	149,246	146,128	158,554
Other expenses	396	325	329
Total benefits and expenses	625,822	607,633	597,975
	82,172	144,202	102,701
Income tax expense	(9,177)	(20,509)	(12,388)
Equity income, net of related income taxes	5,906	3,456	4,439
Net income	$78,901	$127,149	$94,752

See accompanying notes.

6

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Dollars in thousands)

	Year ended December 31,
	2020	2019	2018
Net income	$78,901	$127,149	$94,752
Other comprehensive income (loss) (1)
Change in net unrealized investment gains/losses	233,470	265,302	(189,643)
Non-credit impairment losses	—	—	(58)
Change in underfunded status of postretirement benefit plans	(40)	(22)	(6)
Total other comprehensive income (loss), net of tax	233,430	265,280	(189,707)
Total comprehensive income (loss)	$312,331	$392,429	$(94,955)

(1)  Other comprehensive income (loss) is recorded net of deferred income taxes and other adjustments for assumed changes in deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities.

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Dollars in thousands)

	Common Stock	Additional Paid- In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Stockholder’s Equity
Balance at January 1, 2018	$2,500	$171,195	$290,424	$914,660	$1,378,779
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities			(5,048)	5,048	—
Net income	—	—	—	94,752	94,752
Other comprehensive loss	—	—	(189,707)	—	(189,707)
Dividends to parent	—	—	—	(87,500)	(87,500)
Balance at December 31, 2018	2,500	171,195	95,669	926,960	1,196,324
Cumulative effect of change in accounting principle related to leases	—	—	—	396	396
Net income	—	—	—	127,149	127,149
Other comprehensive income	—	—	265,280	—	265,280
Dividends to parent	—	—	—	(87,500)	(87,500)
Balance at December 31, 2019	2,500	171,195	360,949	967,005	1,501,649
Cumulative effect of change in accounting principle related to current expected credit loss	—	—	—	(2,685)	(2,685)
Net income	—	—	—	78,901	78,901
Other comprehensive income	—	—	233,430	—	233,430
Dividends to parent	—	—	—	(98,500)	(98,500)
Balance at December 31, 2020	$2,500	$171,195	$594,379	$944,721	$1,712,795

See accompanying notes.

7

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year ended December 31,
	2020	2019	2018
Operating activities
Net income	$78,901	$127,149	$94,752
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited to account balances	170,251	161,893	164,623
Charges for mortality, surrenders and administration	(132,568)	(126,165)	(120,944)
Net realized (gains) losses on investments	16,575	(7,020)	11,680
Change in fair value of derivatives	(577)	(2,232)	7,162
Increase in liabilities for life insurance and other future policy benefits	74,741	66,503	77,786
Deferral of acquisition costs	(37,126)	(45,578)	(47,771)
Amortization of deferred acquisition costs and value of insurance in force	33,281	25,155	36,421
Change in reinsurance recoverable	(6,557)	(2,415)	4,081
Provision for deferred income taxes	(3,050)	6,080	(5,901)
Other	31,868	2,453	9,759
Net cash provided by operating activities	225,739	205,823	231,648

Investing activities
Sales, maturities or repayments:
Fixed maturities - available for sale	567,996	661,427	585,465
Equity securities	9,484	15,397	7,039
Mortgage loans	120,269	102,132	69,208
Derivative instruments	20,275	15,659	16,754
Policy loans	38,954	36,441	36,720
Securities and indebtedness of related parties	10,316	8,814	8,359
Other investments	5,796	6,147	6,831
Real estate	—	641	—
Acquisitions:
Fixed maturities - available for sale	(734,636)	(815,762)	(705,250)
Equity securities	(2,133)	(15,791)	(3,301)
Mortgage loans	(104,245)	(71,202)	(139,836)
Derivative instruments	(4,069)	(19,886)	(14,425)
Policy loans	(33,031)	(40,664)	(42,688)
Securities and indebtedness of related parties	(25,472)	(21,084)	(21,146)
Other investments	(9,670)	(7,649)	(7,891)
Short-term investments, net change	(45,475)	1,546	3,115
Purchases and disposals of property and equipment, net	(2,211)	(4,712)	(3,853)
Net cash used in investing activities	(187,852)	(148,546)	(204,899)

8

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

(Dollars in thousands)

	Year ended December 31,
	2020	2019	2018
Financing activities
Contract holder account deposits	$630,473	$606,917	$668,372
Contract holder account withdrawals	(570,066)	(577,238)	(631,181)
Proceeds from the issuance of short-term debt	10,000	55,000	27,000
Repayments of short-term debt	(10,000)	(55,000)	(27,000)
Dividends paid to parent	(98,500)	(87,500)	(87,500)
Net cash provided by (used in) financing activities	(38,093)	(57,821)	(50,309)
Increase (decrease) in cash and cash equivalents	(206)	(544)	(23,560)
Cash and cash equivalents at beginning of year	521	1,065	24,625
Cash and cash equivalents at end of year	$315	$521	$1,065

Supplemental disclosures of cash flow information
Cash paid for income taxes during the year	11,359	4,220	4,691

See accompanying notes.

9

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020

1.    Significant Accounting Policies

Nature of Business

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. FBL Financial Group, Inc. (our parent) is a majority-owned subsidiary of the Iowa Farm Bureau Federation (IFBF). We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force under the consumer brand name Farm Bureau Financial Services. Our wholly-owned subsidiary, Greenfields Life Insurance Company (Greenfields), offers life and annuity products in the state of Colorado.

Consolidation

Our consolidated financial statements include the financial statements of the Company and its subsidiary. All significant intercompany transactions have been eliminated.

Adoption of New Accounting Pronouncements

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Standards adopted:

Financial instruments - recognition and measurement

In January 2016, the FASB issued guidance that amended certain aspects of the recognition and measurement of financial instruments. The new guidance primarily affected the accounting for equity securities, which are now carried at fair value with valuation changes recognized in the statement of operations rather than as other comprehensive income under the prior guidance. The presentation and disclosure requirements for financial instruments and the methodology for assessing the need for a valuation allowance on deferred tax assets resulting from unrealized losses on available-for-sale fixed maturity securities were also revised under the new guidance.

January 1, 2018

Upon adoption using the modified retrospective approach, we reclassified

$5.0 million of net unrealized investment gains, net of adjustments to deferred acquisition costs, interest sensitive policy reserves and income taxes, on our equity securities from AOCI to retained earnings as a cumulative effect adjustment.

Leases

In February 2016, the FASB issued guidance amending the accounting for leases, which, for most lessees, resulted in a gross-up of the balance sheet. Under the new standard, lessees recognize the leased assets on the balance sheet and a corresponding liability for the present value of lease payments over the lease term. The new standard requires the application of judgment and estimates. The standard allowed accounting policy elections to be made both at transition and for the accounting post-transition, including whether to adopt a short- term lease recognition exemption.

January 1, 2019

Upon adoption using the modified retrospective approach, a cumulative effect adjustment of $0.4 million was recorded to retained earnings, representing the elimination of a deferred gain on a sale-leaseback transaction. We have no direct leases.

10

December 31, 2020

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters

Financial Instruments - credit impairment

In June 2016, the FASB issued guidance amending the accounting for the credit impairment of certain financial instruments. Under the new guidance, credit losses are required to be estimated using an expected loss model under which an allowance for credit losses is established and reflected as a charge to earnings. The allowance is based on the probability of loss over the life of the instrument, considering historical, current and forecast information. The new guidance differs significantly from the incurred loss model used historically and results in the earlier recognition of credit losses. Since changes in the allowance are reflected in earnings, the new guidance may increase the volatility of earnings as the assumptions used in estimating the allowance are revised. Our available-for-sale fixed maturities will continue to apply the incurred loss model; however, such losses are in the form of an allowance for credit losses rather than an adjustment to the cost basis of the security.

Improvements in credit loss estimates on fixed maturity available-for-sale securities are immediately recognized through earnings by reducing the allowance.

January 1, 2020

Upon adoption using the modified retrospective approach, a cumulative effect adjustment of $2.7 million after offsets was recorded to retained earnings. The cumulative effect adjustment arose from the establishment of an allowance for credit losses on our mortgage loan investments totaling $3.1 million and reinsurance recoverable totaling $0.9 million, before offsets. See the discussion that follows for further information. Due to allowances being released during the year, application of this guidance resulted in an increase to net income of $2.2 million during the year ended December 31, 2020. Prior periods were not restated.

Standards not yet adopted:

Targeted improvements: long-duration contracts

In August 2018, the FASB issued guidance that will change the accounting for long-duration insurance contracts. The new guidance impacts several facets of the accounting for such contracts including the accounting for future policy benefits associated with traditional nonparticipating and limited payment insurance contracts as well as for guaranteed minimum benefits and the amortization model used for deferred acquisition costs. Disclosures as well as presentation of financial results will also change under the new guidance.

January 1, 2023

We are currently evaluating the impact of this guidance on our consolidated financial statements, but expect the impact to the timing of profit emergence for the impacted insurance contracts to be significant. Adoption of certain portions of the guidance may be applied on a modified retrospective basis and others on a full retrospective basis.

Investments

Fixed Maturities

Fixed maturities are comprised of bonds and redeemable preferred stock and are designated as “available for sale”(AFS). AFS securities, with the exception of interest-only bonds, are reported at fair value and unrealized gains and losses on these securities are included directly in stockholders’ equity as a component of AOCI. The unrealized gains and losses, included in AOCI, are reduced by a provision for deferred income taxes and adjustments to deferred acquisition costs, value of insurance in force acquired, unearned revenue reserves and policyholder liabilities that would have been required as a charge or credit to income had such amounts been realized. Interest-only bonds are considered to have an embedded derivative feature; accordingly, unrealized gains and losses relating to these securities are recorded as a component of net investment income in the consolidated statements of operations.

Premiums and discounts for all fixed maturity securities are amortized/accreted into investment income over the life of the security using the effective interest method. Amortization/accrual of premiums and discounts on mortgage- and asset-backed securities incorporates prepayment assumptions to estimate the securities’ expected lives. Subsequent revisions in assumptions are recorded using the retrospective or prospective method. Under the retrospective method used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than “AA” or an equivalent rating by a nationally recognized rating agency at the time of acquisition or that are backed by a U.S. agency), amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of acquisition. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

When the fair value of a fixed maturity security is below its amortized cost it is considered impaired. To the extent we decide to sell the security or are required to sell the security prior to its recovery of fair value, a charge is taken to net realized capital

11

December 31, 2020

losses as reported within the consolidated statements of operations, and the amortized cost basis of the security is adjusted for the loss. Under the accounting guidance we followed prior to January 1, 2020, to the extent we had no plan or requirement to sell an impaired security, but believed the impairment was other-than-temporary (OTTI), we similarly recorded a charge to other-than-temporary impairment losses as reported within the consolidated statements of operations and the amortized cost basis of the security was adjusted for the loss. Prior to January 1, 2020, after an OTTI write down of fixed maturities with a credit-only impairment, the cost basis was not adjusted for subsequent recoveries in fair value. For fixed maturities for which we could reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, was amortized over the remaining life of the security. Amortization in this instance was computed using the prospective method and the current estimate of the amount and timing of future cash flows.

Beginning in 2020, to the extent an unrealized loss is due to a credit event, an increase in allowance for credit loss is recognized within the consolidated statements of operations. While fixed maturities are reported net of the allowance for credit losses in our consolidated balance sheets, the allowance is not considered an adjustment to the amortized cost of the security. Accordingly, the allowance may increase or decrease over the life of the security based on changes in the assumptions used to determine the allowance, with such changes reported as a change in allowance for credit losses on investments within the consolidated statements of operations. Fixed maturity securities are written-off to realized capital losses if we determine that no additional payments of principal or interest will be received. We have elected the policy to exclude accrued interest receivable from our allowance calculation since uncollectible accrued interest will continue to be evaluated for collectability and written off as warranted.

We monitor the financial condition and operations of the issuers of fixed maturities to determine whether an allowance for credit losses is required or, prior to January 1, 2020, that a credit impairment was an OTTI. We review factors such as:

•                   historical operating trends;

•                   business prospects;

•                   status of the industry in which the issuer operates;

•                   analyst ratings on the issuer and sector;

•                   quality of management;

•                   size of the unrealized loss; and

•                   level of current market interest rates compared to market interest rates when the security was purchased.

In order to determine the allowance for credit losses or credit impairment loss for fixed maturities, we estimate the present value of future cash flows that we expect to receive over the remaining life of the instrument which in some instances could equal fair value, as well as review our plans to hold or sell the instrument. Significant assumptions regarding the present value of expected cash flows for each security are used when a credit loss or credit impairment that is OTTI occurs and there is a non-credit portion of the unrealized loss that will not be recognized in earnings. Our assumptions for residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities include collateral pledged, guarantees, vintage, anticipated principal and interest payments, prepayments, default levels, severity assumptions, delinquency rates and the level of nonperforming assets for the remainder of the investments’ expected term. We use a single best estimate of cash flows approach and use the effective yield prior to the date of impairment to calculate the present value of cash flows. Our assumptions for corporate and other fixed maturities include anticipated principal and interest payments and an estimated recovery value, generally based on a percentage return of the current fair value.

Equity Securities

Equity securities, comprised of mutual funds and common and non-redeemable preferred stocks are reported at fair value with changes in fair value included in net realized capital gains (losses) in the consolidated statement of operations.

Mortgage Loans

Mortgage loans are reported at cost adjusted for amortization of premiums, accrual of discounts and net of allowance for credit losses. The allowance for credit losses on our mortgage loan investments is based on an estimate of credit losses that may occur over the life of the loans. Prior to January 1, 2020, the allowance was based on incurred losses of individual loans. In determining the allowance, we segregate our mortgage loans with a similar risk profile based on an internal loan rating. Loss factors based on the potential frequency and severity of credit losses at different points in time of the portfolio life are applied to future cash flows to estimate the allowance for credit losses. In determining the loss factors, we consider the potential severity and likelihood of loss based on our historical loan loss experience along with that of other similar organizations as well as

12

December 31, 2020

economic forecasts. We have elected the policy to exclude accrued interest receivable from our allowance calculation since uncollectible accrued interest will continue to be evaluated for collectability and written off as warranted.

Real Estate

Our real estate is held for investment and consists of land reported at cost net of allowance for losses. The carrying value of these assets is subject to regular review. For properties held for investment, if indicators of impairment are present and a property’s expected undiscounted cash flows are not sufficient to recover the property’s carrying value, an impairment loss is recognized and the property’s cost basis is reduced to fair value. No properties were held for investment with impairment charges as of December 31, 2020 or 2019.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months at the time of acquisition, are reported at cost adjusted for amortization of premiums and accrual of discounts. Other investments include common stock issued by the Federal Home Loan Bank of Des Moines (FHLB) carried at the current redemption value; call options, carried at fair value less collateral received and a promissory note acquired in a sale of a partnership interest carried at the estimated recovery value of the note.

We have embedded derivatives associated with modified coinsurance contracts, which are included within reinsurance recoverable. These instruments are carried at fair value with changes reflected in net investment income. See Note 2 for more information regarding our derivative instruments.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence and those investments for which we use the equity method of accounting. These corporations and partnerships operate predominately in the investment company, real estate, and insurance industries. In applying the equity method, we record our share of income or loss reported by the equity investees. In accounting for these investments, we consistently use the most recent financial information available, which is generally for periods not more than three months prior to the ending date of the period for which we are reporting. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships’ investment portfolios.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that it is probable that we will not collect the income.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification and included in net realized capital gains (losses) on the consolidated statements of operations. Change in allowance for credit losses on fixed maturity securities, mortgage loans and other investments are included in the change in allowance for credit losses on investments in the consolidated statements of operations. Prior to 2020, OTTI impairments were included in the other-than- temporary impairment losses and non-credit portion in other comprehensive income/loss on the consolidated statements of operations.

Fair Values

Fair values of fixed maturities are based on quoted market prices in active markets when available. Fair values of fixed maturities that are not actively traded are estimated using valuation methods that vary by asset class. Fair values of redeemable preferred stocks, equity securities and derivative investments are based on the latest quoted market prices, or for those items not readily marketable, generally at values that are representative of the fair values of comparable issues. Fair values for all securities are reviewed for reasonableness by considering overall market conditions and values for similar securities. See Note 3 for more information on our fair value policies, including assumptions and the amount of securities priced using the valuation models.

13

December 31, 2020

Cash and Cash Equivalents

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable includes the reinsurers’ share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums.

The allowance for credit losses on our reinsurance recoverable is based on an estimate of credit losses that may occur over the life of the underlying ceded insurance business, which differs from the accounting guidance we followed prior to January 1, 2020 which was based on an incurred loss model. We develop loss factors that are applied to the amounts due from each reinsurer, which considers the potential severity and likelihood of loss based on the relative risk profile of each reinsurer, our internal loss history and those of other organizations, along with economic forecasts. We also consider other sources of information regarding individual reinsurers, as applicable, including amounts past-due according to the terms of the reinsurance contracts. Reinsurance recoverable assets are reported in our consolidated balance sheets net of the allowance for credit losses. Amounts deemed to be uncollectible are written off against the allowance. Changes in the allowance are reported within the consolidated statement of operations as “Underwriting, acquisition and insurance expenses.”

For business assumed from other companies, reinsurance recoverable includes premium receivable net of our share of benefits and expenses we owe to the ceding company.

Fair values for the embedded derivatives in our modified coinsurance contracts are based on the difference between the fair value and the cost basis of the underlying investments. See Note 2 for more information regarding derivatives and Note 4 for additional details on our reinsurance agreements.

Deferred Acquisition Costs and Value of Insurance in Force Acquired

Deferred acquisition costs include certain costs of successfully acquiring new insurance business, including commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues, gross margins and gross profits. Also included are premium bonuses and bonus interest credited to contracts during the first contract year only. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value was determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Value of insurance in force acquired is being amortized on a fixed amortization schedule.

For participating traditional life insurance and interest sensitive products, these costs are generally amortized in proportion to expected gross profits from surrender charges and investment, mortality and expense margins. This amortization is periodically adjusted or unlocked when we revise key assumptions used in the calculation of these costs. For nonparticipating traditional life products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing deferred policy acquisition costs, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing deferred policy acquisition costs, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

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December 31, 2020

Other Assets

Other assets include non-guaranteed federal low income housing tax credit (LIHTC) investments. LIHTC investments take the form of limited partnerships or limited liability companies, which in turn invest in a number of low income housing projects. We use the proportional amortization method of accounting for these investments. The proportional amortization method amortizes the cost of the investment over the period in which the investor expects to receive tax credits and other tax benefits, and the resulting amortization is recognized along with the tax benefit as a component of federal income tax expense on our consolidated statements of operations. LIHTC investments had a carrying value of $31.4 million at December 31, 2020 and $42.9 million at December 31, 2019. See variable interest entity discussion in Note 2 for further information.

Other assets also include property and equipment, primarily comprised of capitalized software costs and furniture and equipment, which are reported at cost less allowances for depreciation and amortization. We expense costs incurred in the preliminary stages of developing internal-use software as well as costs incurred post-implementation for maintenance. Capitalization of internal-use software costs occurs after management has authorized the project and it is probable that the software will be used as intended. Amortization of software costs begins after the software has been placed in production. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets, which range from three to twenty years. Property and equipment had a carrying value of $14.1 million at December 31, 2020 and $16.7 million at December 31, 2019, and accumulated depreciation and amortization of $24.8 million at December 31, 2020 and $20.0 million at December 31, 2019. Depreciation and amortization expense for property and equipment was $4.9 million in 2020, $4.5 million in 2019 and $3.3 million in 2018.

Other assets at December 31, 2020 and 2019, also includes goodwill of $9.9 million related to the excess of the amounts paid to acquire companies over the fair value of the net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We evaluate our goodwill balance by comparing the fair value of our reporting units to the carrying value of the goodwill. We conduct a quantitative impairment review at least annually as well as when indicators suggest an impairment may have occurred to determine if indicators of deterioration in the business would suggest its value has declined below the carrying value of goodwill. Such circumstances include changes in the competitive or overall economic environment or other business condition changes that may negatively impact the value of the underlying business. On a periodic basis, as well as in the event circumstances indicate the value of the business may have declined significantly, we will estimate the value of the business using discounted cash flow techniques. We believe this approach better approximates the fair value of our goodwill than a market capitalization approach. A number of significant assumptions and estimates are involved in the application of the discounted cash flow model to forecast operating cash flows, including future premiums, product lapses, investment yields and discount rate. Underlying assumptions are based on historical experience and our best estimates given information available at the time of testing. As a result of this analysis, we have determined our goodwill was not impaired as of December 31, 2020 or 2019.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. We also have additional benefit reserves that are established for annuity or universal life-type contracts that provide benefit guarantees, or for contracts that are expected to produce profits followed by losses. The liabilities are accrued in relation to estimated contract assessments. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for our interest sensitive products ranged from 1.00% to 5.50% in 2020, 2019 and 2018.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.25% to 6.00%. The average rate of assumed gross investment yields used in estimating gross margins was 4.94% in 2020, 5.23% in 2019 and 5.48% in 2018. The liability for future policy benefits for nonparticipating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

15

December 31, 2020

Other Policy Claims and Benefits

We have unearned revenue reserves that reflect the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred acquisition costs.

We have accrued dividends for participating business that are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of our Board of Directors. Participating business accounted for 22% of traditional, universal and variable life insurance premiums collected from policyholders during 2020 (2019 - 25% and 2018 - 28%) and represented 9%of life insurance in force at December 31, 2020 and 2019 and 10% at December 31, 2018.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted tax rates expected to be in effect when the assets or liabilities are recovered or settled. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period. A valuation allowance against deferred income tax assets is established if it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

Separate Accounts

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets are carried at fair value and separate account liabilities represent policy account balances before applicable surrender charges. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance and product guarantees, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest and index amounts credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances during the period. Amortization of deferred acquisition costs is recognized as expense over the estimated life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is recognized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

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December 31, 2020

Underwriting, Acquisition and Insurance Expenses

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Components of underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$22,576	$24,056	$23,489
Amortization of deferred acquisition costs	29,565	22,167	33,187
Amortization of value of insurance in force acquired	2,171	2,141	2,167
Other underwriting, acquisition and insurance expenses, net of deferrals	94,934	97,764	99,711
Total	$149,246	$146,128	$158,554

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2.       Investment Operations

Fixed Maturity Securities

Available-For-Sale Fixed Maturity Securities by Investment Category

	December 31, 2020

	Amortized	Gross Unrealized	Gross Unrealized	Allowance for	Fair
	Cost	Gains (1)	Losses (1)	Credit Losses	Value
	(Dollars in thousands)
Fixed maturities:
Corporate	$3,542,136	$704,586	$(4,242)	$(4,213)	$4,238,267
Residential mortgage-backed	633,608	53,962	(1,424)	—	686,146
Commercial mortgage-backed	991,944	145,549	(1,160)	—	1,136,333
Other asset-backed	733,327	23,380	(4,353)	(669)	751,685
United States Government and agencies	35,174	2,887	(1,809)	—	36,252
States and political subdivisions	1,228,208	188,542	(785)	—	1,415,965
Total fixed maturities	$7,164,397	$1,118,906	$(13,773)	$(4,882)	$8,264,648

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December 31, 2020

Available-For-Sale Fixed Maturity Securities by Investment Category

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains (1)	Gross Unrealized Losses (1)	Fair Value
	(Dollars in thousands)
Fixed maturities:
Corporate	$3,376,432	$418,049	$(15,531)	$3,778,950
Residential mortgage-backed	612,951	42,674	(1,924)	653,701
Commercial mortgage-backed	969,453	77,433	(1,413)	1,045,473
Other asset-backed	693,780	19,421	(2,476)	710,725
United States Government and agencies	12,417	1,711	(5)	14,123
States and political subdivisions	1,332,914	145,125	(866)	1,477,173
Total fixed maturities	$6,997,947	$704,413	$(22,215)	$7,680,145

(1)         Includes $1.7 million and $2.5 million as of December 31, 2020 and December 31, 2019, respectively, of net unrealized gains on impaired fixed maturities related to changes in fair value subsequent to the impairment date, which are included in AOCI.

The amount of accrued interest excluded from the amortized cost basis of fixed maturities and included in accrued investment income on the balance sheet totaled $65.8 million at December 31, 2020. Any fixed maturity delinquent on contractual payments over 90 days past due is placed on non-accrual status. If the fixed maturity is placed on non-accrual status the prior accrued interest income is reversed through net investment income. Interest income received on non-performing fixed maturities is generally recognized on a cash basis. Once fixed maturities are classified as non-accrual, the resumption of the interest accrual would commence only after all past due interest has been collected. There was no interest reversed during the twelve months ended December 31, 2020.

Available-For-Sale Fixed Maturities by Maturity Date

	December 31, 2020
	Amortized Cost	Fair Value
	(Dollars in thousands)
Due in one year or less	$142,285	$145,620
Due after one year through five years	574,155	618,031
Due after five years through ten years	732,772	842,903
Due after ten years	3,356,306	4,083,930
	4,805,518	5,690,484
Mortgage-backed and other asset-backed	2,358,879	2,574,164
Total fixed maturities	$7,164,397	$8,264,648

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Fixed maturities not due at a single maturity date have been included in the above table in the year of final contractual maturity.

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December 31, 2020

Net Unrealized Gains on Investments in Accumulated Other Comprehensive Income

	December 31,
	2020	2019
	(Dollars in thousands)
Net unrealized appreciation on:
Fixed maturities - available for sale	$1,105,132	$682,198
Adjustments for assumed changes in amortization pattern of:
Deferred acquisition costs	(320,489)	(200,227)
Value of insurance in force acquired	(10,647)	(12,498)
Unearned revenue reserve	29,393	18,025
Adjustments for assumed changes in policyholder liabilities	(51,001)	(30,642)
Provision for deferred income taxes (see Note 5)	(158,001)	(95,939)
Net unrealized investment gains	$594,387	$360,917

Net unrealized investment gains exclude the allowance for credit losses.

Fixed Maturity Securities with Unrealized Losses by Length of Time without an Allowance for Credit Losses

	December 31, 2020
	Less than one year		One year or more		Total
Description of Securities	Fair Value	Unrealized Losses (1)	Fair Value	Unrealized Losses (1)	Fair Value	Unrealized Losses (1)	Percent of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$39,363	$(1,716)	$22,677	$(2,526)	$62,040	$(4,242)	30.8%
Residential mortgage-backed	45,059	(520)	16,242	(904)	61,301	(1,424)	10.3
Commercial mortgage-backed	26,829	(1,160)	—	—	26,829	(1,160)	8.4
Other asset-backed	113,439	(1,741)	65,232	(2,612)	178,671	(4,353)	31.6
United States Government and agencies	23,630	(1,809)	—	—	23,630	(1,809)	13.1
States and political subdivisions	12,577	(372)	2,568	(413)	15,145	(785)	5.8
Total fixed maturities	$260,897	$(7,318)	$106,719	$(6,455)	$367,616	$(13,773)	100.0%

Fixed Maturity Securities with Unrealized Losses by Length of Time

	December 31, 2019
	Less than one year		One year or more		Total
Description of Securities	Fair Value	Unrealized Losses (1)	Fair Value	Unrealized Losses (1)	Fair Value	Unrealized Losses (1)	Percent of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$114,520	$(2,476)	$84,719	$(13,055)	$199,239	$(15,531)	69.9%
Residential mortgage-backed	67,848	(1,430)	6,941	(494)	74,789	(1,924)	8.7%
Commercial mortgage-backed	46,537	(1,266)	2,610	(147)	49,147	(1,413)	6.4%
Other asset-backed	112,462	(519)	100,138	(1,957)	212,600	(2,476)	11.1%
United States Government and agencies	—	—	2,494	(5)	2,494	(5)	—%
States and political subdivisions	19,367	(379)	5,936	(487)	25,303	(866)	3.9%
Total fixed maturities	$360,734	$(6,070)	$202,838	$(16,145)	$563,572	$(22,215)	100.0%

(1)   Non-credit losses reported in AOCI are included with gross unrealized losses resulting in total gross unrealized losses for fixed maturities available-for-sale being reported in the table

19

December 31, 2020

Fixed maturities in the above tables include 117 securities from 94 issuers at December 31, 2020 and 187 securities from 144 issuers at December 31, 2019. Unrealized losses decreased during the twelve months ended December 31, 2020 primarily due to a decrease in US treasury rates. We do not consider securities’ declines in fair value below amortized cost to be due to a credit loss when the market decline is attributable to factors such as interest rate movements, market volatility, liquidity or spread widening when recovery of all amounts due under the contractual terms of the security is anticipated. Based on our intent not to sell and our belief that we will not be required to sell these securities before recovery of their amortized cost basis, we do not consider these investments to have a credit loss allowance, and they do not require a loss allowance established at December 31, 2020. The following summarizes the more significant unrealized losses on fixed maturity securities by investment category as of December 31, 2020.

Corporate securities: The largest unrealized losses were in the energy sector ($23.5 million fair value and $1.7 million unrealized loss) and in the consumer non-cyclical sector ($6.0 million fair value and $0.9 million unrealized loss). The majority of losses were attributable to credit spread widening across the energy sector associated with decline in crude oil prices. Energy-related companies have been negatively impacted by the decline in oil prices due to a decrease in demand brought on by COVID-19.

Residential mortgage-backed securities: The unrealized losses on residential mortgage-backed securities were primarily due to price declines on legacy and newer issue bonds. The legacy bonds are still at an unrealized gain overall, but some individual securities remain at an unrealized loss. The newer issue residential mortgage-backed securities are comprised of bonds issued during and after 2013 with strong underwriting and collateral characteristics. Primarily, losses were attributable to credit spread widening which led to lower prices on some securities. These securities tend to have higher credit scores with higher credit enhancement and lower loan-to-value ratios which position them favorably against default during economic disruptions such as those caused by COVID-19.

Commercial mortgage-backed securities: The unrealized losses on commercial mortgage-backed securities were primarily due to spread widening. The wider spreads were caused by continued market uncertainty brought on by COVID-19 for some securities. The contractual cash flows of these investments are based on mortgages backing the securities.

Other asset-backed securities: The unrealized losses on asset-backed securities (ABS) were primarily due to concerns regarding COVID-19 and the resulting impact on consumer and commercial loans. Overall, ABS spreads are generally unchanged. However, there are certain sectors, including whole business and auto-related, where spreads have widened. The majority of our ABS have a sequential-pay structure that increases credit support as the pool amortizes. The average life of our ABS is 2.9 years, down from 5.4 years at purchase. Average credit support for the portfolio has increased from 10% at time of purchase to 23% as of December 31, 2020. Our ABS portfolio is rated nearly 73% NAIC-1.

The unrealized losses on collateralized loan obligations (CLO) are due to concerns regarding COVID-19 and the resulting impact on leveraged loans. The CLO market is also benefiting from the programs that the U.S. Federal Reserve Bank is providing to the market. Our CLO portfolio is of high quality, with more than 98% of the securities rated NAIC-1. Internal stress testing has indicated that the weighted average constant default rate (CDR) of our portfolio without suffering a loss is 17%. The CDR is the constant default rate (annually) that a CLO must suffer before our tranche takes its first dollar loss.

State, municipal and other governments: The unrealized losses on state, municipal and other government securities were primarily due to general spread widening relative to spreads at which we acquired the bonds, and uncertainty related to pandemic impacts on revenue and taxes.

Our allowance for credit losses at December 31, 2020 includes two financial sector bonds experiencing ongoing weakness in operating performance. The allowance for these bonds was established as the difference between the amortized cost and present value of expected cash flows, which is equal to fair value. Our allowance for credit losses also includes an asset backed security due to the difference between the amortized cost and the present value of the expected cash flows.

We also established an allowance of $0.9 million on a promissory note held in other investments due to the possibility of not collecting the full balance of the note.

20

December 31, 2020

Available-For-Sale Fixed Maturities Allowance for Credit Losses

	Year ended December 31, 2020
	Corporate	Other ABS	Total
	(Dollars in thousands)
Beginning balance	$—	$—	$—
Additions for credit losses not previously recorded	13,118	669	13,787
Net decrease to previously recorded allowance	(1,723)	—	(1,723)
Reductions for securities sold	(7,182)	—	(7,182)
Ending balance	$4,213	$669	$4,882

Mortgage Loans

Our mortgage loan portfolio consists of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. We originate loans with an initial loan-to-value ratio that provides sufficient collateral to absorb losses should we be required to foreclose and take possession of the collateral.

The amount of accrued interest excluded from the cost basis of the mortgage loans and included in accrued investment income on the balance sheet totaled $3.5 million at December 31, 2020. Any loan delinquent on contractual payments is considered non-performing. Mortgage loans are placed on non-accrual status if the loan is over 90 days past due. If the loan is placed on non-accrual status the prior accrued interest income is reversed through net investment income. Interest income received on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as non-accrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured such that the collection of interest is considered likely. At December 31, 2020 and December 31, 2019, there were no non-performing loans over 30 days past due on contractual payments. At December 31, 2020, we had committed to provide additional funding for mortgage loans totaling $3.5 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

Mortgage Loans by Collateral Type

	December 31, 2020		December 31, 2019
Collateral Type	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
Office	$375,447	37.7%	$417,556	41.2%
Retail	321,102	32.2	346,513	34.2
Industrial	227,676	22.9	235,648	23.3
Apartment	59,626	6.0	—	—
Other	12,407	1.2	12,788	1.3
Total	$996,258	100.0%	$1,012,505	100.0%

21

December 31, 2020

Mortgage Loans by Geographic Location within the United States

	December 31, 2020		December 31, 2019
Region of the United States	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
South Atlantic	$253,207	25.4%	$288,672	28.5%
Pacific	181,520	18.2	164,739	16.3
East North Central	147,403	14.8	117,140	11.6
Mountain	107,833	10.8	96,857	9.6
West North Central	94,494	9.5	109,478	10.8
East South Central	75,541	7.6	81,275	8.0
West South Central	65,808	6.6	76,650	7.6
Middle Atlantic	52,512	5.3	45,687	4.5
New England	17,940	1.8	32,007	3.1
Total	$996,258	100.0%	$1,012,505	100.0%

Mortgage Loans by Loan-to-Value Ratio

	December 31, 2020		December 31, 2019
Loan-to-Value Ratio	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
0% - 50%	$463,344	46.5%	$413,321	40.8%
51% - 60%	309,866	31.1	311,306	30.7
61% - 70%	202,114	20.3	256,280	25.4
71% - 80%	20,934	2.1	31,598	3.1
Total	$996,258	100.0%	$1,012,505	100.0%

The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically when there is indication of a possible significant collateral decline or there are loan modifications or refinance requests.

Mortgage loans are rated internally to provide a current qualitative rating of each loan. We review the capital structure, collateral strength, physical occupancy, financial stability of the operating income stream, debt service coverage ratio, outstanding loan balance to estimated value of the collateral, property improvements and the financial strength of the borrower when determining the internal loan rating. Loans of high quality, low risk and with little concern of default or extension risk are rated an A; loans of moderate quality and moderate risk are rated a B; loans of low quality and high risk are rated a C, and loans for which there is concern of credit default are rated a W.

Mortgage Loans by Internal Rating and Year of Origination

	December 31, 2020
Internal Rating	2020	2019	2018	2017	2016	2015 & prior	Total
	(Dollars in thousands)
A	$103,781	$56,288	$118,283	$189,257	$130,070	$362,950	$960,629
B	—	11,789	1,883	3,459	—	1,516	18,647
C	—	—	4,456	—	3,945	4,372	12,773
W	—	—	—	—	—	4,209	4,209
Total	$103,781	$68,077	$124,622	$192,716	$134,015	$373,047	$996,258

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December 31, 2020

Mortgage Loans by Internal Rating and Year of Origination

	December 31, 2019
Internal Rating	2019	2018	2017	2016	2015	2014 & prior	Total
	(Dollars in thousands)
A	$69,319	$128,334	$200,283	$144,311	$119,724	$316,861	$978,832
B	—	—	—	—	—	7,557	7,557
C	—	—	—	—	—	21,812	21,812
W	—	—	—	—	—	4,304	4,304
Total	$69,319	$128,334	$200,283	$144,311	$119,724	$350,534	$1,012,505

As discussed in Note 1, during 2020 we adopted accounting guidance which requires establishing an allowance for credit losses that may occur over the life of the mortgage loan portfolio. At December 31, 2020, our allowance for credit losses on mortgage loans was estimated by incorporating historical internal information, historical industry averages, current conditions as well as conditions for a reasonable and supportable forecast that includes an estimated recessionary period. The loans are segmented by an internal risk rating as well as geographic region with an estimated loss ratio applied against each segment. For the years after our reasonable and supportable forecast period we graded the expected loss ratio over the estimated remaining recessionary period to our actual loss history. During the year ended December 31, 2020, positive trends in the historical industry averages and a decrease in our mortgage loan principal balance during 2020 more than offset our negative internal rating migrations and increased recessionary probabilities for the year which led to a decrease in our allowance. Amounts on mortgage loans deemed to be uncollectible are charged off and removed from the valuation allowance. The allowance for credit losses at the date of adoption, January 1, 2020, and December 31, 2020 is as follows.

Allowance for Credit Losses on Mortgage Loans

Year ended
December 31, 2020

Beginning balance	$3,165
Current period provision for expected credit losses	(1,612)
Ending balance	$1,553

As discussed in Note 1, accounting guidance followed prior to 2020 required an allowance for credit losses be established based on an incurred loss model. The allowance for credit losses at December 31, 2019 was as follows below.

Allowance on Mortgage Loans

Year ended
December 31, 2019

Balance at beginning of period	$3,107
Recoveries	(2,778)
Balance at end of period balance	$329

Mortgage Loan Modifications

Our commercial mortgage loan portfolio can include loans that have been modified. We assess loan modifications on a loan-by- loan basis to evaluate whether a troubled-debt restructuring has occurred. Generally, the types of concessions include reduction of the contractual interest rate to a below-market rate, extension of the maturity date, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining if an impairment loss is needed for the restructuring. The Coronavirus Aid, Relief, and Economic Security (CARES) Act allowed lenders to make loan modifications under certain circumstances without triggering troubled debt restructuring status, including extension of the maturity date and payment of interest only. Other than those modifications intended to comply with these provisions of the CARES Act, there were no loan modifications during the years ended December 31, 2020 or December 31, 2019.

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December 31, 2020

Components of Net Investment Income

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Fixed maturities - available for sale	$327,637	$332,703	$338,314
Equity securities	6,901	8,372	8,095
Mortgage loans	44,004	45,771	44,909
Policy loans	9,326	9,416	9,210
Short-term investments, cash and cash equivalents	142	752	525
Derivative income (loss)	10,436	25,282	(10,405)
Prepayment fee income and other	4,787	7,332	9,208
	403,233	429,628	399,856
Less investment expenses	(12,168)	(11,803)	(11,650)
Net investment income	$391,065	$417,825	$388,206

Realized Gains (Losses) - Recorded in Income

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Realized gains (losses) on investments
Fixed maturities:
Gross gains	$591	$3,779	$2,199
Gross losses	(8,935)	(3,777)	(363)
Mortgage loans	—	2,778	—
Real estate	—	54	—
Other	(55)	(4)	(19)
	(8,399)	2,830	1,817
Net gains and (losses) recognized during the period on equity securities held at the end of the period	28	5,082	(7,547)
Net gains and (losses) recognized during the period on equity securities sold during the period	(4,005)	27	(952)
Net gains (losses) recognized during the period on equity securities	(3,977)	5,109	(8,499)
Net realized capital gains (losses)	(12,376)	7,939	(6,682)

Change in allowances for credit losses/other-than-temporary impairment:
Allowance for credit losses on fixed maturity securities	(4,882)	—	—
Allowance for credit losses on mortgage loans	1,612	—	—
Allowance for credit losses on other investments	(929)	—	—
Other-than-temporary impairment losses	—	(919)	(4,998)
Net realized gains (losses) on investments recorded in income	$(16,575)	$7,020	$(11,680)

Proceeds from sales of fixed maturities totaled $16.9 million in 2020, $34.6 million in 2019 and $82.9 million in 2018.

Variable Interest Entities

We evaluate our variable interest entity (VIE) investees to determine whether the level of our direct ownership interest, our rights to manage operations, or our obligation to provide ongoing financial support are such that we are the primary beneficiary of the entity, and would therefore be required to consolidate it for financial reporting purposes. After determining that we have a variable interest, we review our involvement in the VIE to determine whether we have both the power to direct activities that most significantly impact the economic performance of the VIE, and the obligation to absorb losses or the rights to receive benefits that could be potentially significant to the VIE. This analysis includes a review of the purpose and design of the VIE, as

24

December 31, 2020

well as the role that we played in the formation of the entity and how that role could impact our ability to control the VIE. We also review the activities and decisions considered significant to the economic performance of the VIE and assess what power we have in directing those activities and decisions. Finally, we review the agreements in place to determine if there are any guarantees that would affect our maximum exposure to loss.

We have reviewed the circumstances surrounding our investments in VIEs, which consist of (i) limited partnerships or limited liability companies accounted for under the equity method included in securities and indebtedness of related parties and (ii) LIHTC investments included in other assets. In addition, we have reviewed the ownership interests in our VIEs and determined that we do not hold direct majority ownership or have other contractual rights (such as kick out rights) that give us effective control over these entities resulting in us having both the power to direct activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. The maximum loss exposure relative to our VIEs is limited to the carrying value and any unfunded commitments that exist for each particular VIE. We also have not provided additional support or other guarantees that were not previously contractually required (financial or otherwise) to any of the VIEs as of December 31, 2020 or December 31, 2019. Based on this analysis, none of our VIEs were required to be consolidated at December 31, 2020 or December 31, 2019.

LIHTC investments take the form of limited partnerships or limited liability companies, which in turn invest in a number of low income housing projects. We use the proportional amortization method of accounting for these investments. The proportional amortization method amortizes the cost of the investment over the period in which the investor expects to receive tax credits and other tax benefits, and the resulting amortization is recognized along with the tax benefit as a component of federal income tax expense on our consolidated statements of operations.

VIE Investments by Category

	December 31, 2020		December 31, 2019
	Carrying Value	Maximum Exposure to Loss	Carrying Value	Maximum Exposure to Loss
	(Dollars in thousands)
LIHTC investments	$31,382	$32,263	$42,907	$43,834
Investment companies	66,326	138,413	53,388	103,125
Real estate limited partnerships	13,398	14,869	9,565	15,527
Other	491	491	492	492
Total	$111,597	$186,036	$106,352	$162,978

In addition, we make passive investments in the normal course of business in structured securities issued by VIEs for which we are not the investment manager. These structured securities include all of the residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities included in our fixed maturity securities. Our maximum exposure to loss on these securities is limited to our carrying value of the investment. We have determined that we are not the primary beneficiary of these structured securities because we do not have the power to direct the activities that most significantly impact the entities’ economic performance.

Derivative Instruments

Our primary derivative exposure relates to purchased call options, which provide an economic hedge against the embedded derivatives in our indexed products. We also have embedded derivatives within our modified coinsurance agreements as well as an interest-only fixed maturity investment. We do not apply hedge accounting to any of our derivative positions, and they are held at fair value.

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December 31, 2020

Derivatives Instruments by Type

	December 31, 2020	December 31, 2019
	(Dollars in thousands)
Assets
Freestanding derivatives:
Call options (reported in other investments)	$23,576	$31,469
Embedded derivatives:
Modified coinsurance (reported in reinsurance recoverable)	4,373	2,327
Interest-only security (reported in fixed maturities)	25	385
Total assets	$27,974	$34,181

Liabilities
Embedded derivatives:
Indexed products (reported in liability for future policy benefits)	$106,852	$76,346
Modified coinsurance (reported in other liabilities)	320	254
Total liabilities	$107,172	$76,600

Derivative Income (Loss)

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Freestanding derivatives:
Call options	$8,383	$22,497	$(7,749)
Embedded derivatives:
Modified coinsurance	1,980	2,695	(2,480)
Interest-only security	73	90	(176)
Indexed products	(9,859)	(23,050)	3,243
Total income (loss) from derivatives	$577	$2,232	$(7,162)

Derivative income (loss) is reported in net investment income except for the change in fair value of the embedded derivatives on our indexed products, which is reported in interest sensitive product benefits.

We are exposed to credit losses on our call options in the event of nonperformance of the derivative counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings (currently rated A or better by nationally recognized statistical rating organizations). We have also entered into credit support agreements with the counterparties requiring them to post collateral when net exposures exceed pre-determined thresholds that vary by counterparty. The net amount of such exposure is essentially the market value less collateral held for such agreements with each counterparty. The call options are supported by securities collateral received of $18.9 million at December 31, 2020, which is held in a separate custodial account. Subject to certain constraints, we are permitted to sell or re-pledge this collateral, but do not have legal rights to the collateral; accordingly, it has not been recorded on our balance sheet. We have elected to present our derivative receivables netted with the obligation to return cash collateral received on our balance sheet in other investments. We received cash collateral of $10.2 million included in cash and cash equivalents on our balance sheet as of December 31, 2020. At December 31, 2020, none of the collateral had been sold or re-pledged. As of December 31, 2020, our net derivative exposure recorded on the balance sheet without the off balance sheet collateral was $23.6 million.

Other

Affidavits of deposit to meet regulatory requirements of state agencies covered investments that had a carrying value totaling $8,927.0 million at December 31, 2020 and $8,452.8 million at December 31, 2019. Fixed maturities on deposit with the FHLB as collateral for funding agreements had a carrying value of $636.9 million at December 31, 2020 and $535.7 million at December 31, 2019.

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December 31, 2020

The carrying value of investments which have been non-income producing includes real estate totaling $1.0 million for the twelve months ended December 31, 2020 and for the twelve months ended December 31, 2019 included real estate and equity securities totaling $3.0 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10.0% of stockholders’ equity at December 31, 2020 or December 31, 2019.

3.    Fair Values

Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As not all financial instruments are actively traded, various valuation methods may be used to estimate fair value. These methods rely on observable market data or, if observable market data is not available, the best information available. Significant judgment may be required to interpret the data and select the assumptions used in the valuation estimates, particularly when observable market data is not available.

In the discussion that follows, we have ranked our financial instruments by the level of judgment used in the determination of the fair values presented above. The levels are defined as follows:

•                  Level 1 - Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•                  Level 2 - Fair values are based on inputs, other than quoted prices from active markets, that are observable for the asset or liability, either directly or indirectly.

•                  Level 3 - Fair values are based on significant unobservable inputs for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source from which we obtain the information.

The following methods and assumptions were used in estimating the fair value of our financial instruments measured at fair value on a recurring basis:

Fixed maturities:

Level 1 fixed maturities consist of U.S. Treasury issues that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 fixed maturities consist of corporate, mortgage- and asset-backed, United States Government agencies, state and political subdivisions and private placement corporate securities with observable market data, and in some circumstances recent trade activity. When quoted prices of identical assets in active markets are not available, we obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2.

Also included in Level 2 are private placement corporate bonds with no quoted market prices available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread.

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Level 3 fixed maturities include corporate, mortgage- and asset-backed and private placement corporate securities for which there is little or no current market data available. We use external pricing sources, or if prices are not available, we will estimate fair value internally. Fair values of private corporate investments in Level 3 are determined by reference to the public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other securities for which an exit price based on relevant observable inputs is not obtained, the fair value is determined using a matrix calculation. Fair values estimated using matrix pricing methods rely on an estimate of credit spreads to a risk-free U.S. Treasury yield. Selecting the credit spread requires judgment based on an understanding of the security and may include a market liquidity premium. Our selection of comparable companies as well as the level of spread requires significant judgment. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

We obtain fixed maturity fair values from a variety of external independent pricing services, including brokers, with access to observable data including recent trade information, if available. In certain circumstances in which an external price is not available for a Level 3 security, we will internally estimate its fair value. Our process for evaluation and selection of the fair values includes:

•                  We follow a “pricing waterfall” policy, which establishes the pricing source preference for a particular security or security type. The order of preference is based on our evaluation of the valuation methods used, the source’s knowledge of the instrument and the reliability of the prices we have received from the source in the past. Our valuation policy dictates that fair values are initially sought from third party pricing services. If our review of the prices received from our preferred source indicates an inaccurate price, we will use an alternative source within the waterfall and document the decision. In the event that fair values are not available from one of our external pricing services or upon review of the fair values provided it is determined that they may not be reflective of market conditions, those securities are submitted to brokers familiar with the security to obtain non-binding price quotes. Broker quotes tend to be used in limited circumstances such as for newly issued, private placement corporate bonds and other instruments that are not widely traded. For those securities for which an externally provided fair value is not available, we use cash flow modeling techniques to estimate fair value.

•                  We evaluate third party pricing source estimation methodologies to assess whether they will provide a fair value that approximates a market exit price.

•                  We perform an overall analysis of portfolio fair value movement against general movements in interest rates and spreads.

•                  We compare period-to-period price trends to detect unexpected price fluctuations based on our knowledge of the market and the particular instrument. As fluctuations are noted, we will perform further research that may include discussions with the original pricing source or other external sources to ensure we agree with the valuation.

•                  We compare prices between different pricing sources for unusual disparity.

•                  We meet at least quarterly with our Investment Committee, the group that oversees our valuation process, to discuss valuation practices and observations during the pricing process.

Equity securities:

Level 1 equity securities consist of listed common stocks and mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 equity securities consist of non-redeemable preferred stock. Estimated fair value for the non-redeemable preferred stock is obtained from external pricing sources using a matrix pricing approach.

Level 3 equity securities consist of non-redeemable preferred stock for which fair value estimates are based on the value of comparable securities that are actively traded. Increases in spreads used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

In the case that external pricing services are used for certain Level 1 and Level 2 equity securities, our review process is consistent with the process used to determine the fair value of fixed maturities discussed above.

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December 31, 2020

Other investments:

Level 2 other investments measured at fair value include call options with fair values based on counterparty market prices adjusted for a credit component of the counterparty, net of cash collateral received.

Cash, cash equivalents and short-term investments:

Level 1 cash, cash equivalents and short-term investments are highly liquid instruments for which historical cost approximates fair value.

Reinsurance recoverable:

Level 2 reinsurance recoverable includes embedded derivatives in our modified coinsurance contracts under which we cede or assume business. Fair values of these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities, which are valued consistent with the discussion of fixed maturities above.

Assets held in separate accounts:

Level 1 assets held in separate accounts consist of mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Future policy benefits-indexed product embedded derivatives:

Indexed product contracts include embedded derivatives that are measured at fair value on a recurring basis. These embedded derivatives are a Level 3 measurement. The fair value of the embedded derivatives is based on the discounted excess of projected account values (including a risk margin) over projected guaranteed account values. The key unobservable inputs required in the projection of future values that require management judgment include the risk margin as well as our credit risk. Should the risk margin increase or the credit risk decrease the discounted cash flows and the estimated fair value of the obligation will increase.

Other liabilities:

Level 2 other liabilities include the embedded derivatives in our modified coinsurance contracts under which we cede business. Fair values for the embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities.

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December 31, 2020

Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2020
	Quoted prices in
	active markets	Significant other	Significant
	for identical	observable	unobservable
	assets (Level 1)	inputs (Level 2)	inputs (Level 3)	Total

	(Dollars in thousands)
Assets
Fixed maturities:
Corporate securities	$—	$4,235,226	$3,041	$4,238,267
Residential mortgage-backed securities	—	686,146	—	686,146
Commercial mortgage-backed securities	—	1,128,199	8,134	1,136,333
Other asset-backed securities	—	730,495	21,190	751,685
United States Government and agencies	25,901	10,351	—	36,252
States and political subdivisions	—	1,415,965	—	1,415,965
Total fixed maturities	25,901	8,206,382	32,365	8,264,648
Non-redeemable preferred stocks	—	65,870	6,612	72,482
Other investments	—	23,576	—	23,576
Cash, cash equivalents and short-term investments	47,039	—	—	47,039
Reinsurance recoverable	—	4,373	—	4,373
Assets held in separate accounts	674,182	—	—	674,182
Total assets (1)	$747,122	$8,300,201	$38,977	$9,086,300

Liabilities
Future policy benefits - indexed product embedded derivatives	$—	$—	$106,852	$106,852
Other liabilities	—	320	—	320
Total liabilities	$—	$320	$106,852	$107,172

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December 31, 2020

Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2019
	Quoted prices in
	active markets	Significant other	Significant
	for identical	observable	unobservable
	assets (Level 1)	inputs (Level 2)	inputs (Level 3)	Fair Value

	(Dollars in thousands)
Assets
Fixed maturities:
Corporate securities	$—	$3,772,362	$6,588	$3,778,950
Residential mortgage-backed securities	—	653,701	—	653,701
Commercial mortgage-backed securities	—	1,032,693	12,780	1,045,473
Other asset-backed securities	—	700,970	9,755	710,725
United States Government and agencies	4,821	9,302	—	14,123
States and political subdivisions	—	1,477,173	—	1,477,173
Total fixed maturities	4,821	7,646,201	29,123	7,680,145
Non-redeemable preferred stocks	—	67,873	6,927	74,800
Common stocks (1)	9,897	—	—	9,897
Other investments	—	31,469	—	31,469
Cash, cash equivalents and short-term investments	1,770	—	—	1,770
Reinsurance recoverable	—	2,327	—	2,327
Assets held in separate accounts	645,881	—	—	645,881
Total assets	$662,369	$7,747,870	$36,050	$8,446,289

Liabilities
Future policy benefits - indexed product embedded derivatives	$—	$—	$76,346	$76,346
Other liabilities	—	254	—	254
Total liabilities	$—	$254	$76,346	$76,600

(1)         A private equity fund, classified as common stock, with a fair value estimate of $9.3 million at December 31, 2020 and $8.4 million at December 31, 2019 using net asset value per share as a practical expedient, has not been included in the table above in accordance with fair value reporting guidance. This fund invests in senior secured middle market loans and had unfunded commitments totaling $0.8 million at December 31, 2020 and $1.7 million at December 31, 2019.

The investment is not currently eligible for redemption.

Level 3 Assets by Valuation Source - Recurring Basis

	December 31, 2020
	Third-party vendors	Priced internally	Fair Value

	(Dollars in thousands)
Corporate securities	$—	$3,041	$3,041
Commercial mortgage-backed securities	8,134	—	8,134
Other asset-backed securities	17,876	3,314	21,190
Non-redeemable preferred stocks	—	6,612	6,612
Total level 3 assets	$26,010	$12,967	$38,977
Percent of total	66.7%	33.3%	100.0%

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December 31, 2020

Level 3 Assets by Valuation Source - Recurring Basis

	December 31, 2019
	Third-party vendors	Priced internally	Fair Value
	(Dollars in thousands)
Corporate securities	$—	$6,588	$6,588
Commercial mortgage-backed securities	12,780	—	12,780
Other asset-backed securities	8,000	1,755	9,755
Non-redeemable preferred stocks	—	6,927	6,927
Total level 3 assets	$20,780	$15,270	$36,050
Percent of total	57.6%	42.4%	100.0%

Quantitative Information about Level 3 Fair Value Measurements - Recurring Basis

	December 31, 2020
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars in thousands)
Assets
Corporate securities	$3,041	Discounted cash flow	Credit spread	5.95% - 19.41% (14.52%)
Other asset-backed securities	13,564	Discounted cash flow	Credit spread	2.10% - 9.75% (5.70%)
Commercial mortgage-backed	8,134	Discounted cash flow	Credit spread	1.86% - 2.42% (2.18%)
Non-redeemable preferred stocks	6,612	Discounted cash flow	Credit spread	3.57% (3.57%)
Total assets	$31,351

Liabilities
Future policy benefits - indexed product embedded derivatives	$106,852	Discounted cash flow	Credit risk Risk margin	0.35% - 1.45% (0.80%) 0.15% - 0.40% (0.25%)

	December 31, 2019
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars in thousands)
Assets
Corporate securities	$6,588	Discounted cash flow	Credit spread	2.11% - 5.85% (4.33%)
Commercial mortgage-backed	12,780	Discounted cash flow	Credit spread	1.18% - 2.22% (1.92%)
Other asset-backed securities	6,000	Discounted cash flow	Credit spread	2.15% - 2.30% (2.23%)
Non-redeemable preferred stocks	6,927	Discounted cash flow	Credit spread	2.72% (2.72%)
Total assets	$32,295

Liabilities
Future policy benefits - indexed product embedded derivatives	$76,346	Discounted cash flow	Credit risk Risk margin	0.40% - 1.35% (0.80%) 0.15% - 0.40% (0.25%)

The tables above exclude certain securities with the fair value based on non-binding broker quotes for which we could not reasonably obtain the quantitative unobservable inputs.

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December 31, 2020

Level 3 Financial Instruments Changes in Fair Value - Recurring Basis

	December 31, 2020
				Realized and unrealized gains (losses), net
	Balance, December 31, 2019	Purchases	Disposals	Included in net income	Included in other comprehensive income	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Amortization included in net income	Balance, December 31, 2020
	(Dollars in thousands)
Assets
Corporate securities	$6,588	$10,101	$(4,073)	$—	$(960)	$3,283	$(11,898)	$—	$3,041
Residential mortgage- backed securities	—	12,629	—	—	(1)	—	(12,628)	—	—
Commercial mortgage-backed securities	12,780	—	(402)	—	312	—	(4,556)	—	8,134
Other asset-backed securities	9,755	42,754	(227)	—	(703)	2,067	(32,455)	(1)	21,190
Non-redeemable preferred stocks	6,927	—	—	—	(315)	—	—	—	6,612
Total assets	$36,050	$65,484	$(4,702)	$—	$(1,667)	$5,350	$(61,537)	$(1)	$38,977

Liabilities
Future policy benefits - indexed product embedded derivatives	$76,346	$15,121	$(12,673)	$28,058	$—	$—	$—	$—	$106,852

	December 31, 2019
				Realized and unrealized gains (losses), net
	Balance, December 31, 2018	Purchases	Disposals	Included in net income	Included in other comprehensive income	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Amortization included in net income	Balance, December 31, 2019
	(Dollars in thousands)
Assets
Corporate securities	$22,011	$6,000	$(3,344)	$—	$443	$3,643	$(22,137)	$(28)	$6,588
Residential mortgage- backed securities	—	18,378	—	—	—	—	(18,378)	—	—
Commercial mortgage-backed securities	67,940	7,540	(376)	—	578	—	(62,902)	—	12,780
Other asset-backed securities	3,601	28,710	(977)	—	(869)	—	(20,710)	—	9,755
Non-redeemable preferred stocks	6,862	—	—	—	65	—	—	—	6,927
Total assets	$100,414	$60,628	$(4,697)	$—	$217	$3,643	$(124,127)	$(28)	$36,050

Liabilities
Future policy benefits - indexed product embedded derivatives	$40,028	$15,325	$(7,014)	$28,007	$—	$—	$—	$—	$76,346

(1)         Transfers into Level 3 represent assets previously priced using an external pricing service with access to observable inputs no longer available and therefore, were priced using unobservable inputs. Transfers out of Level 3 include those assets that we are now able to obtain pricing from a third party pricing vendor that uses observable inputs. The fair values of newly issued securities often require additional estimation until a market is created, which is generally within a few months after issuance. Once a market is created, as was the case for the majority of the security transfers out of the Level 3 category above, Level 2 valuation sources become available.

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December 31, 2020

The Company has other financial assets and financial liabilities that are not carried at fair value but for which fair value disclosure is required. The following table presents the carrying value, fair value and fair value hierarchy level of these financial assets and financial liabilities.

Valuation of our Financial Instruments Not Reported at Fair Value by Hierarchy Levels

	December 31, 2020
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair Value	Carrying Value
	(Dollars in thousands)
Assets
Mortgage loans	$—	$—	$1,074,939	$1,074,939	$994,705
Policy loans	—	—	271,963	271,963	195,666
Other investments	—	33,409	1,273	34,682	34,682
Total assets	$—	$33,409	$1,348,175	$1,381,584	$1,225,053

Liabilities
Future policy benefits	$—	$—	$4,739,739	$4,739,739	$4,348,539
Supplementary contracts without life contingencies	—	—	297,351	297,351	274,469
Advance premiums and other deposits	—	—	264,192	264,192	264,192
Liabilities related to separate accounts	—	—	673,181	673,181	674,182
Total liabilities	$—	$—	$5,974,463	$5,974,463	$5,561,382

	December 31, 2019
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair Value	Carrying Value
	(Dollars in thousands)
Assets
Mortgage loans	$—	$—	$1,059,073	$1,059,073	$1,012,505
Policy loans	—	—	256,787	256,787	201,589
Other investments	—	29,534	2,215	31,749	31,211
Total assets	$—	$29,534	$1,318,075	$1,347,609	$1,245,305

Liabilities
Future policy benefits	$—	$—	$4,381,863	$4,381,863	$4,270,073
Supplementary contracts without life contingencies	—	—	309,601	309,601	296,915
Advance premiums and other deposits	—	—	245,480	245,480	245,480
Liabilities related to separate accounts	—	—	644,691	644,691	645,881
Total liabilities	$—	$—	$5,581,635	$5,581,635	$5,458,349

Level 3 Financial Instruments Measured at Fair Value on a Nonrecurring Basis

Certain assets are measured at fair value on a nonrecurring basis, generally mortgage loans or real estate that have been deemed to be impaired during the reporting period. There were no mortgage loans or real estate impaired to fair value during 2020 or 2019.

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December 31, 2020

4.    Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding a portion of our exposure to other insurance companies. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with current retention limits ranging up to $1.0 million of coverage per individual life. Certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance. We have assumed closed blocks of certain life and annuity business through coinsurance and modified coinsurance agreements.

We may cede certain losses under an annual 100% quota share accidental death reinsurance agreement. Coverage includes all acts of terrorism including those of a nuclear, chemical or biological origin. Coverage is subject to an annual aggregate retention of $17.0 million. A maximum occurrence limit of $50.0 million per aircraft applies to policies written on agents of the Company who are participating in company-sponsored incentive trips. Additionally, a $200.0 million occurrence limit applies to employees in the home office building, net of reinsurance on group life policies. All other occurrence catastrophes are unlimited in amount.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet their obligations under reinsurance agreements, our insurance subsidiaries would be liable for these obligations, and payment of these obligations could result in losses. As discussed in Note 1, accounting guidance adopted in 2020 requires an allowance for credit losses be established for losses that may occur over the life of the reinsurance contract. The allowance established on our reinsurance recoverable assets was as follows as of the date of adoption of this guidance on January 1, 2020 and as of December 31, 2020. No allowance was required as of December 31, 2019 under the incurred loss model required under accounting guidance followed prior to January 1, 2020.

Allowance on Reinsurance Recoverables

Year ended December 31, 2020
(Dollars in thousands)
Beginning balance of the allowance for credit losses	$868
Change in allowance for credit losses	(11)
Ending balance of the allowance for credit losses	$857

Ceded reinsurance reduces our revenues by the amount that we pay for premium or forego in product charges and reduces our benefits and expenses by reimbursements of claims by our reinsurers. Assumed reinsurance adds to our premiums or product charges and to benefits and expenses related to the business we assume. These impacts are shown in the table below.

Impact of Reinsurance on our Financial Statements

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Ceded (reductions to financial statement items):
Premiums and product charges	$31,970	$31,363	$32,450
Insurance benefits	32,500	20,759	21,358
Allowances for expenses and commissions	3,419	2,899	4,231
Assumed (additions to financial statement items):
Premiums and product charges	2,367	2,546	2,508
Insurance benefits	3,257	7,437	2,752
Allowances for expenses and commissions	1,284	1,340	1,410

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December 31, 2020

Reinsurance in Force and Percentage of Direct Life Insurance in Force

	Year ended December 31,
	2020		2019
	(Dollars in thousands)
Ceded reinsurance	$13,586	20.2%	$13,771	21.0%
Assumed reinsurance	408	0.6%	431	0.7%

Policy Provisions

Analysis of the Value of Insurance in Force Acquired

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Balance at beginning of year	$15,122	$17,263	$19,430
Amortization per fixed schedule	(2,171)	(2,141)	(2,167)
Balance at end of year	12,951	15,122	17,263
Impact of net unrealized investment gains and losses	(10,647)	(12,498)	(6,878)
Value of insurance in force acquired	$2,304	$2,624	$10,385

We amortize the value of insurance in force based on a fixed amortization schedule. Net amortization for the next five years is expected to be as follows: 2021 - $2.0 million; 2022 - $2.0 million; 2023 - $2.0 million; 2024 - $1.0 million; and 2025 - $1.0 million.

Certain variable annuity and variable universal life contracts in our separate accounts and in variable business we have assumed through reinsurance partners have minimum interest guarantees on funds deposited in our general account. In addition, we have certain variable annuity contracts that include a) guaranteed minimum death benefits (GMDB), b) an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon the death of the contract holder, and/or c) a guaranteed minimum income benefit (GMIB) that provides monthly income to the contract holder after the eighth policy year.

GMDB, IDB and GMIB Net Amount at Risk by Type of Guarantee

	December 31, 2020		December 31, 2019
	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$169,462	$334	$166,055	$362
Return the greater of highest anniversary value or net deposits	292,786	19,053	287,518	9,936
Incremental death benefit	274,462	77,387	259,735	62,411
Guaranteed minimum income benefit	24,187	1	25,137	1
Total		$96,775		$72,710

The separate account assets are primarily comprised of stock and bond mutual funds. The net amount at risk for these contracts is based on the amount by which GMDB, IDB or GMIB exceeds account value. The reserve for GMDBs, IDBs or GMIBs, determined using modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $9.4 million at December 31, 2020 and $8.3 million at December 31, 2019. The weighted average age of the contract holders with GMDB, IDB or GMIB rider exposure was 68 years at December 31, 2020 and at December 31, 2019. Benefits paid for GMDBs, IDBs and GMIBs totaled $0.3 million for 2020, $0.2 million for 2019 and $0.2 million for 2018.

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December 31, 2020

5.    Income Taxes

We file a consolidated federal income tax return with our parent and certain of its subsidiaries. The companies included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. This allocation typically results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled. A valuation allowance is required if it is more likely than not that all or a portion of a deferred tax asset will not be realized. In assessing the need for a valuation allowance we considered the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies. Based on the available positive and negative evidence regarding future sources of taxable income, we have determined that the establishment of a valuation allowance was not necessary at December 31, 2020 and 2019.

The Tax Cuts and Jobs Act of 2017 (Tax Act) made broad changes to the U.S. tax code impacting our companies, including reducing the federal corporate tax rate from 35% to 21% and numerous base-broadening provisions. We recorded a provisional estimate of the impact of the Tax Act during 2017 and in 2018 the accounting for the Tax Act was completed, resulting in no significant impact to earnings.

Income Tax Expenses (Credits)

	Year ended December 31,
	2020	2019	2018

	(Dollars in thousands)
Taxes provided in consolidated statements of operations on:
Income before equity income:
Current	$15,761	$17,932	$22,115
Deferred	(3,049)	6,081	(5,901)
LIHTC	(3,535)	(3,504)	(3,826)
	9,177	20,509	12,388

Equity income	1,571	919	1,179

Taxes provided in consolidated statements of changes in stockholders’ equity:
Accumulated other comprehensive income	62,062	70,520	(51,766)
Other	726	—	(1,338)
	$73,536	$91,948	$(39,537)

Effective Tax Rate Reconciliation to Federal Income Tax Rate

	Year ended December 31,
	2020	2019	2018

	(Dollars in thousands)
Income before income taxes and equity income	$82,172	$144,202	$102,701

Income tax at federal statutory rate	$17,256	$30,282	$21,567
Tax effect (decrease) of:
Tax-exempt dividend and interest income	(4,302)	(3,949)	(3,762)
Net impact of LIHTC	(3,535)	(3,504)	(3,826)
Adjustments to tax-basis policy reserves	—	(2,460)	—
Other items	(242)	140	(1,591)
Income tax expense	$9,177	$20,509	$12,388

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December 31, 2020

Tax Effect of Temporary Differences Giving Rise to Deferred Income Tax Assets and Liabilities

	December 31,
	2020	2019

	(Dollars in thousands)
Deferred income tax assets:
Future policy benefits	$37,803	$33,602
Deferred policy acquisition costs	468	—
Accrued dividends	198	322
Other	193	516
	38,662	34,440
Deferred income tax liabilities:
Fixed maturity and equity securities	239,207	150,329
Deferred acquisition costs	—	24,911
Value of insurance in force acquired	484	551
Property and equipment	2,719	3,228
Accrued benefit and compensation costs	523	774
Derivative instruments	4,477	4,386
Other	1,940	2,662
	249,350	186,841
Net deferred income tax liability	$210,688	$152,401

We recognize the benefits of uncertain tax positions when the benefits are more-likely-than-not to be sustained. Our reserve for uncertain tax positions was $0.6 million at December 31, 2020 and at December 31, 2019. We recognize interest related to uncertain tax positions in interest expense and related penalties in other expenses. We paid no such interest or penalties related to federal income taxes during 2020, 2019 or 2018. We do not expect any significant changes in the amount of our reserve for uncertain tax positions within the next twelve months. We are generally no longer subject to U.S. federal, state and local income tax examinations by tax authorities for tax years prior to 2017.

6.    Comprehensive Income

Comprehensive income includes net income, as well as unrealized gains and losses on our available-for-sale securities and the underfunded obligation for postretirement benefit plans. The items not included in net income are included in accumulated other comprehensive income, net of tax and other offsets, in stockholder’s equity. The changes in unrealized gains and losses reported in our Statement of Comprehensive Income (Loss), excludes net investment gains and losses included in net income which represent transfers from unrealized to realized gains and losses.

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December 31, 2020

Accumulated Other Comprehensive Income, Net of Tax and Other Offsets

	Unrealized Net Investment Gains (Losses)		Underfunded
	on Fixed Maturities Available-for-Sale (1)		Portion of
	Without Non-Credit	With Non-Credit	Certain Benefit
	Impairment Losses	Impairment Losses	Plans (2)	Total

	(Dollars in thousands)
Balance at January 1, 2018	$289,827	$537	$60	$290,424
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities (3)	(5,048)	—	—	(5,048)
Other comprehensive income (loss) before reclassifications	(190,700)	2,654	—	(188,046)
Reclassification adjustments	(1,597)	(58)	(6)	(1,661)
Balance at December 31, 2018	92,482	3,133	54	95,669
Other comprehensive income (loss) before reclassifications	266,272	(1,159)	—	265,113
Reclassification adjustments	189	—	(22)	167
Balance at December 31, 2019	358,943	1,974	32	360,949
Other comprehensive income (loss) before reclassifications	227,783	(656)	—	227,127
Reclassification adjustments	6,343	—	(40)	6,303
Balance at December 31, 2020	$593,069	$1,318	$(8)	$594,379

(1)         Unrealized net investment gains (losses) relate to available-for-sale securities and include the impact of taxes, deferred acquisition costs, value of insurance in force acquired, unearned revenue reserves and policyholder liabilities. See Note 2 for further information.

(2)         For descriptions of the underfunded portion of our postretirement benefit plans, see Note 7.

(3)         See Note 1 to our consolidated financial statements for further discussion on this one-time adjustment related to an accounting change.

Accumulated Other Comprehensive Income Reclassification Adjustments

	Year ended December 31, 2020
	Unrealized Net Investment Gains (Losses)		Underfunded
	on Fixed Maturities Available-for-Sale (1)		Portion of
	Without Non-Credit	With Non-Credit	Certain Benefit
	Impairment Losses	Impairment Losses	Plans (2)	Total

	(Dollars in thousands)
Realized capital gains on sales of fixed maturities	$8,344	$—	$—	$8,344
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	(315)	—	—	(315)
Other expenses - change in unrecognized postretirement items:
Net actuarial gain	—	—	(51)	(51)
Reclassifications before income taxes	8,029	—	(51)	7,978
Income taxes	(1,686)	—	11	(1,675)
Reclassification adjustments	$6,343	$—	$(40)	$6,303

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December 31, 2020

Accumulated Other Comprehensive Income Reclassification Adjustments

	Year ended December 31, 2019
	Unrealized Net Investment Gains (Losses)		Underfunded
	on Fixed Maturities Available-for-Sale (1)		Portion of
	Without Non-Credit	With Non-Credit	Certain Benefit
	Impairment Losses	Impairment Losses	Plans (2)	Total

	(Dollars in thousands)
Realized capital gains on sales of fixed maturities	$(2)	$—	$—	$(2)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	241	—	—	241
Other than temporary impairment losses	—	—	—	—
Other expenses - change in unrecognized postretirement items:
Net actuarial gain	—	—	(28)	(28)
Reclassifications before income taxes	239	—	(28)	211
Income taxes	(50)	—	6	(44)
Reclassification adjustments	$189	$—	$(22)	$167

	Year ended December 31, 2018
	Unrealized Net Investment Gains (Losses)		Underfunded
	on Fixed Maturities Available-for-Sale (1)		Portion of
	Without Non-Credit	With Non-Credit	Certain Benefit
	Impairment Losses	Impairment Losses	Plans (2)	Total

	(Dollars in thousands)
Realized capital gains on sales of investments	$(1,836)	$—	$—	$(1,836)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	(186)	1	—	(185)
Other than temporary impairment losses	—	(74)	—	(74)
Other expenses - change in unrecognized postretirement items:
Net actuarial gain	—	—	(8)	(8)
Reclassifications before income taxes	(2,022)	(73)	(8)	(2,103)
Income taxes	425	15	2	442
Reclassification adjustments	$(1,597)	$(58)	$(6)	$(1,661)

(1)         See Note 2 for further information.

(2)         See Note 7 for further information.

7.  Retirement and Compensation Plans

Our parent sponsors or participates in multiple benefit plans, including a multiemployer defined benefit plan, a defined contribution plan and a postretirement benefit plan. All participants are direct employees of our parent and related plan expenses are allocated to us and our affiliates. We have no legal obligation for benefits under these plans.

The multiemployer defined benefit plan is considered qualified under Internal Revenue Service regulations, and covers substantially all employees of the group who were employed on January 1, 2013, having attained age 21 and one year of service. Benefits are based on years of service and employee’s compensation. Net periodic pension cost of the plan is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Those participants who had not attained age 40 and 10 years of service as of January 1, 2013 no longer accrue additional years of service in the plan. We also provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal law, as well as benefits to former employees who

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December 31, 2020

accepted an early retirement program. Our share of pension expense for all defined benefit pension plans aggregated $2.5 million in 2020, $2.4 million in 2019 and $8.0 million in 2018. During 2018, pension expense included a special termination benefit due to a voluntary early retirement program.

Our parent also grants cash-based restricted stock units to certain executives that vest and pay out over varying periods and may be contingent upon performance or continued employment. The amount payable per unit awarded is equal to the price per share of our parent’s common stock at settlement of the award. Our share of expense related to such awards totaled $0.4 million in 2020, $1.0 million in 2019 and $1.1 million in 2018.

The 401(k) defined contribution plan covers substantially all employees of the group and includes matching contributions. New employees and current employees who had not attained age 40 and ten years of service as of January 1, 2013 and who are employed on December 31 are eligible to receive a discretionary company contribution. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Our expense related to the plan totaled $2.5 million in 2020, $2.4 million in 2019 and $2.3 million in 2018.

In addition to benefits offered under the aforementioned benefit plans, our parent and several other affiliates participate in a plan that provides group term life insurance benefits to retirees who worked full-time for ten years and attained age 55 while in service. This plan is no longer being offered to employees retiring after December 31, 2016. Postretirement benefit expense for this plan is allocated in a manner consistent with pension expense discussed above. We also have two single-employer plans that provide health and medical benefits to a small group of retirees. Postretirement benefit expenses for these plans are immaterial. The immaterial change in the underfunded portion of these plans is reported in comprehensive income

We and our parent have established deferred compensation plans for certain current and former employees. Liabilities for these plans are accrued as the related benefits are earned. Expenses under these plans totaled $0.6 million in 2020, $0.7 million in 2019 and $0.5 million in 2018.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

8.  Management and Other Agreements

We share certain office facilities and services with the IFBF and its affiliated companies. These expenses are allocated based on cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

We participate in a management agreement with our parent, under which it provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain services to us under a separate arrangement. We incurred related expenses totaling $6.3 million in 2020, $6.7 million in 2019 and $6.8 million in 2018.

We have software, equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of our parent. We incurred expenses under these agreements of $2.6 million in 2020, $2.4 million in 2019 and $1.9 million in 2018. We also have an expense allocation agreement with Farm Bureau Property & Casualty Insurance Company (FBPCIC) for the use of property and equipment. Expense relating to this agreement totaled $0.2 million in 2020 and $0.3 million in 2019 and 2018.

FBL Financial Services, Inc., a wholly-owned subsidiary of our parent, provides investment advisory services to us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $11.3 million during 2020 and $11.1 million during 2019 and 2018 related to these services.

Prior to 2020, FBPCIC and another affiliate entered into structured settlement arrangements with another affiliate, FBL Assigned Benefit Company (ABC). For a fee, ABC relieved the purchaser of contractual obligations relating to the underlying claim and funds payments to the policyholder with an annuity contract purchased from us. ABC guarantees that we will honor our obligations under the annuity contract. Annuity contracts issued under this agreement were $0.6 million in 2019 and $1.1 million in 2018.

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December 31, 2020

We have service agreements with the Farm Bureau-affiliated property-casualty companies operating within our marketing territory, including FBPCIC and another affiliate. Under the service agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. We incurred expenses totaling $8.4 million in 2020, $8.0 million in 2019 and $9.2 million in 2018 relating to these arrangements.

We are licensed by the IFBF to use the “Farm Bureau” and “FB” designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.6 million in 2020, 2019 and 2018. We have similar arrangements with other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.7 million in 2020 and 2019 and $1.8 million in 2018. The loss of the right to use these designations in a state with a high premium concentration could have a material adverse effect on operating results.

Premium Concentration by State

	Year ended December 31,
	2020	2019	2018
Life and annuity collected premiums:
Iowa	26.1%	26.3%	25.5%
Kansas	17.0	16.4	19.2
Oklahoma	8.2	7.6	7.9
Nebraska	8.2	7.3	7.5

9.    Commitments and Contingencies

Legal Proceedings

In the normal course of business, we may be involved in litigation in which damages are alleged that are substantially in excess of contractual policy benefits or certain other agreements. We are not aware of any claims threatened or pending against FBL Financial Group, Inc. or any of its subsidiaries for which a material loss is reasonably possible.

Commitments for Partnership Investments and Private Corporate Bond Investments

At December 31, 2020, we have unfunded investment commitments to limited partnerships and limited liability companies of $89.2 million and privately placed corporate securities commitments of $4.8 million.

Other

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We previously funded insurance claims through a self-insurance trust, which was dissolved as of December 31, 2019. Expenses equal to our best estimate of claims continue to be reflected in operations and an allowance for incurred but not reported claims is included in other liabilities.

Our parent leases our home office properties from a wholly-owned subsidiary of the IFBF under a 10-year operating lease, which expires in 2021, with automatic five-year extensions unless terminated by one of the parties at least six months prior to the expiration date. The lease includes a provision for both base rent and an adjustment for actual maintenance costs incurred. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2020 is $1.8 million per year through 2026. Rent expense for the lease totaled $3.8 million in 2020, $3.7 million in 2019 and $3.4 million in 2018. The 2018 amount is net of $0.1 million in amortization of a deferred gain on the transfer of the home office properties.

From time to time, assessments are levied on our insurance subsidiaries by life and health guaranty associations in most states in which the subsidiaries are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. Expenses for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2020, 2019 and 2018.

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December 31, 2020

10.    Statutory Insurance Information

The statutory financial statements of Farm Bureau Life and Greenfields are prepared in accordance with the accounting practices prescribed or permitted by the Insurance Division of the state of Iowa. The insurance division has adopted the accounting guidance contained in the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures manual (NAIC SAP) as the prescribed accounting practice for insurance companies domiciled in Iowa. The insurance division may permit or prescribe accounting practices that differ from those prescribed by NAIC SAP. Farm Bureau Life has adopted such practices related to index products and option accounting. Several differences exist between GAAP and statutory accounting practices. Principally, under statutory accounting, deferred acquisition costs are not capitalized, fixed maturity securities are generally carried at amortized cost, insurance liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Statutory Information

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Farm Bureau Life:
Net gain from operations (excludes impact of realized gains and losses on investments)	$87,363	$98,529	$100,819
Net income	72,566	100,141	103,923
State prescribed practices that increased (decreased) statutory net income	1,207	577	(7,505)
Greenfields:
Net gain (losses) from operations (excludes impact of realized gains and losses on investments)	74	146	(321)
Net income (loss)	74	146	(321)

	Farm Bureau Life		Greenfields
	December 31,		December 31,
	2020	2019	2020	2019
	(Dollars in thousands)
Total capital and surplus	$628,042	$642,409	$8,867	$8,814
Unassigned surplus (deficit)	494,559	508,926	(1,933)	(1,986)
State prescribed practices that increased (decreased) statutory surplus	(6,409)	(8,320)	—	—
Risk-Based Capital measurements:
Total adjusted capital	696,108	718,175	8,881	8,826
Company action level capital	131,754	127,864	175	194
RBC Ratio	528%	562%	5,089%	4,551%

State laws specify regulatory actions if an insurer’s risk-based capital (RBC) ratio, a measure of solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC based on the various risk factors related to an insurance company’s capital and surplus, including insurance, business, asset and interest rate risks. The insurance regulators monitor the level of RBC against a statutory “authorized control level” RBC at which point regulators have the option to assume control of the insurance company. The company action level RBC is 200% of the authorized control level and is the first point at which any action would be triggered.

Farm Bureau Life’s ability to pay dividends to the parent company is restricted by the Iowa Insurance Holding Company Act to earned surplus arising from its business as of the date the dividend is paid. In addition, prior approval of the Iowa Insurance Commissioner is required for a dividend distribution of cash or other property whose fair value, together with that of other dividends made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders’ surplus as of the preceding year end, or (ii) the statutory net gain from operations of the insurer for the preceding calendar year. As shown in the tables above, at December 31, 2020, Farm Bureau Life’s net gain from operations of $87.4 million, exceeded 10% of statutory surplus; accordingly, that amount is the maximum available for distribution to FBL Financial Group, Inc. without regulatory

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December 31, 2020

approval during 2021. Timing of such dividends during the year is limited based on the timing of dividends paid within the preceding 12 months.

11.    Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. Our Corporate and Other segment consists of less significant business activities.

The Annuity segment primarily consists of fixed rate and indexed annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities primarily consist of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With indexed annuities, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies, including indexed universal life (IUL). These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax- deferred basis. With IUL, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Corporate and Other segment consists of corporate items and products/services that do not meet the quantitative threshold for separate segment reporting, including closed blocks of variable annuity, variable universal life insurance and accident and health insurance products. This segment also includes investments and related investment income not specifically allocated to our product segments.

Our chief operating decision makers use pre-tax adjusted operating income to evaluate segment performance and allocate resources. Pre-tax adjusted operating income consists of pre-tax net income adjusted to exclude realized gains and losses on investments including the change in fair value of equity securities, the change in allowances for credit losses on investments, and the change in fair value of derivatives as the impact of these items can fluctuate greatly from period to period. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income. For example, call options relating to our indexed annuity business are one-year assets while the embedded derivatives in the indexed contracts represent the rights of the contract holder to receive index credits over the entire period the indexed products are expected to be in force. Adjustments to pre-tax net income are net of amortization of unearned revenue reserves and deferred acquisition costs, as well as changes in interest sensitive product reserves. While not applicable for the periods reported herein, in determining pre-tax adjusted operating income we will also remove the impact of settlements or judgments arising from lawsuits, net of any recoveries from third parties, the cumulative effect of changes in accounting principles and discontinued operations.

Segment results are reported net of inter-segment transactions.

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December 31, 2020

Financial Information Concerning our Operating Segments

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Pre-tax adjusted operating income:
Annuity	$58,580	$50,188	$60,866
Life Insurance	35,149	65,614	46,434
Corporate and Other	17,744	21,554	21,333
Total pre-tax adjusted operating income	111,473	137,356	128,633

Adjustments to pre-tax adjusted operating income:
Net realized gains/losses on investments (1)	(16,282)	6,772	(11,491)
Change in fair value of derivatives (1)	(5,542)	4,449	(8,823)
Pre-tax net income	89,649	148,577	108,319
Income taxes expense	(9,177)	(20,509)	(12,388)
Tax on equity income	(1,571)	(919)	(1,179)
Net income	$78,901	$127,149	$94,752

Adjusted operating revenues:
Annuity	$213,261	$209,892	$222,016
Life Insurance	438,190	430,774	428,949
Corporate and Other	71,336	76,136	77,362
	722,787	716,802	728,327
Net realized gains/losses on investments (1)	(16,570)	7,020	(11,861)
Change in fair value of derivatives (1)	1,777	28,013	(15,790)
Consolidated revenues	$707,994	$751,835	$700,676

Net investment income:
Annuity	$205,283	$203,211	$216,842
Life Insurance	155,988	156,710	156,759
Corporate and Other	27,337	31,295	30,085
	388,608	391,216	403,686
Change in fair value of derivatives	2,457	26,609	(15,480)
Consolidated net investment income	$391,065	$417,825	$388,206

Depreciation and amortization:
Annuity	$7,099	$14,571	$8,975
Life Insurance	16,801	3,614	15,530
Corporate and Other	1,855	826	7,103
	25,755	19,011	31,608
Net realized gains/losses on investments (1)	(314)	241	(184)
Change in fair value of derivatives (1)	(766)	(683)	(608)
Consolidated depreciation and amortization	$24,675	$18,569	$30,816

45

December 31, 2020

Operating Segment Assets

	December 31,
	2020	2019
	(Dollars in thousands)
Assets:
Annuity	$4,755,245	$4,671,852
Life Insurance	3,761,163	3,665,729
Corporate and Other	1,577,822	1,543,203
	10,094,230	9,880,784
Unrealized gains in accumulated other comprehensive income (2)	773,996	469,474
Consolidated assets	$10,868,226	$10,350,258

(1)         Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred acquisition costs, interest sensitive product reserves and income taxes attributable to these items.

(2)         Amounts are net adjustments for assumed changes in deferred acquisition costs and value of insurance in force acquired attributable to these items.

Depreciation and amortization related to property and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the Corporate and Other segment.

Expenditures for long-lived assets were not significant during the periods presented above. Goodwill at December 31, 2020 and 2019 was allocated to the segments as follows: Annuity ($3.9 million) and Life Insurance ($6.1 million).

Equity income related to securities and indebtedness of related parties is attributable to the Life Insurance and Corporate and Other segments. The following chart provides the related equity income by segment.

Equity Income by Operating Segment

	Year ended December 31,
	2020	2019	2018
	(Dollars in thousands)
Pre-tax equity income:
Life Insurance	$2,042	$3,224	$3,840
Corporate and Other	5,435	1,151	1,778
Total pre-tax equity income	7,477	4,375	5,618

Income taxes	(1,571)	(919)	(1,179)
Equity income, net of related income taxes	$5,906	$3,456	$4,439

12. Subsequent Events

Subsequent events have been evaluated through April 30, 2021, which is the date the financial statements were available to be issued. On February 24, 2021, Farm Bureau Life Insurance Company’s board of directors declared a cash dividend payable to our parent for $12.5 million. The dividend was paid on March 16, 2021.

46

Schedule I - Summary of Investments - Other
Than Investments in Related Parties

FARM BUREAU LIFE INSURANCE COMPANY

December 31, 2020

Column A	Column B	Column C	Column D
Type of Investment	Cost (1)	Value	Amount at which shown in the balance sheet
	(Dollars in thousands)
Fixed maturities, available for sale:
Bonds:
Corporate	$3,542,136	$4,238,267	$4,238,267
Mortgage- and asset-backed	2,358,879	2,574,164	2,574,164
United States Government and agencies	35,174	36,252	36,252
States and political subdivisions	1,228,208	1,415,965	1,415,965
Total	7,164,397	$8,264,648	8,264,648

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	9,301	$9,289	9,289
Non-redeemable preferred stocks	68,026	72,482	72,482
Total	77,327	$81,771	81,771

Mortgage loans (2)	995,983		994,705
Investment real estate	955		955
Policy loans	195,666		195,666
Short-term investments	46,724		46,724
Other investments	37,868		58,258
Total investments	$8,518,920		$9,642,727

(1)         Cost adjusted for repayments and amortization of premiums and accrual of discounts for fixed maturities and short- term investments; original cost for equity securities, real estate and other investments (net of collateral received); and unpaid principal balance for mortgage loans and policy loans.

(2)         Amount shown on balance sheet differs from cost due to allowance for possible losses.

47

Schedule III - Supplementary Insurance Information

FARM BUREAU LIFE INSURANCE COMPANY

Column A	Column B	Column C	Column D	Column E
	Deferred acquisition costs	Future policy benefits, losses, claims and loss expenses	Unearned revenues	Other policyholder funds
	(Dollars in thousands)
December 31, 2020:
Annuity	$86,289	$4,191,493	$—	$317,933
Life Insurance	353,626	3,003,912	25,688	197,174
Corporate and Other	48,261	419,858	10,635	30,444
Impact of unrealized gains/losses	(320,489)	51,001	(29,393)	—
Total	$167,687	$7,666,264	$6,930	$545,551

December 31, 2019:
Annuity	$88,295	$4,105,054	$—	$335,222
Life Insurance	341,143	2,872,119	22,025	188,220
Corporate and Other	51,186	417,172	10,886	26,931
Impact of unrealized gains/losses	(200,227)	30,642	(18,025)	—
Total	$280,397	$7,424,987	$14,886	$550,373

December 31, 2018:
Annuity	$93,819	$4,036,152	$—	$338,646
Life Insurance	308,937	2,776,656	19,427	194,879
Corporate and Other	52,999	416,403	11,021	30,354
Impact of unrealized gains/losses	(46,732)	1,642	(5,134)	—
Total	$409,023	$7,230,853	$25,314	$563,879

48

Schedule III - Supplementary Insurance Information (Continued)
FARM BUREAU LIFE INSURANCE COMPANY

Column A	Column F	Column G	Column H	Column I	Column J
	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred acquisition costs	Other operating expenses
	(Dollars in thousands)
December 31, 2020:
Annuity	$7,978	$205,283	$120,991	$10,866	$22,824
Life Insurance	282,456	155,988	298,845	17,175	81,526
Corporate and Other	41,469	27,337	40,062	3,237	15,331
Change in fair value of derivatives	(680)	2,457	8,719	(1,400)	—
Impact of realized gains/losses	5	—	25	(313)	—
Total	$331,228	$391,065	$468,642	$29,565	$119,681

December 31, 2019:
Annuity	$6,681	$203,211	$118,085	$16,374	$25,245
Life Insurance	274,605	156,710	270,916	2,819	84,596
Corporate and Other	42,241	31,295	39,180	2,109	14,120
Change in fair value of derivatives	1,404	26,609	22,932	631	—
Impact of realized gains/losses	2	—	14	234	—
Total	$324,933	$417,825	$451,127	$22,167	$123,961

December 31, 2018:
Annuity	$5,173	$216,842	$124,015	$11,243	$25,892
Life Insurance	272,797	156,759	276,571	15,264	84,389
Corporate and Other	43,579	30,085	34,465	7,930	15,086
Change in fair value of derivatives	(310)	(15,480)	(6,065)	(904)	—
Impact of realized gains/losses	(181)	—	(24)	(346)	—
Total	$321,058	$388,206	$428,962	$33,187	$125,367

49

Schedule IV - Reinsurance

FARM BUREAU LIFE INSURANCE COMPANY

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percent of amount assumed to net
	(Dollars in thousands)
Year ended December 31, 2020:
Life insurance in force, at end of year	$67,343,372	$13,586,090	$407,991	$54,165,273	0.8%
Insurance premiums and other considerations:
Interest sensitive product charges	$131,294	$923	$2,108	$132,479	1.6%
Traditional life insurance premiums	224,967	26,477	259	198,749	0.1%
Accident and health premiums	4,840	4,570	—	270	—%
	$361,101	$31,970	$2,367	$331,498	0.7%
Year ended December 31, 2019:
Life insurance in force, at end of year	$65,683,485	$13,770,695	$430,583	$52,343,373	0.8%
Insurance premiums and other considerations:
Interest sensitive product charges	$125,789	$1,010	$2,291	$127,070	1.8%
Traditional life insurance premiums	222,955	25,347	255	197,863	0.1%
Accident and health premiums	5,447	5,006	—	441	—
	$354,191	$31,363	$2,546	$325,374	0.8%
Year ended December 31, 2018:
Life insurance in force, at end of year	$64,290,040	$14,029,567	$455,176	$50,715,649	0.9%
Insurance premiums and other considerations:
Interest sensitive product charges	$121,413	$1,044	$2,377	$122,746	1.9%
Traditional life insurance premiums	223,960	25,779	131	198,312	0.1%
Accident and health premiums	6,038	5,627	—	411	—
	$351,454	$32,450	$2,508	$321,469	0.8%

50

PART C OTHER INFORMATION

Item 30. Exhibits

a.                                      Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(1)

b.                                      None.

c.                                       (1)                                 Underwriting Agreement.(10)

(2)                                 Career Agent’s Contract.(3)

(3)                                 Commission Schedules. (3)

(4)                                 Paying Agent Agreement.(3)

d.                                      (1)                                 Policy Form.(5)

(2)                                 Universal Cost of Living Increase Rider.(5)

(3)                                 Universal Waiver of Charges Rider.(5)

(4)                                 Universal Convertible Term Life Insurance Rider.(5)

(5)                                 Universal Children’s Term Life Insurance Rider.(5)

(6)                                 Death Benefit Guarantee Rider.(5)

(7)                                 Universal Guaranteed Insurability Option Rider.(5)

e.                                       (1)                                 Application Form.(5)

(2)                                 Suitability Supplement.(5)

f.                                        (1)                                 Certificate of Incorporation of the Company.(1)

(2)                                 By-Laws of the Company.(1)

g.                                       Reinsurance Agreement between Farm Bureau Life Insurance Company and Hanover Life Reassurance Company of America. (6)

(1)                                 Reinsurance Agreement between Farm Bureau Life Insurance Company and Business Men’s Assurance Company of America.(6)

(2)                                 Reinsurance Agreement between Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company. (6)

(3)                                 Reinsurance Agreement between Farm Bureau Life Insurance Company and Generali USA Life Reassurance Company.(8)

(4)                                 Reinsurance Agreement between Farm Bureau Life Insurance Company and RGA Reinsurance Company. (8)

(5)                                 Reinsurance Agreement between Farm Bureau Life Insurance Company and Munich American Reassurance Company.(8)

h.                                      (1)                                 Amended and Restated Participation Agreement relating to Equitrust Variable Insurance Series Fund.(9)

(a)                                 Administrative Services Agreement.(12)

(2)                                 Amended and Restated Participation Agreement relating to Fidelity Variable Insurance Products Fund. (10)

(a)                                 Amended and Restated Service Contract.(10)

(b)                                 Service Agreement.(12)

(3)                                 Participation Agreement relating to T. Rowe Price Equity Series, Inc. Fund and T. Rowe Price International Series, Inc.(2)

(a)                                 Amended Schedule to Participation Agreement.(4)

(b)                                 Amended Schedule to Participation Agreement.(10)

(c)                                  Amendment to Participation Agreement.(15)

(4)                                 Participation Agreement relating to American Century Funds.(7)

(a)                                 Amendment to Shareholder Services Agreement.(7)

(b)                                 Amendment to Participation Agreement.(10)

(c)                                  Amendment to Shareholder Services Agreement.(10)

(d)                                 Novation Agreement relating to American Century Investment Services, Inc. (11)

(5)                                 Participation Agreement relating to Federated Insurance Series Fund.(13)

(a)                                 Shareholder Information Agreement (Rule 22c-2).(13)

(b)                                 Amendment to Participation Agreement.(13)

(c)                                  Amendment to Participation Agreement (16)

(6)                                 Participation Agreement and Administrative Services Agreement relating to Dreyfus Funds.(4)

(a)                                 Amended Schedule to Participation Agreement Distribution Agreement.(7)

(b)                                 Shareholder Information Agreement (Rule 22c-2).(9)

(c)                                  Amended Schedule to Participation Agreement.(10)

(d)                                 Amended Schedule to Administrative Services Agreement.(10)

(7)                                 Participation Agreement relating to Franklin Templeton Funds.(4)

(a)                                 Amendment to Participation Agreement.(10)

(b)                                 Amendment to Participation Agreement.(7)

(c)                                  Amendment to Participation Agreement.(10)

(d)                                 Amendment to Participation Agreement.(10)

(e)                                  Amendment to Participation Agreement.(14)

(f)                                   Participation Agreement Addendum.(15)

(8)                                 Participation Agreement relating to J.P. Morgan Series Trust II.(4)

(a)                                 Amendment to Participation Agreement (Rule 22c-2).(9)

(b)                                 Amendment to Participation Agreement. (11)

(c)                                  Amendment to Supplemental Payment Agreement. (11)

(9)                                 Participation Agreement relating to Summit Pinnacle Series.(4)

(a)                                 Amendment to Participation Agreement.(10)

(b)                                 Rule 12b-1 Agreement.(10)

(c)                                  Amendment to Administrative Services Agreement.(10)

(d)                                 Novation Agreement relating to Participation Agreement.(15)

(e)                                  Novation Agreement relating to Administrative Service Agreement.(15)

i.                                          (1)                                 Master Agreement for Print Services (16)

(2)                                 BNY Mellon Terms and Conditions Agreement (16)

(a)                                 BNY Mellon Lockbox Amendment (16)

j.                                         (1)                                 Fidelity Shareholder Information Agreement (Rule 22c-2).(9)

(2)                                 T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(9)

(3)                                 American Century Shareholder Information Agreement (Rule 22c-2).(9)

(4)                                 Franklin Templeton Shareholder Information Agreement (Rule 22c-2).(9)

(5)                                 Summit Shareholder Information Agreement (Rule 22c-2).(9)

k.                                      Opinion and Consent of Lori K. Geadelmann, Esquire.(16)

l.                                          None.

m.                                  None.

n.                                      (1)                                 Consent of Ernst & Young LLP.(16)

(2)                                 Consent of Eversheds Sutherland (US) LLP.(16)

(3)                                 Opinion and Consent of Carolyn Eddy Langenwalter, Life Systems Business Enablement Actuarial Vice President.(16)

o.                                      None.

p.                                      Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy.(11)

q.                                      Powers of Attorney.(16)

(1)                                 Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.

(2)                                 Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.

(3)                                 Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2001.

(4)                                 Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 27, 2001.

(5)                                 Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-87766) filed with the Securities and Exchange Commission on May 6, 2002.

(6)                                 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2003.

(7)                                 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2005.

(8)                                 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 28, 2006.

(9)                                 Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 27, 2007.

(10)                          Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2008.

(11)                          Incorporated herein by reference to Post Effective Amendment No. 12 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on May 27, 2010.

(12)                          Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N- 6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2011.

(13)                          Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N- 6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 27, 2012.

(14)                          Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N- 6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 26, 2013.

(15)                          Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on form N- 6 (File No. 333-87766 filed with the Securities and Exchange Commission on April 30, 2018.

(16)            Filed herein.

Item 31. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices
Richard Felts	Director
Kevin Krentz	Director
Todd R. Fornstrom	Director
Hans C. McPherson	Director
Mark H. Buskohl	Director
Ron B. Gibson	Director
Rodd A. Moesel	Director
William R. Frazee	Director
Mark McHargue	Director
Andrew A. Hill	Director
Kevin D. Paan	Director
Daryl J. Lies	Director
Bryan L. Searle	Director
Stefanie A. Smallhouse	Director
Richard J. Plowman	Director
Brent E. Johnson	Director
Scott E. VanderWal	Director
Craig W. Ogden	Director
Craig D. Hill	Chairman and Director
Duane J. Johnson, Jr.	Senior Vice President and Secretary
Daniel D. Pitcher	Chief Executive Officer
Donald J. Seibel	Chief Financial Officer and Treasurer
Kelli A. Eddy	Chief Operating Officer-Life Companies
Jay W. Seiboldt	Chief Operating Officer-Property Casualty
Jeff Heng	Chief Actuary-Life Companies
Ronald L. Mead Jr.	Vice President-Sales & Distribution
Lori K. Geadelmann	General Counsel, Assistant Secretary, and Corporate Compliance Officer
Brian Mamola	Vice President-Deputy Chief Actuary
Karl Olson	Vice President Assistant General Counsel
Douglas V. Shelton	Vice President-Tax
Christopher T. Shryack	Vice President Life Sales
Anthony Aldridge	Chief Accounting Officer
Carolyn Eddy Langenwalter	Life Systems Business Enablement Actuarial Vice President
Karen Rieck	Vice President-Human Resources
Kathleen Till Stange	Vice President-Corporate and Investor Relations
Mark Wickham	Vice President-Assistant General Counsel and Assistant Secretary

Name and Principal Business Address*	Positions and Offices
Mathew E. Gleason	Vice President-Wealth Management
Lacy Wickham	Regional Vice President
Jim Dipoma	Regional Vice President
Kerry Adaway	Information Security Vice President
Mark Sandbulte	Vice President Alternatives and Macro Strategy
Russ Tigges	Sales Support Vice President
R. Glenn Kay	Regional Vice President
Steve Rea	Regional Vice President
Jason Buhrow	Business Technology Vice President
Diana Collins	Business Technology Vice President
Betty Hand	Agency Services Vice President
Rebecca Hulse	Business Technology Vice President
Sonya Ostling	Chief Underwriter
Tim Rolow	Infrastructure and Operations Vice President
Nancy Wiles	Marketing Communications Vice President
Daniel M. Koster	Vice President Marketing and Agency Services
David Merlo	Customer Marketing & Integration Vice President
Michelle Hubert	Regional Vice President
Nick Hansel	Regional Vice President
Ben Bjerk	Regional Vice President
Ryan Harklau	Regional Vice President
Herman Riva	Securities Vice President
Brent Mathisen	Investment Vice President, Real Estate

*                                         The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

Item 32. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the Prospectus and Statement of Additional Information included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

FBL Financial Group, Inc.

Organizational Chart March 31, 2021

Item 33. Indemnification

Article IX of the Company’s By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article IX also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Item 34. Principal Underwriter

(a)                                 FBL Marketing Services, LLC is the registrant’s principal underwriter and also serves as the principal underwriter to Farm Bureau Life Annuity Account and the separate accounts of EquiTrust Life Insurance Company, an affiliate of the Company, including EquiTrust Life Annuity Account, EquiTrust Life Annuity Account II, EquiTrust Life Variable Account and EquiTrust Life Variable Account II.

(b)                                 Officers and Managers of FBL Marketing Services, LLC

Name and Principal Business Address*	Positions and Offices
Donald J. Seibel	Chief Financial Officer and Treasurer
Mathew E. Gleason**	President
Lori K. Geadelmann**	General Counsel
Anthony Aldridge	Chief Accounting Officer
Clint May**	Senior Counsel and Secretary
Jennifer Morgan	Chief Compliance Officer, Director Adviser & Broker Dealer Compliance and Assistant Secretary
Kari St. Clair	Indiana OSJ Principal
Julie McGonegle	Wealth Management Operations Vice President
Carolyn Eddy Langenwalter	Life Systems Business Enablement Actuarial Vice President
Brad Hunt	Wealth Management Sales Vice President

* The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

** Manager of FBL Marketing Services, LLC.

(c)                                  Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation*
FBL Marketing Services, LLC	$1,610,660	NA	NA	$80,533

*                                         Registered representative fees.

Item 35. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Item 36. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 37. Fee Representation

Farm Bureau Life Insurance Company (the “Company”) represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Farm Bureau Life Variable Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, State of Iowa, on the 30th day of April, 2021.

FARM BUREAU LIFE VARIABLE ACCOUNT

By:	/s/ Daniel D. Pitcher
Daniel D. Pitcher
Chief Executive Officer
Farm Bureau Life Insurance Company

FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ Daniel D. Pitcher
Daniel D. Pitcher
Chief Executive Officer
Farm Bureau Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date

/s/ Daniel D. Pitcher	Chief Executive Officer	April 30, 2021
Daniel D. Pitcher	[Principal Executive Officer]

/s/ Donald J. Seibel	Chief Financial Officer and Treasurer	April 30, 2021
Donald J. Seibel	[Principal Financial Officer]

/s/ Anthony Aldridge	Chief Accounting	April 30, 2021
Anthony Aldridge	Officer [Principal Accounting Officer]

*	Chairman & Director	April 30, 2021
Craig D. Hill

*	Director	April 30, 2021
Richard Felts

*	Director	April 30, 2021
Kevin Krentz

Signature	Title	Date

*	Director	April 30, 2021
Stefanie A. Smallhouse

*	Director	April 30, 2021
Hans McPherson

*	Director	April 30, 2021
Bryan L. Searle

*	Director	April 30, 2021
Ron Gibson

*	Director	April 30, 2021
Todd Fornstrom

*	Director	April 30, 2021
Brent E. Johnson

*	Director	April 30, 2021
Mark McHargue

*	Director	April 30, 2021
Mark H. Buskohl

*	Director	April 30, 2021
Kevin D. Paap

*	Director	April 30, 2021
Daryl J. Lies

*	Director	April 30, 2021
Rodd A. Moesel

*	Director	April 30, 2021
Richard J. Plowman

*	Director	April 30, 2021
William R. Frazee

*	Director	April 30, 2021
Scott E. VanderWal

*	Director	April 30, 2021
Craig Ogden

Signature	Title	Date

*	Director	April 30, 2021
Andrew A. Hill

*By:	/s/ Lori K. Geadelmann
Lori K. Geadelmann
Attorney-in-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

h(5)(C)	Amendment to Participation Agreement

i(1)	Master Agreement for Print Services

(2)	BNY Mellon Terms and Conditions Agreement

(a)	BNY Mellon Lockbox Amendment

k	Opinion and Consent of Lori K. Geadelmann, Esquire

n(1)	Consent of Ernst & Young LLP

(2)	Consent of Eversheds Sutherland (US) LLP

(3)	Opinion and Consent of Carolyn Eddy Langenwalter, Life Systems Business Enablement Actuarial Vice President

q.	Powers of Attorney